UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-06114

Cavanal Hill Funds

(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Address of principal executive offices)                                 (Zip code)

Cite Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:    1-800-762-7085

Date of fiscal year end:    8/31

Date of reporting period:    8/31/20

Item 1. Reports to Stockholders.

Annual Report

August 31, 2020

U.S. Treasury Fund

Government Securities Money Market Fund

Limited Duration Fund

Moderate Duration Fund

Bond Fund

Strategic Enhanced Yield Fund

Ultra Short Tax-Free Income Fund

Active Core Fund

Mid Cap Core Equity Fund

Opportunistic Fund

World Energy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Management Discussion of Fund Performance

3

Statements of Assets and Liabilities

22

Statements of Operations

26

Statements of Changes in Net Assets

30

Schedules of Portfolio Investments

36

Notes to Financial Statements

71

Financial Highlights

82

Report of Independent Registered Public Accounting Firm

104

Additional Fund Information

106

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-PORT and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Glossary of Terms

Bloomberg Barclays 1-Year Municipal Bond Index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years.

Bloomberg Barclays Asset-Backed Securities (ABS) Index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche.

Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS.

Bloomberg Barclays U.S. CMBS Investment Grade Index measures the market of U.S. Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300m. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are ERISA eligible under the underwriter’s exemption, and the non-US Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/ BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded.

Bloomberg Barclays U.S. Corporate Investment-Grade Index covers all publicly issued U.S. corporate, non-corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements, to qualify, bonds must be SEC-registered.

Bloomberg Barclays U.S. Intermediate Aggregate Bond Index is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years.

Bloomberg Barclays U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

Bloomberg Barclays U.S. Treasury 20+ Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 20+ years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg Barclays U.S. Treasury Index is an index of the public obligations of the U.S. Treasury with a remaining maturity of one year or more are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.

Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations, and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years.

MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard.

Russell 1000® Energy Index is designed to represent the performance of companies within specific sectors of the Russell 1000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 2000® Energy Index is designed to represent the performance of companies within specific sectors of the Russell 2000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Energy Index is designed to represent the performance of companies within specific sectors of the Russell 3000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. The Russell 3000® Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings.

Russell 3000® Value Index is a market capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000 with lower price-to-book ratios and lower expected growth rates.

Russell Midcap® Index tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Secured Overnight Financing Rate (SOFR) is a measure of the cost of borrowing cash overnight collateralized by Treasury securities, the benchmark is fully transaction based, founded on a robust underlying market–actual transaction level data is provided by Bank of New York Mellon and an affiliate of the Depository Trust & Clearing Corporation, DTCC Solutions LLC.

Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is produced by Municipal Market Data (MMD), which is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDO’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

Standard & Poor 500 Index (S&P 500 Index) is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

The above indices are unmanaged and do not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region.

Yield to Worst (YTW) is lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond.

Organization of Petroleum Exporting Countries (OPEC) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

Money Market Funds (Unaudited)

Investment Concerns

You could lose money by investing in the funds. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor has no legal obligation to provide financial support to the funds, and you should not expect that the sponsor will provide financial support to the funds at any time.

Market Conditions

The fiscal year proved to be a lot more volatile than originally envisioned. The period started last September with a federal funds target rate range of 2.25%-2.50% and ended with 0.25%. The Federal Open Market Committee (FOMC) had already started to cut rates slightly beginning in July 2019 in response to economic weakness and it brought them to near zero in March 2020 because of the economic devastation being wrought by the coronavirus pandemic.

By far, the biggest macroeconomic event of the year was the coronavirus pandemic, which is still affecting the world’s economies and markets. Prime money market funds saw outflows of 18% ($138 billion) in March as financial markets fell sharply, while Government money market funds (including Treasury funds) rose a stunning 29.6% to $3.563 trillion. Drawing on the experiences of the 2008 financial crisis, central bankers and fiscal authorities rolled out a plethora of programs, including a number of Federal Reserve initiatives and Congress’s quick passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act. These provided the markets with a much-appreciated jolt of adrenaline and confidence.

The major opportunity was buying longer-term securities at higher interest rates, which became more valuable as rates dropped.

The main challenge facing money market investors for most of the year was buffering the effect of ever-lower short-term interest rates. As 2020 progressed, net money market fund yields dropped sharply, reflecting the drastically lower rate environment. By mid-summer, 61% of money market funds were yielding 0.0% to .01%, according to Money Fund Intelligence.

The U.S. Treasury Fund and the Government Securities Money Market Fund

The Funds extended out the interest rate curve at opportune moments during the year. This locked in higher longer-term yields and served to buffer the declines in interest rates.*

Longer-term securities with higher yields provided the most value for the money market funds. These buffered the fall in short-term interest rates and kept fund yields higher for a while longer. In addition, floating-rate notes tended to yield a bit more than overnight repurchase agreements, so we kept fairly substantial positions in these instruments. Some of them were based on the Secured Overnight Financing Rate1 and some were based on the three-month Treasury Bill.*

Repurchase agreements are essential for daily liquidity purposes. However, they immediately reflect downward FOMC interest rate moves.

Outlook

We believe that rates will stay low for an extended period. This is the greatest challenge facing the money markets, one that rivals that of the 2008-2016 period. Unlike that period, one challenge we do not anticipate facing is a new round of money market reforms, particularly as Government and Treasury Funds successfully navigated the market turmoil in March.

Safety, liquidity, and yield remain of primary importance to us as we manage the Money Market Funds during an unprecedented period. We remain ready to: a) purchase longer-term securities when they offer attractive value; b) continue to have substantial positions in floating-rate notes, which typically pay a bit more than repos; and c) keep judicious portions of each fund in daily liquid assets to meet future redemptions.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the 12-month period ended August 31, 2020, the Limited Duration Fund A Shares (at NAV) returned 3.73%; Investor Shares returned 3.62%, while the Institutional Shares returned 3.87%. The Fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index1 posted a total return of 4.66%.

Market Conditions

It has been a strange 12 months, in the financial markets and everywhere else. Behind the backdrop of an historic decline in economic activity, aggressive fiscal and monetary policy measures were the primary drivers of fixed-income market returns.

After strength in risk markets during the fourth quarter of 2019, concerns over the coronavirus pandemic’s potential impact were priced in rapidly in early March 2020. The Federal Reserve Board (the Fed) responded by reducing the federal funds rate by 150 basis points (1.50%) to its current range of 0–0.25% during March. Despite this support, cracks appeared in all areas of the credit markets, and credit spreads rapidly widened.

The Fed once again supported the bond market via large purchases of Treasuries and agency MBS. It also opened new Special Purpose Vehicles (SPV) to support the corporate and municipal markets. The U.S. Treasury pledged to absorb potential losses. This unprecedented action had the desired effect of supporting corporate bond prices. Despite the volatility, corporate bonds fared very well. Fixed-income returns, in general, were strong.

Another critical action was the large fiscal stimulus provided by the U.S. Congress through the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The historic $2.2+ trillion stimulus measure provided direct payments to consumers, along with expanded unemployment benefits and aid to business and state/local governments.

Despite these massive stimulus measures, U.S. gross domestic product (GDP)1 in the second quarter of 2020 fell an annualized 31.7%, on the heels of a -5.0% first-quarter reading. Third-quarter GDP is expected to rebound sharply, with annualized growth estimates above 20%.

Strong returns for the period were available in most fixed-income sectors. Given the large drop in interest rates, long-duration fixed-income assets had significant price appreciation.

Investment-grade corporate credit was also a winner, thanks to the actions of the Fed and U.S. Treasury. Corporate bonds lost a lot of value in March 2020, but recouped those losses and added gains in the second quarter.

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 6.47% over the 12-month period. The Treasury1 portion of the index fared well, returning 6.98%. Longer-dated Treasuries posted very strong returns, with the 20-plus-year1 portion of the Treasury index up 13.19%.

The index’s corporate1 portion did well, despite significant volatility, returning 7.50%. High-yield corporate credit did not perform as well, with the Bloomberg Barclays U.S. Corporate High Yield Index1 returning just 4.71%. However, Ba-rated bonds1 (the index’s highest rating) were up 8.66%, as investors shunned lower-rated bonds.

All subsectors other than Treasuries and corporate bonds underperformed the overall Aggregate index. The commercial mortgage-backed securities1 (CMBS) portion returned 5.55%. CMBS also suffered large drawdowns in March 2020 and some bonds remained depressed at period-end given the uncertainty in the commercial real estate market.

The index’s asset-backed securities1 portion returned 4.26%, hurt by its short duration. The MBS1 market, also with a relatively short duration, underperformed the index, returning 4.54%.

Fund Strategy

We remained modestly long in the Fund with the largest underweight to corporates during the period. We reduced our exposure to non-agency MBS and reduced our Treasury positions. The Fund added significantly to the callable agency and agency MBS sectors.*

The Fund’s A Shares (at NAV) underperformed its benchmark by 93 basis points (0.93%), driven by the challenges posed by the volatility that occurred in March. The Fund has an underweight to government securities relative to the index and government bonds outperformed significantly during March. While the Fund maintained a high-quality bias, nearly every credit sector underperformed significantly during the month, regardless of quality.*

The Fund’s long duration position was additive, but the large underweight to the corporate sector dragged on performance.*

Outlook

With the Fed likely to leave the target federal funds rate at 0% for a long time, we think it makes sense to move out on the curve in shorter duration strategies.

The Fed’s rescue of the corporate bond market brought credit spreads back into tight levels. This and the decline in Treasury rates pushed investment-grade corporate yields to all-time lows. Despite the low yields, with the Fed directly supporting the investment-grade corporate market, we see little near-term risk in this sector and would look to add any high quality names that offer incremental yield.

With the low level of yields available across all sectors, we plan to maintain a high-quality bias. With the incremental yield pickup from moving down in quality being so low, we see little opportunity cost in holding safer assets. Investment-grade corporates, callable agencies, taxable municipals, and agency MBS all fit the bill.*

There has been a sharp spike in delinquencies in both the commercial and residential mortgage markets, so we see the potential for distressed assets to appear in those sectors. Until we see significant price declines, or until the economic backdrop for these sectors improves, we will remain cautious in the non-government guaranteed portions of these markets.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Index Description

The performance of the Limited Duration Fund is measured against the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Funds’ prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/20	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	3.73%	2.20%	2.33%
A Shares (with 2.00% maximum load)[1]	1.61%	1.78%	2.12%
Investor Shares	3.62%	2.15%	2.29%
Institutional Shares	3.87%	2.46%	2.57%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	4.66%	2.70%	2.18%
Lipper Short Investment Grade Debt Funds Average[2]	3.03%	2.28%	1.91%
Expense Ratio
			Gross
A Shares			0.84%
Investor Shares			0.99%
Institutional Shares			0.74%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Moderate Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 5 years.

For the 12-month period ended August 31, 2020, the Moderate Duration Fund A Shares (at NAV) returned 3.40%; Investor Shares returned 3.40%, while the Institutional Shares returned 3.66%. The Fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index1, showed total return of 5.45%.

Market Conditions

It has been a strange 12 months, in the financial markets and everywhere else. Behind the backdrop of an historic decline in economic activity, aggressive fiscal and monetary policy measures were the primary drivers of fixed-income market returns.

After strength in risk markets during the fourth quarter of 2019, concerns over the coronavirus pandemic’s potential impact were priced in rapidly in early March 2020. The Federal Reserve Board (the Fed) responded by reducing the federal funds rate by 150 basis points (1.50%) to its current range of 0 – 0.25% during March. Despite this support, cracks appeared in all areas of the credit markets, and credit spreads rapidly widened.

The Fed once again supported the bond market via large purchases of Treasuries and agency MBS. It also opened new Special Purpose Vehicles (SPV) to support the corporate and municipal markets. The U.S. Treasury pledged to absorb potential losses. This unprecedented action had the desired effect of supporting corporate bond prices. Despite the volatility, corporate bonds fared very well following the announcement of these SPVs. Fixed-income returns, in general, were strong.

Another critical action was the large fiscal stimulus provided by the U.S. Congress through the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The historic $2.2+ trillion stimulus measure provided direct payments to consumers, along with expanded unemployment benefits and aid to business and state/local governments.

Despite these massive stimulus measures, U.S. gross domestic product (GDP)1 in the second quarter of 2020 fell an annualized 31.7%, on the heels of a -5.0% first-quarter reading. Third-quarter GDP is expected to rebound sharply, with annualized growth estimates above 20%.

Strong returns for the period were available in most fixed-income sectors. Given the large drop in interest rates, long-duration fixed-income assets had significant price appreciation.

Investment-grade corporate credit was also a winner, thanks to the actions of the Fed and U.S. Treasury. Corporate bonds lost a lot of value in March 2020, but recouped those losses and added gains in the second quarter.

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 6.47% over the 12-month period. The Treasury1 portion of the index fared well, returning 6.98%. Longer-dated Treasuries posted very strong returns, with the 20-plus-year1 portion of the Treasury index up 13.19%.

The index’s corporate1 portion did well, despite significant volatility, returning 7.50%. High-yield corporate credit did not perform as well, with the Bloomberg Barclays U.S. Corporate High Yield Index1 returning just 4.71%. However, Ba-rated bonds1 (the index’s highest rating) were up 8.66%, as investors shunned lower-rated bonds.

All subsectors other than Treasuries and corporate bonds trailed the overall index. The commercial mortgage-backed securities1 (CMBS) portion returned 5.55%. CMBS also suffered large drawdowns in March 2020 and some bonds remained depressed at period-end given the market uncertainty.

The index’s asset-backed securities1 portion returned 4.26%, hurt by its short duration. The MBS1 market, also with a relatively short duration, underperformed the index, returning 4.54%.

Fund Strategy

The Fund remained modestly short versus the benchmark. The Fund added significant exposure to the corporate and taxable municipal sectors. The Fund significantly reduced the exposure to non-agency MBS and reduced the Fund’s Treasury position.*

The Fund’s A Shares (at NAV) underperformed its index by 205 basis points (2.05%). The underperformance was driven by the challenges posed by the volatility that occurred in March 2020. The Fund had underweights to government securities relative to the index and government bonds outperformed significantly during March. While the Fund maintained a high-quality bias, nearly every credit sector underperformed significantly during the month, regardless of quality.*

The short duration position was a headwind, partly offset by the positive effect of the Fund’s overweight to corporate bonds.*

Outlook

With the Fed likely to leave the target federal funds rate at 0% for a long time, we think it makes sense to move out on the curve in shorter duration strategies.

The Fed’s rescue of the corporate bond market brought credit spreads back into fairly tight levels. This and the decline in Treasury rates pushed investment-grade corporate yields to all-time lows. Despite the low yields, with the Fed directly supporting the investment grade corporate market, we see little near-term risk in this sector and would look to add any high quality names that offer incremental yield.

With the low level of yields available across all sectors, we plan to maintain a high-quality bias. With the incremental yield pickup from moving down in quality being so low, we see little opportunity cost in holding safer assets. Investment-grade corporates, callable agencies, taxable municipals, and agency MBS all fit the bill.*

There has been a sharp spike in delinquencies in both the commercial and residential mortgage markets, so we see the potential for more distressed assets in those sectors. Until we see significant price declines, or until the economic backdrop improves, we will remain cautious in the non-government guaranteed portions of these markets.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Moderate Duration Fund (Unaudited)

Index Description

The performance of the Moderate Duration Fund is measured against the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/20	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	3.40%	2.37%	3.56%
A Shares (with 2.00% maximum load)[1]	1.31%	1.97%	3.35%
Investor Shares	3.40%	2.33%	3.52%
Institutional Shares	3.66%	2.61%	3.80%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	5.45%	3.41%	3.00%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	4.62%	2.70%	2.44%
Expense Ratio
			Gross
A Shares			1.11%
Investor Shares			1.26%
Institutional Shares			1.01%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Bond Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average maturity of three years or more, and generally no longer than 10 years.

For the 12-month period ended August 31, 2020, the Bond Fund A Shares (at NAV) returned 5.07%; the Investor Shares returned 5.07%; and the Institutional Shares returned 5.34%. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, showed a total return of 6.47%.

Market Conditions

It has been a strange 12 months, in the financial markets and everywhere else. Behind the backdrop of an historic decline in economic activity, aggressive fiscal and monetary policy measures were the primary drivers of fixed-income market returns.

After strength in risk markets during the fourth quarter of 2019, concerns over the coronavirus pandemic’s potential impact were priced in rapidly in early March 2020. The Federal Reserve Board (the Fed) responded by reducing the federal funds rate by 150 basis points (1.50%) to its current range of 0 – 0.25% during March. Despite this support, cracks appeared in all areas of the credit markets, and credit spreads rapidly widened.

The Fed once again supported the bond market via large purchases of Treasuries and agency MBS. It also opened new Special Purpose Vehicles (SPV) to support the corporate and municipal markets. The U.S. Treasury pledged to absorb potential losses. This unprecedented action had the desired effect of supporting corporate bond prices. Despite the volatility, corporate bonds fared very well following the announcement of these SPVs. Fixed-income returns, in general, were strong.

Another critical action was the large fiscal stimulus provided by the U.S. Congress through the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The historic $2.2+ trillion stimulus measure provided direct payments to consumers, along with expanded unemployment benefits and aid to business and state/local governments.

Despite these massive stimulus measures, U.S. gross domestic product (GDP)1 in the second quarter of 2020 fell an annualized 31.7%, on the heels of a -5.0% first-quarter reading. Third-quarter GDP is expected to rebound sharply, with annualized growth estimates above 20%.

Strong returns for the period were available in most fixed-income sectors. Given the large drop in interest rates, long-duration fixed-income assets had significant price appreciation.

Investment-grade corporate credit was also a winner, thanks to the actions of the Fed and U.S. Treasury. Corporate bonds lost a lot of value in March 2020, but recouped those losses and added gains in the second quarter.

Treasuries posted very strong returns, with the 20-plus-year1 portion of the Treasury index up 13.19%.

The index’s corporate1 portion did well, despite significant volatility, returning 7.50%. High-yield corporate credit did not perform as well, with the Bloomberg Barclays U.S. Corporate High Yield Index1 returning just 4.71%. However, Ba-rated bonds1 (the index’s highest rating) were up 8.66%, as investors shunned lower-rated bonds.

All subsectors other than Treasuries and corporate bonds underperformed the overall Aggregate index. The commercial mortgage-backed securities1 (CMBS) portion returned 5.55%. CMBS also suffered large drawdowns in March 2020 and some bonds remained depressed at period-end given the uncertainty in the commercial real estate market.

The index’s asset-backed securities1 portion returned 4.26%, hurt by its short duration. The MBS1 market, also with a relatively short duration, underperformed the index, returning 4.54%.

Fund Strategy

The Fund remained modestly short duration versus its benchmark. We added significant exposure to both the corporate sector and taxable municipal sector. We significantly reduced our exposure to non-agency MBS in the Fund, and reduced our Treasury position as well.*

The Fund underperformed its index by 140 basis points (1.40%) for the period. The underperformance was driven by the challenges posed by the volatility that occurred in March 2020. The Fund has underweights to government securities relative to the index and government bonds outperformed significantly during March. While the Fund maintained a high-quality bias, nearly every credit sector underperformed significantly during the month, regardless of quality.*

The short duration position was a headwind, partly offset by the positive effect of the Fund’s overweight to the corporate sector.*

Outlook

With the Fed likely to leave the target federal funds rate at 0% for a long time, we think it makes sense to move out on the curve in shorter duration strategies.

The Fed’s rescue of the corporate bond market brought credit spreads back into fairly tight levels. This and the decline in Treasury rates pushed investment-grade corporate yields to all-time lows. Despite the low yields, with the Fed directly supporting the investment grade corporate market, we see little near-term risk in this sector and would look to add any high quality names that offer incremental yield.*

With the low level of yields available across all sectors, we plan to maintain a high-quality bias. With the incremental yield pickup from moving down in quality being so low, we see little opportunity cost in holding safer assets. Investment-grade corporates, callable agencies, taxable municipals, and agency MBS all fit the bill.*

There has been a sharp spike in delinquencies in both the commercial and residential mortgage markets, so we see the potential for distressed assets to appear in those sectors. Until we see significant price declines, or until the economic backdrop for these sectors improves, we will remain cautious in the non-government guaranteed portions of these markets.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Bond Fund (Unaudited)

Index Description

The performance of the Bond Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/20	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	5.07%	3.21%	3.66%
A Shares (with 2.00% maximum load)[1]	2.97%	2.81%	3.46%
Investor Shares	5.07%	3.22%	3.64%
Institutional Shares	5.34%	3.45%	3.89%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	4.33%	3.65%
Lipper Core Bond Funds Average[2]	6.42%	4.23%	3.69%
Expense Ratio
			Gross
A Shares			0.84%
Investor Shares			0.99%
Institutional Shares			0.74%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Strategic Enhanced Yield Fund (Unaudited)

Fund Goal

The Fund is designed to be an opportunistic, multi-sector fixed income investment. The investment team attempts to shift allocations into areas that we believe provide the best risk/reward profiles. The Fund typically has a meaningful allocation to mortgage-backed securities and other securitized products, and the Fund has the freedom to invest in a broad range of credit ratings and durations.

For the 12-month period ended August 31, 2020, the Strategic Enhanced Yield Fund A Shares (at NAV) returned 4.41% the Investor Shares returned 4.47% and the Institutional Shares returned 4.66% The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, showed a total return of 6.47%.

Market Conditions

It was a very strange 12 months, in the financial markets and everywhere else. Behind the backdrop of an historic decline in economic activity, aggressive fiscal and monetary policy measures were the primary drivers of fixed-income returns.

After strength in risk markets during the fourth quarter of 2019, concerns over the coronavirus pandemic’s potential impact were priced in rapidly in early March 2020. The The Federal Reserve Board (the Fed) responded by reducing the federal funds rate by 150 basis points (1.50%) to its current range of 0 – 0.25% during March. Despite this support, cracks appeared in all areas of the credit markets, and credit spreads rapidly widened.

The Fed once again supported the bond market via large purchases of Treasuries and agency MBS. It also opened new Special Purpose Vehicles (SPV) to support the corporate and municipal markets. The U.S. Treasury pledged to absorb potential losses. This unprecedented action had the desired effect of supporting corporate bond prices. Despite the volatility, corporate bonds fared well over the past 12 months. Fixed-income returns, in general, were strong.

Another critical action was the large fiscal stimulus provided by the U.S. Congress through the Coronavirus Aid, Relief, and Economic Security (CARES) Act. The historic $2.2+ trillion stimulus measure provided direct payments to consumers, along with expanded unemployment benefits and aid to business and state/local governments.

Despite these massive stimulus measures, U.S. gross domestic product (GDP)1 in the second quarter of 2020 fell an annualized 31.7%, on the heels of a -5.0% first-quarter reading. Third-quarter GDP is expected to rebound sharply, with annualized growth estimates above 20%.

Given the large drop in interest rates, long-duration fixed-income assets had significant price appreciation.

Investment-grade corporate credit was also a winner, thanks to the actions of the Fed and U.S. Treasury. Corporate bonds lost a lot of value in March 2020, but recouped those losses and added gains in the second quarter.

The Bloomberg Barclays U.S. Aggregate Bond Index1 returned 6.47% over the 12-month period. The Treasury1 portion of the index fared well, returning 6.98%. Longer-dated Treasuries posted very strong returns, with the 20-plus-year1 portion of the Treasury index up 13.19%.

The index’s corporate1 portion did well, despite significant volatility, returning 7.50%. High-yield corporate credit did not perform as well, with the Bloomberg Barclays U.S. Corporate High Yield Index1 returning just 4.71%. However, Ba-rated bonds1 (the index’s highest rating) were up 8.66%, as investors shunned lower-rated bonds.

All subsectors other than Treasuries and corporate bonds underperformed the overall Aggregate index. The commercial mortgage-backed securities1 (CMBS) portion returned 5.55%. CMBS also suffered large drawdowns in March 2020 and some bonds remained depressed at period-end given the uncertainty in the commercial real estate market.

The index’s asset-backed securities1 portion returned 4.26%, hurt by its short duration. The MBS1 market, also with a relatively short duration, underperformed the index, returning 4.54%.

Fund Strategy

The Fund’s duration was in line with to slightly longer than that of the benchmark index. It remained heavily underweighted to the corporate sector. The Fund began the period with a large position in the non-agency residential mortgage-backed securities sector, but reduced that dramatically early in the second quarter of 2020. The Fund added a large position in callable agencies over the past six months.*

The Fund underperformed its index by 206 basis points (2.06%) this year because of its large underweight to the corporate sector. The modest long duration position was a tailwind as rates fell, but it was not enough to make up for the corporate underweight.*

Because all sectors besides Treasuries and corporate bonds underperformed the index, any allocation outside of those two sectors made it difficult to keep up with the index, which has large weightings to both sectors.

Outlook

With the Fed likely to leave the target federal funds rate at 0% for a long time, we like having a longer duration bias. A move back down in yields on the long end of the curve would provide some decent capital appreciation.

The Fed’s rescue of the corporate bond market brought credit spreads back into fairly tight levels. This compression of spreads combined with the decline in Treasury rates pushed investment-grade corporate yields to all-time lows (the yield to worst1 on the corporate portion of the benchmark was 1.95% on August 31, 2020).

High-yield corporates still offer some yield potential. However, given the high level of uncertainty about future economic growth, it’s difficult to get too bullish on the sector.

Given the lack of market opportunities, we will maintain our high quality bias. We are positioned long in Treasuries, callable agencies, and MBS with plenty of credit enhancement. Absent any significant market distress, we are unlikely to deviate much from this allocation.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Strategic Enhanced Yield Fund (Unaudited)

Index Description

The performance of the Strategic Enhanced Yield Fund is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the periods ended 8/31/20	1 Year	(12/26/17)
A Shares (at NAV)[1]	4.41%	5.59%
A Shares (with 2.00% maximum load)[1]	2.27%	4.81%
Investor Shares	4.47%	5.75%
Institutional Shares	4.66%	5.85%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	5.90%
Lipper Multi-Sector Income Funds Average[2]	3.23%	3.65%
Expense Ratio
		Gross
A Shares		4.03%
Investor Shares		3.17%
Institutional Shares		3.24%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Ultra Short Tax-Free Fund (Unaudited)

Fund Goal

The goal of the Fund is to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. To pursue its objective, this Fund invests in securities exempt from federal taxes and consists of a mix of Variable Rate Demand Notes (VRDN), which provide daily or weekly liquidity, as well as fixed rate paper; the Fund will have a weighted average maturity of one year or less.

For the 12-month period ended August 31, 2020, the Ultra Short Tax-Free Fund A Shares (at NAV) returned 0.64%; the Investor Shares returned 0.64% and the Institutional Shares returned 0.89%. The Fund’s benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index1, showed a total return of 1.95%.

Market Conditions

It was the tale of two halves for the fiscal period. The first half featured steady growth, low unemployment, benign inflation, and a resilient consumer. The second half was marked by the spread of the coronavirus pandemic, which nearly brought the global economy to a complete halt in the spring. Evidence of the shutdown can be seen in the U.S. unemployment rate rising from 3.5% at the end of February to 14.7% in April, before ending the period at 8.4%. The gross domestic product (GDP)1 reading was even more dramatic as 2019 ended at 2.4% growth for the fourth quarter, followed by a 5.0% contraction in the first quarter of 2020 and a historic 31.7% contraction in the second quarter. While the situation improved in the summer months, it’s evident that things won’t get back to normal until a long-awaited vaccine is available.

Like all financial markets, the short end of the municipal market was relatively calm in the first half of the period, but was marked by extreme volatility in the spring. Historic outflows from muni bond funds led to massive selling and resulted in sharp spikes in yields.

The SIFMA index1, which is an average of yields on variable rate demand notes (VRDNs), rose from 1.28% to 5.20% in one week in March. The fixed-rate market saw a similar move upward as yields in the 1-year maturity range moved about 150 basis points (1.50%) higher in just a few trading days. The volatility was short-lived, however, and yields on both VRDNs and fixed-rate maturities fell to multi-year lows by the end of the period.

The key opportunity came in March during the aforementioned spike in yields. Investors were able to lock in fixed-rate muni bonds at rates not seen since the financial crisis. Yields on VRDNs also rose to their highest level since September 2008.

The main challenges came as rates quickly declined after the spike in the spring, ultimately returning to levels not seen since 2016 by the end of the period.

Fund Strategy

The Fund took advantage of the buying opportunity in the spring by locking in fixed-rate bonds at extremely attractive levels. That resulted in very strong performance for a few months, but the situation changed as those bonds matured in a declining-rate environment, leading the Fund to underperform overall for the entire period.*

Outlook

The Fed has reiterated its intention to keep the overnight lending rate near zero in the foreseeable future, so we believe that the short end of the muni market will likely follow that lead. The challenge for investors in the market will be in finding yield in a low-rate environment without taking on unnecessary credit risk, as state and local municipalities could face potential revenue declines due to the economic downturn.

In anticipation of continued low rates on VRDNs, the Fund will look to extend duration by taking advantage of buying opportunities in the fixed-rate market. As always, market participants will be paying close attention to the supply/demand dynamic.

While it’s likely that issuers will take advantage of the low rate environment, yields on munis could rise relative to taxable alternatives if demand wanes due to muni fund outflows.*

The 2020 election could also affect the muni market: A Biden victory would likely result in higher taxes at some point, which would make munis more attractive. A Trump victory would likely maintain the muni market’s status quo.

One final potential market mover could come from the credit perspective as it remains to be seen how long and deep the pandemic’s impact on state and local government revenues will be felt.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Ultra Short Tax-Free Fund (Unaudited)

Index Description

The performance of the Ultra Short Tax-Free Fund is measured against the Bloomberg Barclays 1-Year Municipal Bond Index, an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the periods ended 8/31/20	1 Year	(12/26/17)
A Shares (at NAV)[1]	0.64%	0.41%
A Shares (with 1.00% maximum load)[1]	-0.35%	0.04%
Investor Shares	0.64%	0.80%
Institutional Shares	0.89%	1.14%
Bloomberg Barclays 1-Year Municipal Bond Index	1.95%	2.13%
Lipper Short Municipal Debt Funds Average[2]	1.56%	1.99%
Expense Ratio
		Gross
A Shares		1.44%
Investor Shares		1.59%
Institutional Shares		1.34%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Active Core Fund (Unaudited)

Fund Goal

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to attempt to control risk. Our diversification strategy is multi-dimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

For the 12-month period ended August 31, 2020, the Active Core Fund A Shares (at NAV) posted a total return of 11.26%; the C Shares returned 10.42%; the Investor Shares returned 11.29%, and the Institutional Shares returned 11.54%. The Fund’s benchmarks, the Russell 1000® Index1 and the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 22.50% and 6.47%, respectively.

Market Conditions

U.S. gross domestic product (GDP)1 growth was above 2% in the latter half of 2019. However, the arrival of the coronavirus and government efforts to slow the virus’s spread had a dramatic impact in 2020. GDP growth turned negative at -5.0% in the first quarter but the real slowdown occurred in the second quarter at an annualized -31.7%.

When the pandemic’s impact was felt in early March, the government response was massive and swift, with substantial assistance from the Federal Reserve Board (the Fed) and Congress. Equity markets quickly reversed course as investors recognized the government’s firm commitment to keeping the economy afloat. As well, as the months progressed, optimism around easing lock-down measures and the potential for improved treatments and vaccines helped to move markets even higher. By August, many equity indices had fully recovered and reached new highs.

Over the past 12 months, U.S. equity markets fared better than developed and emerging market equities. The U.S. technology sector helped growth stocks to significantly outperform value. The initial phase of the virus shutdown caused investors to prefer large- and mega-cap stocks with greater balance sheet stability. Against the backdrop of an almost unwavering interest in mega-cap technology stocks, the defining shift over the past year was the extreme preference for lower-risk, more defensive stocks in the coronavirus-driven market downturn and then the sudden shift to buying more volatile, cyclical ones in the ensuing stimulus-inspired market run-up.

A persistent exposure to technology was a major driver of performance. Apart from that, it was beneficial to be positioned in high quality, defensive stocks pre-pandemic and then in beaten-down, higher-risk cyclical stocks as the market rebounded. Value stocks and small caps lagged as energy faced structural headwinds and a secular threat to demand and oil prices, from reduced economic activity. Lower interest rates and the potential for increased defaults from business failures weighed on the financial sector. The market’s extreme volatility also presented a challenge, particularly for lower turnover strategies.

Most fixed-income sectors had strong returns for the period. Given the large drop in interest rates, long-duration fixed-income assets had significant price appreciation.

Investment-grade corporate credit was also a winner, thanks to the actions of the Fed and U.S. Treasury. Corporate bonds lost a lot of value in March 2020, but recouped those losses and added gains in the second quarter.

Fund Strategy

We maintained a diversified portfolio, with approximately 52.8% of the Fund’s portfolio in equities at the end of the 12-month period, compared with 45.9% at the end of August 2019. Fixed-income securities represented approximately 38.2% of the portfolio, compared with 44.2% at the end of August 2019. The rest of the Fund was in cash and mutual funds.*

Within the equity portfolio, we continued to invest in a variety of domestic U.S. and international stocks, including developed and emerging market stocks, which generally posted strong performance for the period. Within the U.S. market, large-cap stocks outperformed mid-cap and small-cap stocks, and growth stocks continued to outperform value stocks. The Russell 3000® Growth Index rose 42.59% versus the Russell 3000® Value Index’s return of 0.39%. We maintained broad style exposure, investing in large- and mid-cap stocks within the core value and growth styles. We also held a modest allocation to non-U.S. stocks.*

Within fixed income, we maintained a higher quality bias versus the benchmark with modestly short duration. We added exposure to the corporate and taxable municipal sectors while reducing our exposure to non-agency mortgage-backed securities1 and reduced the Fund’s Treasury position. While the Fund maintained a high-quality bias, nearly every credit sector underperformed significantly during the volatile month of March, regardless of quality. The short duration position was a headwind, partly offset by the positive effect of the Fund’s overweight to corporate bonds.*

Outlook

The U.S. and global economies have started to recover from the coronavirus shutdown but there is a long way to go. While a vaccine could receive FDA approval before year-end, there remains uncertainty over public acceptance and the speed of distribution. Businesses will also be challenged to adapt to the new environment. However, as they modify their operations, we expect businesses will face significant opportunities. The greatest source of near-term uncertainty is the U.S. elections in November. While it appears that the market is well supported and that the economy has room to grow, we expect to see more volatility in the coming months.

With the Fed likely to leave the target federal funds rate at 0% for a long time, we think it makes sense to move out on the curve in shorter duration fixed income strategies. Despite the unusually low yields, with the Fed directly supporting the investment-grade corporate market, we see little near-term risk in this sector and would look to add any high quality names that offer incremental yield. And with low yields across all sectors, we plan to maintain a high-quality bias, seeing little reason not to hold safer assets, such as investment-grade corporates, callable agencies, taxable municipals, and agency MBS.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Active Core Fund (Unaudited)

Index Description

The performance of the Active Core Fund is measured against the Russell 1000® Index and the Bloomberg Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, which measures the performance of the large-cap segment of the U.S. equity universe, is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/20	1 Year	5 Year	10 Year
A Shares (at NAV)[1]	11.26%	7.33%	8.18%
A Shares (with 2.00% maximum load)[1]	9.07%	6.90%	7.96%
C Shares[1]	10.42%	6.56%	7.75%
Investor Shares	11.29%	7.44%	8.23%
Institutional Shares	11.54%	7.64%	8.48%
Russell 1000® Index	22.50%	14.31%	15.19%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	4.33%	3.65%
Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	8.37%	6.63%	7.34%
Expense Ratio
			Gross
A Shares			1.26%
C Shares			2.16%
Investor Shares			1.41%
Institutional Shares			1.16%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class A Shares and Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior May 2, 2011 and December 31, 2014, respectively. The A Shares and C Shares began presenting performance linked to the Investor Class in September of 2011 and since inception, respectively. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%, and C Shares bear a 12b-1 fee of 1.00%. Investor Shares, Institutional Shares and C Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences are reflected in the performance information. Accordingly, had A Shares and C Shares of the Fund been offered for periods May 2, 2011 and December 31, 2014, respectively, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Mid Cap Core Equity Fund (Unaudited)

Fund Goal

We seek to provide total return, net of taxes, by investing at least 80% of net assets in a diversified portfolio of common stocks of mid-cap U.S. companies. The Fund defines Mid-Cap securities as those that are included in the Russell MidCap® Index at the time of purchase.

For the 12-month period ended August 31, 2020, the Mid Cap Core Equity Fund’s A Shares (at NAV) posted a total return of 5.62%; the C Shares returned 5.12%; the Investor Shares returned 5.73% and the Institutional Shares posted a total return of 6.05%. The Fund’s benchmark, the Russell MidCap® Index1 returned 8.73%.

Markets were strong over this period so any cash holdings were a drag on performance. In terms of specific stocks and sectors, homebuilders and retail/apparel stocks were the primary reason for the Fund’s relative underperformance.*

Market Conditions

U.S. gross domestic product (GDP)1 was above 2% in the latter half of 2019. However, the arrival of the coronavirus and government efforts to slow the virus’s spread had a dramatic impact in 2020. U.S. gross domestic product (GDP)1 growth turned negative at -5.0% in the first quarter but the real slowdown occurred in the second quarter at an annualized -31.7%.

When the pandemic’s impact was felt in early March, the government response was massive and swift, with substantial assistance from the Federal Reserve Board (the Fed) and Congress. Equity markets quickly reversed course as investors recognized the government’s firm commitment to keeping the economy afloat. As well, as the months progressed, optimism around easing lock-down measures and the potential for improved treatments and vaccines helped to move markets even higher. By August, many equity indices had fully recovered and reached new highs.

Over the past 12 months, U.S. equity markets fared better than developed and emerging market equities. The U.S. technology sector helped growth stocks to significantly outperform value. The initial phase of the virus shutdown caused investors to prefer large- and mega-cap stocks with greater balance sheet stability. Against the backdrop of an almost unwavering interest in mega-cap technology stocks, the defining shift over the past year was the extreme preference for lower-risk, more defensive stocks in the coronavirus-driven market downturn and then the sudden shift to buying more volatile, cyclical ones in the ensuing stimulus-inspired market run-up.

A persistent exposure to technology was a major driver of performance. Apart from that, it was beneficial to be positioned in high quality, defensive stocks pre-pandemic and then in beaten-down, higher-risk cyclical stocks as the market rebounded.

Value stocks and small caps lagged as energy faced structural headwinds and a secular threat to demand and oil prices, from reduced economic activity. Lower interest rates and the potential for increased defaults from business failures weighed on the financial sector. The market’s extreme volatility also presented a challenge, particularly for lower turnover strategies.

Fund Strategy

In late 2019, we expected that the economy would begin to reaccelerate early in 2020. Prior to that, we were primarily leaning on high-quality, profitability themes. We were patient, however, and only made a few, selective changes to try to increase our exposure to more cyclical market areas. The portfolio’s defensive aspects held up well through the market turmoil. The sudden rebound was a surprise, though, given how little visibility there was into the virus’ impact and the potential for treatments and vaccines. But by not rapidly adding risk in April and May, preferring high-quality companies, we missed out on the rally in some of the most highly levered, beaten-down stocks that were propped up by government support and stimulus measures.* The Fund benefited modestly overall from sector allocations. We leaned on sector overweights to technology, staples, and financials. Conversely, we had underweights to utilities, materials, and a slight underweight to consumer discretionary. Overall, the technology and staples overweights helped, though the underweight to materials was a drag as the market rebounded.*

Our style allocation, on the other hand, detracted from performance. Exposures to high-quality and momentum themes added to performance, but not adding exposure to high-risk assets in the market recovery was costly. Keeping our defensive stance in place hurt relative performance substantially.*

Our stock picks within technology tended to do well. Stock picking within cyclical, value sectors that were especially affected by the pandemic and economic shutdown and the stimulus measures (energy, financials, real estate, etc.) was more problematic, largely from the choice not to add to low-quality names at market bottom. The dramatic market swings, inopportune cash flows into and out of the Fund, and a higher percentage of cash holdings also created drag.*

An overweight to staples and an underweight to utilities had the most positive sector allocation influence. The tech sector provided the most significant single-stock performers as investors stuck with semiconductors (Cadence Design Systems Inc.) and internet companies (Fortinet, Inc.) before, during, and after the pandemic took hold. An underweight to materials and overweight to real estate had the greatest negative sector allocation influence. The real estate sector was hurt on uncertainty around the demand for commercial office space and the ability of tenants to pay. Mid-cap material stocks benefited significantly in the market rebound and were among the leading sectors for the year. Picking stocks within the mid-cap energy, financial, and airline space was also problematic given the pandemic’s effects.*

Outlook

The U.S. and global economies have started to recover from the coronavirus shutdown but there is a long way to go. While a vaccine could receive FDA approval before year-end, there remains uncertainty over public acceptance and the speed of distribution. Businesses will also be challenged to adapt to the new environment. However, as they modify their operations, we expect businesses will face significant opportunities. The greatest source of near-term uncertainty is the U.S. elections in November. While it appears that the market is well supported and that the economy has room to grow, we expect to see more volatility in the coming months.

We expect the macro backdrop to continue to improve over the coming months. The coronavirus will likely remain a major concern until a safe, reliable vaccine can be delivered. Consumers and workers have also had more time to adapt to the new environment. As well, the pent-up demand and savings created by the lockdown could help spur the economy when a broader reopening occurs.

We have attempted to become more neutral to cyclical areas (relative to the benchmark) during the rebound but we maintain that high-quality, more profitable companies should perform better over the long term and should navigate this next market phase well.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change. Please refer to the Fund’s Schedule of Portfolio Investments for additional information regarding specific holdings.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Mid Cap Core Equity Fund (Unaudited)

Index Description

The performance of the Mid Cap Core Equity Fund is measured against the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies. The index is unmanaged and does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investor cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The value of the Fund’s investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the periods ended 8/31/20	1 Year	(12/30/16)
A Shares (at NAV)[1]	5.62%	6.28%
A Shares (with 2.00% maximum load)[1]	3.52%	5.71%
C Shares[1]	5.12%	5.32%
Investor Shares	5.73%	6.27%
Institutional Shares	6.05%	6.51%
Russell MidCap® Index	8.73%	9.63%
Lipper Mid-Cap Core Funds Average[2]	1.84%	5.06%
Expense Ratio
		Gross
A Shares		10.07%
C Shares		2.06%
Investor Shares		8.26%
Institutional Shares		9.22%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Opportunistic Fund (Unaudited)

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles.

For the 12-month period ended August 31, 2020, the Opportunistic Fund’s A Shares (at NAV) returned 8.37%; the C Shares returned 7.58%; the Investor Shares returned 8.46%, and the Institutional Shares returned 8.74%. The Fund’s benchmarks, the S&P 500 Index1 and the HFRX Equity Hedge Index1, posted total returns of 21.94% and 0.47%, respectively.

Market Conditions

The Federal Reserve Board’s (the Fed) accommodative monetary policy had an even larger impact on this year’s market returns than usual as its actions included an expanded bond-buying program, a number of interest rate cuts throughout the fiscal year, especially in early March, and the decision to peg short-term interest rates to zero.

Congress’s $2.2+ trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act immediately stimulated the U.S. economy at the outset of the downturn in March as well, though the resulting increase in U.S. federal debt to gross domestic product1 could have a dampening effect on economic growth in the coming years.

Most of the fiscal year was affected by the U.S. economic and political climate as well as the coronavirus pandemic, which shutdown global economic activity.

The speed with which the market recovered after the market downturn in March created a scenario in which investors who were positioned defensively and could not nimbly reverse that positioning were left behind as the market recovered. Importantly, the Fed supported markets both before and after the coronavirus outbreak.

Growth stocks, large-cap stocks, and technology stocks led before and after the pandemic as investors continued to be concerned about longer-term economic growth.

Small-cap and energy stocks lagged. Oil markets continued to suffer from oversupply both from the U.S. shale boom as well as a refusal to accept production cuts from the governments of Saudi Arabia and Russia. This oversupply was exacerbated by the pandemic.

Fund Strategy

We believe attractive investment opportunities often arise where Wall Street research is lacking. We use bottom-up research to identify opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can lead to fluctuations of the Fund’s net risk exposure over time.*

We may use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may raise cash to lower our net market exposure. We track and modulate the Fund’s stock market exposure based on our view of market conditions and investment opportunities.*

The Fund’s most important tactic for the year ended August 31, 2020 was to swiftly decrease exposure to risk in the middle of the market downturn in March and just as swiftly increase exposure a week after the market bottomed in late March. Additionally, being exposed to large-cap and growth stocks for the first month of the recovery before pivoting to small caps and value in May helped performance. The Fund had a more neutral positioning with regard to size and style as of fiscal year end (August 31, 2020).*

The Fund (A Shares at NAV) outperformed its benchmark, the HFRX Equity Hedge Index, by more than 790 basis points (7.90%) for the 12 months ended August 31, 2020. Most of this relative outperformance came from the Fund being both quicker to decrease exposure during the March 2020 stock market downturn and quicker to increase exposure coming out of the market bottom.*

Stock selection in communication services and consumer discretionary sectors as well as the biotechnology industry was positive as investors’ concerns about regulatory, competitive, and political issues in these areas of the market dissipated over the year.*

Stock selection in the technology and industrials sectors detracted from benchmark-relative performance as a merger-arbitrage deal involving one of our holdings fell through, and some companies made dividend cuts. Also, not owning housing-related stocks hurt in the post-coronavirus recovery as investors became more constructive on the housing market.*

Outlook

A significant near-term risk is the November U.S. presidential election. We are constructive on the months following the election, but as the market moves beyond that, we see more uncertainty. Additionally, U.S. government transfer payments caused the savings rate to balloon temporarily. As that normalizes over the coming quarters, we expect that consumer spending will drive strong U.S. economic growth in 2021.

We anticipate a consumption-driven U.S. economic recovery in 2021 as the economy reopens following the coronavirus pandemic. As of August 31, 2020, the Fund accordingly had increased exposure to small-cap and cyclical stocks. We had reduced exposure to technology stocks following their multi-year rally.*

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Opportunistic Fund (Unaudited)

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

			Since
			Inception
For the periods ended 8/31/20	1 Year	5 Year	(9/1/11)
A Shares (at NAV)[1]	8.37%	3.77%	7.17%
A Shares (with 2.00% maximum load)[1]	6.23%	3.35%	6.94%
C Shares[1]	7.58%	2.98%	6.63%
Investor Shares	8.46%	3.77%	7.14%
Institutional Shares	8.74%	4.05%	7.45%
S&P 500 Index	21.94%	14.46%	14.95%
HFRX Equity Hedge Index	0.47%	1.12%	1.75%
Lipper Absolute Return Funds Average[2]	1.40%	2.33%	2.48%
Expense Ratio
			Gross
A Shares			1.81%
C Shares			2.71%
Investor Shares			1.96%
Institutional Shares			1.71%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

Certain returns shown include monies received by the Fund in respect to one-time class action settlements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from August 31, 2011.

World Energy Fund (Unaudited)

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy related financial instruments issued in the U.S. and markets around the world. Investments typically include a combination of common stock, bonds and exchange traded funds (“ETFs”) but may also include other asset types that are related to energy industry activities. The team pursues investment opportunities with attractive risk/return profiles.

Ability to invest in any proportion

0 to 100% Equity

0 to 100% Fixed Income

0 to 25% Master Limited Partnership

For the 12-month period ended August 31, 2020, the World Energy Fund’s A Shares (at NAV) posted a total return of -6.13%; the C Shares returned -6.89%; the Investor Shares returned -6.19% and the Institutional Shares posted a total return of -5.91%. The Fund’s benchmarks, the S&P 500 Index1 and the MSCI World Energy Index1 returned 21.94% and -30.17%, respectively.

The Fund underperformed the S&P 500 Index for the fiscal year but outperformed its energy benchmarks. The Fund benefited from its exposure to alternative energy and its limited exposure to traditional fossil fuel-related stocks. While the Fund’s institutional shares returned -5.91%, the large-cap Russell 1000® Energy Index1 lost 31.97% and the small-cap Russell 2000® Energy Index1 lost 23.66%, helped by its greater exposure to alternative energy, which outperformed the broad energy market.

Oil Market Backdrop

For the first half of the fiscal year, the U.S. economic expansion continued. Until February, the oil markets were performing, as we would have hoped. Then, in late winter, the coronavirus began shutting down the world. That had a negative impact on oil demand, beginning with China. The shutdown quickly spread to Europe and the U.S. Demand for energy collapsed with the market downturn.

After several months of depressed oil demand, it is only now beginning to recover. At its peak in November 2019, estimated oil demand was 102 million barrels of oil per day. Demand collapsed all the way to 79 million barrels per day in April. Since then, it rebounded to almost 93 million barrels per day in July, but remained more than 8% below its peak.

At the time that oil prices and demand were collapsing in March and April, a price war broke out between Saudi Arabia and Russia, resulting in massive price dislocations and excess oil flowing into inventories at a record pace.

After the full impact of the coronavirus-related shutdown was felt in depressed global oil demand, Russia+OPEC1 ended their price war and made a historic cut of close to 10 million barrels per day. However, because inventories had already grown, we expect there to remain a big headwind to oil prices for several years because of excess inventory.

For the year, Brent crude oil fell 23% to $45.28 a barrel. The price of West Texas Intermediate crude oil dropped 22% to $42.61. Natural gas rose 15% to $2.63.

Oil prices fell sharply on declining demand, influenced by the curtailment of global economic activity, and the excess inventory that resulted from both coronavirus-induced demand shock and the short-lived March-April price war. Natural gas prices ticked up after years of declines.

Generally, the best opportunities during the market sell-off included defensive allocations including high cash balances and owning alternative energy assets. Among equities, one of the best performing subsectors was alternative energy. The electric vehicle, solar, and wind power segments continue to garner investor attention. Concerns around the impact of low commodity prices on exploration and production companies kept investors away from traditional fossil fuel equities. Rising bankruptcies among fossil fuel companies also led to deteriorating sentiment.

Fund Strategy

The Fund is able to invest in a variety of instruments, including common stocks, fixed income securities, and master limited partnerships (MLPs). We allocate the Fund’s assets in search of the best opportunities based on our view of commodity prices and the relative attractiveness of the energy sector’s various subsectors.*

During the year, we were neutral to aggressively positioned prior to the coronavirus sell-off and price war. When that happened, we repositioned defensively, raising cash, lowering our exposure to fossil fuel assets, raising bonds, and boosting our investment in alternative energy. As markets stabilized, we became more aggressive in our positioning though we continued to hold a large position in alternative energy as we continue to see long-term opportunities in electric vehicles, wind, solar, and hydrogen technologies.*

Having a large exposure to alternative energy assets greatly helped relative performance. Investments in wind and solar power, and driverless cars added to returns. Some bond holdings also helped us in a down market. Later in the year, we identified hydrogen as a relatively attractive area and we added positions in hydrogen-related investments.*

At period-end, the Fund was positioned as follows compared with the the Russell 3000® Energy Index1*:

●	Underweight integrated oil & gas

●	Slightly overweight oil & gas drilling, equipment, and services

●	Underweight exploration and production (E&P) companies as we are focused on companies that we believe can generate free cash flow and that have strong balance sheets

●	Slightly overweight refining, as we believe refineries are likely to best manage the economic strains in the energy sector

●	We increased our already substantial allocation to alternative energy based on immediate opportunities and long-term trends

●	As a defensive move, we also have about 12% of our assets in cash and fixed income

Outlook

Although oil markets are beaten down, we see opportunities. Bankruptcies are generally good for the industry, at least for the survivors. We have identified several E&P companies that we believe should be able to withstand relatively low oil prices. In addition, we have identified service companies with strong balance sheets.*

There are also company-specific opportunities among U.S. refiners. We believe these companies are significantly undervalued and, assuming we return to even a new normal, we believe their cash flow potential is currently undervalued.*

If we get a V-shaped economic recovery, investors may revisit cyclical stocks. It won’t take oil prices to rise significantly for these stocks to outperform as we believe valuations are attractive with long-term oil prices in the $50-60 range, although that may be a few years out. Though governance issues still plague the industry, some firms have addressed these by balancing management incentives with investor returns.*

Alternative energy is here to stay. We see opportunities in the electric vehicle supply chain. Carbon emissions also will remain a focus of investors. We have investments in wind, solar and fuel cell technology.

We have maneuvered through the worst of the energy market and after a decade of relatively poor returns, investors are abandoning the space much as they did in 1999. The Federal Reserve accommodation and fiscal spending can be negative for the U.S. dollar, which we believe should be positive for hard assets, including commodities.*

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Fund’s portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

World Energy Fund (Unaudited)

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

			Since
			Inception
For the periods ended 8/31/20	1 Year	5 Year	(2/3/14)
A Shares (at NAV)[1]	-6.13%	-5.30%	-6.02%
A Shares (with 2.00% maximum load)[1]	-8.05%	-5.69%	-6.31%
C Shares[1]	-6.89%	-5.98%	-6.71%
Investor Shares	-6.19%	-5.30%	-6.04%
Institutional Shares	-5.91%	-5.02%	-5.77%
S&P 500 Index	21.94%	14.46%	13.50%
MSCI World Energy Index	-30.17%	-5.51%	-7.22%
Lipper Global Natural Resources Funds Average[2]	-5.57%	-2.91%	-6.71%
Expense Ratio
			Gross
A Shares			1.56%
C Shares			2.46%
Investor Shares			1.71%
Institutional Shares			1.46%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2020.

The above expense ratios are from the Funds’ prospectus dated December 26, 2019. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2020 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

Statements of Assets and Liabilities

August 31, 2020

		Government
	U.S. Treasury	Securities
	Fund	Money Market
Assets:
Investments, at cost	$717,569,919	$1,526,764,963
Investments, at value	717,569,919	1,526,764,963
Repurchase agreements, at value/cost	415,000,000	515,000,000
Total Investments	1,132,569,919	2,041,764,963
Cash	—	10
Interest and dividends receivable	529,213	820,506
Receivable for capital shares reinvested	2	3,004
Receivable from adviser	751,359	187,524
Prepaid expenses and other assets	16,901	203,754
Total Assets	1,133,867,394	2,042,979,761

Liabilities:
Distributions payable	10,798	35,450
Accrued expenses and other payables:
Investment advisory fees	50,252	86,112
Administration fees	50,252	86,112
Distribution fees	222,691	62,199
Custodian fees	10,050	17,221
Trustee fees	4,429	7,267
Fund accounting and compliance fees	25,101	41,002
Transfer agent fees	13,017	21,100
Shareholder servicing fees	228,197	187,577
Other accrued liabilities	86,229	79,296
Total Liabilities	701,016	623,336
Net Assets	$1,133,166,378	$2,042,356,425

Composition of Net Assets:
Shares of beneficial interest, at par	$11,332	$20,431
Additional paid-in capital	1,133,153,121	2,042,332,547
Total distributable earnings/(loss)	1,925	3,447
Net Assets	$1,133,166,378	$2,042,356,425

Net Assets:
Administrative Shares	$988,205,696	$608,176,995
Service Shares	24,566,149	—
Institutional Shares	82,419,970	165,609,610
Select Shares	37,974,563	947,248,871
Premier Shares	—	321,320,949
Total	$1,133,166,378	$2,042,356,425

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	988,138,300	608,513,067
Service Shares	24,581,027	—
Institutional Shares	82,470,891	165,689,948
Select Shares	37,974,466	947,562,326
Premier Shares	—	321,359,342
Total	1,133,164,684	2,043,124,683

Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00
Service Shares	$1.00	$—
Institutional Shares	$1.00	$1.00
Select Shares	$1.00	$1.00
Premier Shares	$—	$1.00

See notes to financial statements

Statements of Assets and Liabilities

August 31, 2020	Continued

				Strategic
	Limited	Moderate		Enhanced Yield
	Duration Fund	Duration Fund	Bond Fund	Fund
Assets:
Investments, at cost	$90,995,903	$27,060,452	$90,516,342	$18,770,711
Investments in affiliates, at cost	6,439,763	3,443,883	2,590,008	2,048,668
Total Investments, at cost	97,435,666	30,504,335	93,106,350	20,819,379
Investments, at value	91,447,609	27,905,511	96,056,297	19,002,550
Investments in affiliates, at value	6,439,763	3,443,883	2,590,008	2,048,668
Total Investments, at value	97,887,372	31,349,394	98,646,305	21,051,218
Cash	421	—	—	—
Interest and dividends receivable	372,974	147,679	593,995	74,120
Receivable for capital shares issued	57,221	9,782	23,232	35,956
Receivable for capital shares reinvested	89,928	22,574	31,556	14,794
Receivable for investments sold	—	—	1,546,431	—
Receivable from adviser	—	7,187	—	8,401
Prepaid expenses and other assets	13,849	11,874	12,580	3,127
Total Assets	98,421,765	31,548,490	100,854,099	21,187,616

Liabilities:
Distributions payable	139,049	37,620	158,692	24,650
Payable for investments purchased	963,591	572,112	664,701	1,210,748
Payable for capital shares redeemed	13,320	2,235	3,423,805	24,340
Accrued expenses and other payables:
Investment advisory fees	12,298	5,167	17,669	7,973
Administration fees	6,559	2,067	7,067	1,276
Distribution fees	1,044	877	455	519
Custodian fees	820	258	883	159
Trustee fees	304	95	377	57
Fund accounting and compliance fees	5,261	2,955	4,808	1,334
Transfer agent fees	16,697	9,403	12,151	9,443
Shareholder servicing fees	2,331	312	1,369	225
Other accrued liabilities	5,728	1,466	7,139	957
Total Liabilities	1,167,002	634,567	4,299,116	1,281,681
Net Assets	$97,254,763	$30,913,923	$96,554,983	$19,905,935

Composition of Net Assets:
Shares of beneficial interest, at par	$99	$29	$96	$19
Additional paid-in capital	101,350,501	35,501,256	94,323,555	19,224,056
Total distributable earnings/(loss)	(4,095,837)	(4,587,362)	2,231,332	681,860
Net Assets	$97,254,763	$30,913,923	$96,554,983	$19,905,935

Net Assets:
Investor Shares	$3,941,129	$3,834,538	$2,382,911	$2,178,466
Institutional Shares	92,361,998	26,765,311	94,112,359	17,334,760
A Shares	951,636	314,074	59,713	392,709
Total	$97,254,763	$30,913,923	$96,554,983	$19,905,935

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	402,385	354,584	235,393	201,430
Institutional Shares	9,437,447	2,474,320	9,320,826	1,624,343
A Shares	97,135	29,031	5,899	36,812
Total	9,936,967	2,857,935	9,562,118	1,862,585

Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.79	$10.81	$10.12	$10.82
Institutional Shares	$9.79	$10.82	$10.10	$10.67
A Shares	$9.80	$10.82	$10.12	$10.67
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$10.00	$11.04	$10.33	$10.89

See notes to financial statements

Statements of Assets and Liabilities

August 31, 2020	Continued

	Ultra Short
	Tax-Free	Active Core	Mid Cap Core	Opportunistic
	Income Fund	Fund	Equity Fund	Fund
Assets:
Investments, at cost	$38,839,964	$35,909,428	$781,321	$29,695,003
Investments in affiliates, at cost	1,847,685	1,703,335	37,581	3,017,026
Total Investments, at cost	40,687,649	37,612,763	818,902	32,712,029
Investments, at value	38,862,664	47,384,672	912,292	31,671,110
Investments in affiliates, at value	1,847,685	1,536,719	37,581	3,017,026
Total Investments, at value	40,710,349	48,921,391	949,873	34,688,136
Interest and dividends receivable	139,187	151,102	876	94,922
Receivable for capital shares issued	—	222	—	5,167
Receivable for capital shares reinvested	661	—	—	—
Receivable from adviser	6,867	—	10,493	15,246
Receivable from fees waived or reimbursed	—	—	—	85
Prepaid expenses and other assets	1,857	12,845	2,459	14,268
Total Assets	40,858,921	49,085,560	963,701	34,817,824

Liabilities:
Distributions payable	5,984	—	—	—
Payable for investments purchased	1,322,308	—	—	1,062,603
Payable for capital shares redeemed	128	—	—	6,988
Accrued expenses and other payables:
Investment advisory fees	4,962	14,309	437	24,006
Administration fees	2,646	3,271	64	2,259
Distribution fees	101	1,220	72	839
Custodian fees	331	409	8	282
Trustee fees	118	155	3	103
Fund accounting and compliance fees	1,589	3,594	251	771
Transfer agent fees	8,210	11,426	10,712	14,744
Shareholder servicing fees	101	11	21	—
Other accrued liabilities	2,286	3,012	58	1,708
Total Liabilities	1,348,764	37,407	11,626	1,114,303
Net Assets	$39,510,157	$49,048,153	$952,075	$33,703,521

Composition of Net Assets:
Shares of beneficial interest, at par	$39	$34	$1	$24
Additional paid-in capital	39,484,558	36,026,160	755,302	33,986,208
Total distributable earnings/(loss)	25,560	13,021,959	196,772	(282,711)
Net Assets	$39,510,157	$49,048,153	$952,075	$33,703,521

Net Assets:
Investor Shares	$538,753	$5,006,369	$123,892	$1,319,300
Institutional Shares	38,954,844	43,347,439	679,595	30,697,270
A Shares	16,560	627,098	123,463	1,379,934
C Shares	—	67,247	25,125	307,017
Total	$39,510,157	$49,048,153	$952,075	$33,703,521

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	53,867	352,341	10,866	95,741
Institutional Shares	3,890,386	3,040,595	59,582	2,201,005
A Shares	1,654	44,245	10,770	99,744
C Shares	—	4,758	2,243	22,875
Total	3,945,907	3,441,939	83,461	2,419,365

Net Asset Value, offering price & redemption price per share:
Investor Shares	$10.00	$14.21	$11.40	$13.78
Institutional Shares	$10.01	$14.26	$11.41	$13.95
A Shares	$10.01	$14.17	$11.46	$13.83
C Shares	$—	$14.13	$11.20	$13.42
Maximum Sales Charge:
A Shares	1.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$10.11	$14.46	$11.69	$14.11

See notes to financial statements

Statement of Assets and Liabilities

August 31, 2020	Concluded

World Energy
Fund
Assets:
Investments, at cost	$11,914,082
Investments in affiliates, at cost	330,331
Total Investments, at cost	12,244,413
Investments, at value	13,177,915
Investments in affiliates, at value	330,331
Total Investments, at value	13,508,246
Interest and dividends receivable	74,135
Receivable for capital shares issued	8,081
Receivable from adviser	11,051
Prepaid expenses and other assets	5,103
Total Assets	13,606,616

Liabilities:
Payable for capital shares redeemed	18,399
Accrued expenses and other payables:
Investment advisory fees	7,026
Administration fees	937
Distribution fees	3,164
Custodian fees	117
Trustee fees	45
Fund accounting and compliance fees	419
Transfer agent fees	13,159
Shareholder servicing fees	512
Other accrued liabilities	744
Total Liabilities	44,522
Net Assets	$13,562,094

Composition of Net Assets:
Shares of beneficial interest, at par	$22
Additional paid-in capital	36,953,023
Total distributable earnings/(loss)	(23,390,951)
Net Assets	$13,562,094

Net Assets:
Investor Shares	$2,983,728
Institutional Shares	6,253,589
A Shares	1,866,617
C Shares	2,458,160
Total	$13,562,094

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	484,359
Institutional Shares	1,014,949
A Shares	303,532
C Shares	403,080
Total	2,205,920

Net Asset Value, offering price & redemption price per share:
Investor Shares	$6.16
Institutional Shares	$6.16
A Shares	$6.15
C Shares	$6.10
Maximum Sales Charge:
A Shares	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$6.28

See notes to financial statements

Statements of Operations

August 31, 2020

		Government
	U.S. Treasury	Securities
	Fund	Money Market
Investment Income:
Interest income	$11,571,029	$17,322,668
Dividend income	1,861,298	2,437,292
Total income	13,432,327	19,759,960

Expenses:
Investment advisory fees	624,222	978,755
Administration fees	624,222	978,755
Distribution fees - Administrative Shares	2,689,657	1,351,899
Distribution fees - Service Shares	84,940	—
Distribution fees - Premier Shares	—	1,268,538
Shareholder servicing fees - Administrative Shares	2,688,743	1,351,899
Shareholder servicing fees - Service Shares	84,940	—
Shareholder servicing fees - Institutional Shares	215,220	352,540
Shareholder servicing fees - Select Shares	131,291	2,555,073
Shareholder servicing fees - Premier Shares	—	634,269
Fund accounting and compliance fees	274,761	436,296
Transfer agent fees	69,536	120,314
Custodian fees	124,808	195,688
Trustee fees	54,702	89,568
Professional fees	165,710	278,385
Printing fees	25,974	42,152
Registration fees	34,468	179,502
Other expenses	136,739	193,082

Total expenses before fee and expense reductions	8,029,933	11,006,715

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,759,082)	(611,716)
Distribution fees waived - Administrative Shares	—	(702,984)
Distribution fees waived - Service Shares	(50,965)	—
Distribution fees waived - Premier Shares	—	(1,141,687)
Shareholder servicing fees waived - Service Shares	(50,951)	—
Shareholder servicing fees waived - Institutional Shares	(146,311)	(242,942)
Shareholder servicing fees waived - Select Shares	(131,290)	(2,555,073)
Shareholder servicing fees waived - Premier Shares	—	(634,269)

Net expenses	5,891,334	5,118,044

Net investment income	7,540,993	14,641,916

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	1,065	95
Net realized/unrealized gains/(losses) on investments	1,065	95
Change in net assets resulting from operations	$7,542,058	$14,642,011

See notes to financial statements

Statements of Operations

August 31, 2020	Continued

				Strategic
	Limited	Moderate		Enhanced Yield
	Duration Fund	Duration Fund	Bond Fund	Fund
Investment Income:
Interest income	$2,850,268	$734,661	$2,598,151	$364,610
Dividend income	271	713	14,779	41
Dividend income from affiliates	62,755	9,039	25,350	8,277
Total income	2,913,294	744,413	2,638,280	372,928

Expenses:
Investment advisory fees	180,741	59,325	202,091	67,080
Administration fees	96,395	23,730	80,837	10,733
Distribution fees - Investor Shares	9,695	10,249	4,122	4,570
Distribution fees - A Shares	2,197	908	168	1,031
Shareholder servicing fees - Investor Shares	9,695	10,249	4,122	4,571
Shareholder servicing fees - Institutional Shares	289,340	62,998	248,323	27,938
Shareholder servicing fees - A Shares	879	363	67	412
Fund accounting and compliance fees	58,281	29,726	46,075	12,104
Transfer agent fees	100,489	60,878	66,976	60,855
Custodian fees	11,431	2,855	9,773	1,287
Trustee fees	5,727	1,380	4,755	602
Professional fees	15,291	4,272	14,867	2,216
Printing fees	7,378	3,151	4,913	2,581
Registration fees	48,154	44,504	48,504	44,709
Other expenses	9,835	3,996	8,935	2,820

Total expenses before fee and expense reductions	845,528	318,584	744,528	243,509

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(5,261)	(89,012)	(2,374)	(104,020)
Administration fees waived	(5,261)	(732)	(2,374)	(790)
Shareholder servicing fees waived - Investor Shares	(9,695)	(9,447)	(4,122)	(3,267)
Shareholder servicing fees waived - Institutional Shares	(285,693)	(62,998)	(248,323)	(27,289)
Shareholder servicing fees waived - A Shares	(879)	—	(67)	(412)

Net expenses	538,739	156,395	487,268	107,731

Net investment income	2,374,555	588,018	2,151,012	265,197

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	1,870,071	50,433	1,405,258	456,600
Change in unrealized appreciation/(depreciation) on unaffiliated investments	537,347	440,846	1,539,617	(63,602)
Net realized/unrealized gains/(losses) on investments	2,407,418	491,279	2,944,875	392,998
Change in net assets resulting from operations	$4,781,973	$1,079,297	$5,095,887	$658,195

See notes to financial statements

Statements of Operations

August 31, 2020	Continued

	Ultra Short
	Tax-Free Income	Active Core	Mid Cap Core	Opportunistic
	Fund	Fund	Equity Fund	Fund
Investment Income:
Interest income	$318,198	$608,948	$—	$282,735
Dividend income	6	473,506	16,313	371,167
Dividend income from affiliates	5,022	24,490	372	43,625
Foreign tax withholding	—	(425)	(5)	(952)
Total income	323,226	1,106,519	16,680	696,575

Expenses:
Investment advisory fees	41,621	164,006	5,856	291,953
Administration fees	22,198	37,487	852	27,478
Distribution fees - Investor Shares	772	11,616	284	5,564
Distribution fees - A Shares	47	1,573	514	4,089
Distribution fees - C Shares	—	496	61	3,046
Shareholder servicing fees - Investor Shares	772	11,616	284	5,564
Shareholder servicing fees - Institutional Shares	68,549	103,835	1,849	75,454
Shareholder servicing fees - A Shares	20	629	206	1,635
Shareholder servicing fees - C Shares	—	124	15	762
Fund accounting and compliance fees	13,667	34,917	2,447	9,008
Transfer agent fees	50,049	72,415	64,789	98,149
Custodian fees	2,767	4,613	106	3,372
Trustee fees	1,263	2,194	52	1,671
Professional fees	4,416	6,661	143	4,920
Printing fees	2,180	13,021	1,790	14,472
Registration fees	43,967	58,105	56,658	64,584
Other expenses	3,704	6,498	3,024	5,770

Total expenses before fee and expense reductions	255,992	529,806	138,930	617,491

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(90,665)	(3,225)	(127,098)	(177,970)
Administration fees waived	(350)	(1,093)	(22)	(2,362)
Shareholder servicing fees waived - Investor Shares	(772)	(11,518)	(284)	(5,562)
Shareholder servicing fees waived - Institutional Shares	(66,138)	(103,062)	(1,841)	(74,096)
Shareholder servicing fees waived - A Shares	(20)	(452)	(206)	(1,339)
Shareholder servicing fees waived - C Shares	—	(124)	(15)	(531)

Net expenses	98,047	410,332	9,464	355,631

Net investment income.	225,179	696,187	7,216	340,944

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	—	2,274,673	96,381	1,416,258
Net realized gains/(losses) from affiliated investments	—	(47,530)	—	—
Change in unrealized appreciation/(depreciation) on unaffiliated investments	8,356	2,145,526	(31,203)	929,750
Change in unrealized appreciation/(depreciation) on affiliated investments	—	28,354	—	—
Net realized/unrealized gains/(losses) on investments	8,356	4,401,023	65,178	2,346,008
Change in net assets resulting from operations	$233,535	$5,097,210	$72,394	$2,686,952

See notes to financial statements

Statement of Operations

August 31, 2020	Concluded

World Energy
Fund
Investment Income:
Interest income	$51,187
Dividend income	418,115
Dividend income from affiliates	4,118
Foreign tax withholding	(23,351)
Total income	450,069

Expenses:
Investment advisory fees	98,129
Administration fees	13,084
Distribution fees - Investor Shares	7,154
Distribution fees - A Shares	5,342
Distribution fees - C Shares	29,372
Shareholder servicing fees - Investor Shares	7,154
Shareholder servicing fees - Institutional Shares	21,048
Shareholder servicing fees - A Shares	2,137
Shareholder servicing fees - C Shares	7,343
Fund accounting and compliance fees	5,207
Transfer agent fees	80,303
Custodian fees	1,624
Trustee fees	795
Professional fees	2,163
Printing fees	9,269
Registration fees	54,325
Other expenses	4,895

Total expenses before fee and expense reductions	349,344

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(129,443)
Administration fees waived	(238)
Shareholder servicing fees waived - Investor Shares	(4,848)
Shareholder servicing fees waived - Institutional Shares	(19,038)
Shareholder servicing fees waived - A Shares	(1,803)
Shareholder servicing fees waived - C Shares	(5,326)

Net expenses	188,648

Net investment income	261,421

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(2,049,599)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	1,127,108
Net realized/unrealized gains/(losses) on investments	(922,491)
Change in net assets resulting from operations	$(661,070)

See notes to financial statements

Statements of Changes in Net Assets

			Government Securities
	U.S. Treasury Fund		Money Market
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
From Investment Activities:
Operations:
Net investment income	$7,540,993	$21,088,420	$14,641,916	$34,363,407
Net realized gains/(losses) from investment transactions	1,065	10,772	95	—
Change in net assets resulting from operations	7,542,058	21,099,192	14,642,011	34,363,407

Distributions to Shareholders:
Administrative Shares	(6,082,228)	(17,181,019)	(3,153,727)	(10,092,260)
Service Shares	(262,891)	(741,693)	—	—
Institutional Shares	(705,651)	(1,896,830)	(1,065,677)	(2,176,602)
Select Shares	(491,992)	(1,267,099)	(8,533,143)	(18,858,032)
Premier Shares	—	—	(1,893,585)	(3,229,224)
Change in net as sets from shareholder distributions	(7,542,762)	(21,086,641)	(14,646,132)	(34,356,118)
Change in net assets from capital transactions	35,476,108	(42,620,314)	236,171,204	258,775,119
Change in net assets	35,475,404	(42,607,763)	236,167,083	258,782,408

Net Assets:
Beginning of year	1,097,690,974	1,140,298,737	1,806,189,342	1,547,406,934
End of year	$1,133,166,378	$1,097,690,974	$2,042,356,425	$1,806,189,342

Capital Share Transactions*:
Administrative Shares
Issued	3,937,926,144	5,009,184,128	1,094,726,917	2,390,322,609
Reinvested	1,691	5,126	22,423	70,913
Redeemed	(3,814,604,106)	(5,101,819,112)	(976,502,892)	(2,439,261,293)
Change in Administrative Shares	123,323,729	(92,629,858)	118,246,448	(48,867,771)
Service Shares
Issued	67,156,216	139,916,888	—	—
Redeemed	(122,517,143)	(93,709,639)	—	—
Change in Service Shares	(55,360,927)	46,207,249	—	—
Institutional Shares
Issued	194,460,581	198,383,622	949,629,015	428,071,230
Reinvested	—	—	28,764	52,215
Redeemed	(206,095,902)	(201,567,508)	(878,643,435)	(435,548,474)
Change in Institutional Shares	(11,635,321)	(3,183,886)	71,014,344	(7,425,029)
Select Shares
Issued	98,247,132	111,932,977	1,900,133,163	1,817,182,763
Redeemed	(119,098,505)	(104,946,797)	(1,940,885,010)	(1,630,173,786)
Change in Select Shares	(20,851,373)	6,986,180	(40,751,847)	187,008,977
Premier Shares
Issued	—	—	917,687,338	902,526,564
Reinvested	—	—	1,803,612	3,126,897
Redeemed	—	—	(831,828,691)	(777,593,013)
Change in Premier Shares	—	—	87,662,259	128,060,448
Change in shares:	35,476,108	(42,620,315)	236,171,204	258,776,625

* Share transactions are at net assets value of $1.00 per share.

See notes to financial statements

Statements of Changes in Net Assets

Continued

	Limited Duration Fund		Moderate Duration Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
From Investment Activities:
Operations:
Net investment income	$2,374,555	$2,655,359	$588,018	$692,724
Net realized gains/(losses) from investment transactions	1,870,071	115,115	50,433	(137,745)
Change in unrealized appreciation/(depreciation) on investments	537,347	2,574,885	440,846	997,325
Change in net assets resulting from operations	4,781,973	5,345,359	1,079,297	1,552,304

Distributions to Shareholders:
Investor Shares	(70,720)	(175,084)	(72,666)	(99,264)
Institutional Shares	(2,364,879)	(2,542,628)	(504,155)	(578,450)
A Shares	(15,639)	(12,277)	(6,420)	(9,646)
Change in net assets from shareholder distributions	(2,451,238)	(2,729,989)	(583,241)	(687,360)
Change in net assets from capital transactions	(24,055,343)	19,516,031	2,302,623	(3,368,234)
Change in net assets	(21,724,608)	22,131,401	2,798,679	(2,503,290)

Net Assets:
Beginning of year	118,979,371	96,847,970	28,115,244	30,618,534
End of year	$97,254,763	$118,979,371	$30,913,923	$28,115,244

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,649,045	$159,347	$643,673	$515,655
Dividends reinvested	68,609	102,513	71,730	98,132
Cost of shares redeemed	(1,960,529)	(4,933,689)	(1,210,971)	(1,577,844)
Change in net assets from Investor Shares	(242,875)	(4,671,829)	(495,568)	(964,057)
Institutional Shares
Proceeds from shares issued	59,939,991	38,225,262	7,653,501	3,818,919
Dividends reinvested	915,095	767,722	261,975	279,390
Cost of shares redeemed	(85,017,031)	(14,789,391)	(5,045,231)	(6,238,490)
Change in net assets from Institutional Shares	(24,161,945)	24,203,593	2,870,245	(2,140,181)
A Shares
Proceeds from shares issued	920,614	85,880	49,776	17,897
Dividends reinvested	15,634	12,258	6,420	9,610
Cost of shares redeemed	(586,771)	(113,871)	(128,250)	(291,503)
Change in net assets from A Shares	349,477	(15,733)	(72,054)	(263,996)
Change in net assets resulting from capital transactions:	$(24,055,343)	$19,516,031	$2,302,623	$(3,368,234)

Share Transactions:
Investor Shares
Issued	169,896	16,882	60,132	49,507
Reinvested	7,093	10,828	6,735	9,424
Redeemed	(203,288)	(517,552)	(113,579)	(152,486)
Change in Investor Shares	(26,299)	(489,842)	(46,712)	(93,555)
Institutional Shares
Issued	6,203,418	4,048,393	721,121	365,378
Reinvested	94,455	81,026	24,573	26,818
Redeemed	(8,744,408)	(1,564,154)	(475,114)	(601,444)
Change in Institutional Shares	(2,446,535)	2,565,265	270,580	(209,248)
A Shares
Issued	95,836	9,011	4,700	1,743
Reinvested	1,614	1,294	603	924
Redeemed	(61,050)	(12,101)	(12,013)	(28,383)
Change in A Shares	36,400	(1,796)	(6,710)	(25,716)
Change in shares:	(2,436,434)	2,073,627	217,158	(328,519)

See notes to financial statements

Statements of Changes in Net Assets

Continued

	Bond Fund		Strategic Enhanced Yield Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
From Investment Activities:
Operations:
Net investment income	$2,151,012	$2,574,852	$265,197	$148,676
Net realized gains/(losses) from investment transactions	1,405,258	(624,074)	456,600	142,966
Change in unrealized appreciation/(depreciation) on investments	1,539,617	7,185,953	(63,602)	295,407
Change in net assets resulting from operations	5,095,887	9,136,731	658,195	587,049

Distributions to Shareholders:
Investor Shares	(31,513)	(106,237)	(52,085)	(26,464)
Institutional Shares	(2,175,084)	(2,523,607)	(345,397)	(110,333)
A Shares	(1,319)	(2,989)	(15,355)	(11,968)
Change in net assets from shareholder distributions	(2,207,916)	(2,632,833)	(412,837)	(148,765)
Change in net assets from capital transactions	(10,256,523)	(4,368,962)	11,276,493	6,567,124
Change in net assets	(7,368,552)	2,134,936	11,521,851	7,005,408

Net Assets:
Beginning of year	103,923,535	101,788,599	8,384,084	1,378,676
End of year	$96,554,983	$103,923,535	$19,905,935	$8,384,084

Capital Transactions:
Investor Shares
Proceeds from shares issued	$3,692,132	$1,621,418	$2,478,161	$1,655,467
Dividends reinvested	31,457	35,051	51,149	24,981
Cost of shares redeemed	(3,240,246)	(5,648,642)	(1,921,035)	(228,362)
Change in net assets from Investor Shares	483,343	(3,992,173)	608,275	1,452,086
Institutional Shares
Proceeds from shares issued	34,038,904	25,953,347	14,649,657	5,533,691
Dividends reinvested	476,616	577,938	138,783	27,996
Cost of shares redeemed	(45,177,722)	(26,910,378)	(4,043,599)	(497,929)
Change in net assets from Institutional Shares	(10,662,202)	(379,093)	10,744,841	5,063,758
A Shares
Proceeds from shares issued	2,634	12	158,069	39,415
Dividends reinvested	1,318	2,989	15,355	11,968
Cost of shares redeemed	(81,616)	(697)	(250,047)	(103)
Change in net assets from A Shares	(77,664)	2,304	(76,623)	51,280
Change in net assets resulting from capital transactions:	$(10,256,523)	$(4,368,962)	$11,276,493	$6,567,124

Share Transactions:
Investor Shares
Issued	373,979	169,129	233,483	163,718
Reinvested	3,177	3,745	4,853	2,422
Redeemed	(331,315)	(595,195)	(181,365)	(22,094)
Change in Investor Shares	45,841	(422,321)	56,971	144,046
Institutional Shares
Issued	3,418,390	2,807,436	1,393,747	551,192
Reinvested	48,385	61,833	13,286	2,760
Redeemed	(4,550,646)	(2,906,379)	(385,798)	(49,593)
Change in Institutional Shares	(1,083,871)	(37,110)	1,021,235	504,359
A Shares
Issued	277	1	14,965	3,970
Reinvested	134	319	1,485	1,188
Redeemed	(8,415)	(73)	(23,953)	(10)
Change in A Shares	(8,004)	247	(7,503)	5,148
Change in shares:	(1,046,034)	(459,184)	1,070,703	653,553

See notes to financial statements

Statements of Changes in Net Assets

Continued

	Ultra Short Tax-Free Income Fund		Active Core Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
From Investment Activities:
Operations:
Net investment income	$225,179	$186,724	$696,187	$800,508
Net realized gains/(losses) from investment transactions	—	(114)	2,227,143	2,096,219
Change in unrealized appreciation/(depreciation) on investments	8,356	17,304	2,173,880	(1,358,927)
Change in net assets resulting from operations	233,535	203,914	5,097,210	1,537,800

Distributions to Shareholders:
Investor Shares	(1,689)	(839)	(257,393)	(337,670)
Institutional Shares	(224,088)	(185,894)	(2,392,259)	(3,052,196)
A Shares	(125)	(77)	(30,359)	(92,874)
C Shares	—	—	(2,251)	(4,432)
Change in net assets from shareholder distributions	(225,902)	(186,810)	(2,682,262)	(3,487,172)
Change in net assets from capital transactions	18,776,566	9,042,524	(1,394,391)	(3,669,361)
Change in net assets	18,784,199	9,059,628	1,020,557	(5,618,733)

Net Assets:
Beginning of year	20,725,958	11,666,330	48,027,596	53,646,329
End of year	$39,510,157	$20,725,958	$49,048,153	$48,027,596

Capital Transactions:
Investor Shares
Proceeds from shares issued	$630,837	$129,217	$294,829	$148,519
Dividends reinvested	1,681	697	256,824	336,958
Cost of shares redeemed	(269,126)	(25,798)	(426,157)	(983,480)
Change in net assets from Investor Shares	363,392	104,116	125,496	(498,003)
Institutional Shares
Proceeds from shares issued	26,004,064	13,135,209	924,855	1,188,754
Dividends reinvested	29,019	17,727	2,388,743	3,041,329
Cost of shares redeemed	(7,615,050)	(4,235,906)	(4,665,148)	(6,744,012)
Change in net assets from Institutional Shares	18,418,033	8,917,030	(1,351,550)	(2,513,929)
A Shares
Proceeds from shares issued	19	21,301	121,917	230,245
Dividends reinvested	125	77	30,359	92,874
Cost of shares redeemed	(5,003)	—	(330,363)	(964,930)
Change in net assets from A Shares	(4,859)	21,378	(178,087)	(641,811)
C Shares
Proceeds from shares issued	—	—	32,735	1,667
Dividends reinvested	—	—	2,251	4,432
Cost of shares redeemed	—	—	(25,236)	(21,717)
Change in net assets from C Shares	—	—	9,750	(15,618)
Change in net assets resulting from capital transactions:	$18,776,566	$9,042,524	$(1,394,391)	$(3,669,361)

Share Transactions:
Investor Shares
Issued	63,067	12,922	22,047	11,332
Reinvested	168	70	19,248	27,588
Redeemed	(26,904)	(2,584)	(32,287)	(75,919)
Change in Investor Shares	36,331	10,408	9,008	(36,999)
Institutional Shares
Issued	2,597,403	1,313,082	68,879	89,417
Reinvested	2,899	1,772	178,713	247,583
Redeemed	(761,129)	(423,451)	(352,479)	(510,165)
Change in Institutional Shares	1,839,173	891,403	(104,887)	(173,165)
A Shares
Issued	1	2,130	9,293	17,514
Reinvested	13	8	2,283	7,685
Redeemed	(500)	—	(24,379)	(75,171)
Change in A Shares	(486)	2,138	(12,803)	(49,972)
C Shares
Issued	—	—	2,445	126
Reinvested	—	—	169	368
Redeemed	—	—	(1,856)	(1,741)
Change in C Shares	—	—	758	(1,247)
Change in shares:	1,875,018	903,949	(107,924)	(261,383)

See notes to financial statements

Statements of Changes in Net Assets

Continued

	Mid Cap Core Equity Fund		Opportunistic Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2020	August 31, 2019
From Investment Activities:
Operations:
Net investment income	$7,216	$6,355	$340,944	$510,021
Net realized gains/(losses) from investment transactions	96,381	62,916	1,416,258	(3,716,989)
Change in unrealized appreciation/(depreciation) on investments	(31,203)	(205,354)	929,750	(1,864,917)
Change in net assets resulting from operations	72,394	(136,083)	2,686,952	(5,071,885)

Distributions to Shareholders:
Investor Shares	(4,760)	(5,613)	(22,863)	(143,817)
Institutional Shares	(35,822)	(44,019)	(345,781)	(3,342,344)
A Shares	(16,549)	(12,664)	(15,173)	(150,601)
C Shares	—	—	(850)	(33,113)
Change in net assets from shareholder distributions	(57,131)	(62,296)	(384,667)	(3,669,875)
Change in net assets from capital transactions	(368,627)	(839,797)	(8,450,212)	(1,793,327)
Change in net assets	(353,364)	(1,038,176)	(6,147,927)	(10,535,087)

Net Assets:
Beginning of year	1,305,439	2,343,615	39,851,448	50,386,535
End of year	$952,075	$1,305,439	$33,703,521	$39,851,448

Capital Transactions:
Investor Shares
Proceeds from shares issued	$10,635	$19,874	$275,092	$2,115,616
Dividends reinvested	4,755	5,613	22,271	138,441
Cost of shares redeemed	(7,872)	(497,751)	(2,147,959)	(892,198)
Change in net assets from Investor Shares	7,518	(472,264)	(1,850,596)	1,361,859
Institutional Shares
Proceeds from shares issued	2,000	421,550	3,333,399	8,230,508
Dividends reinvested	29,937	19,231	130,583	1,377,887
Cost of shares redeemed	(166,331)	(846,450)	(9,402,616)	(12,809,479)
Change in net assets from Institutional Shares	(134,394)	(405,669)	(5,938,634)	(3,201,084)
A Shares
Proceeds from shares issued	36,837	87,588	141,516	500,386
Dividends reinvested	5,852	3,201	14,625	150,562
Cost of shares redeemed	(306,534)	(52,653)	(759,223)	(442,077)
Change in net assets from A Shares	(263,845)	38,136	(603,082)	208,871
C Shares
Proceeds from shares issued	24,177	—	17,800	17,461
Dividends reinvested	1	—	850	33,113
Cost of shares redeemed	(2,084)	—	(76,550)	(213,547)
Change in net assets from C Shares	22,094	—	(57,900)	(162,973)
Change in net assets resulting from capital transactions:	$(368,627)	$(839,797)	$(8,450,212)	$(1,793,327)

Share Transactions:
Investor Shares
Issued	974	1,805	21,283	162,074
Reinvested	417	583	1,782	11,533
Redeemed	(698)	(44,645)	(170,360)	(66,483)
Change in Investor Shares	693	(42,257)	(147,295)	107,124
Institutional Shares
Issued	175	39,657	257,624	606,688
Reinvested	2,636	1,976	10,653	114,018
Redeemed	(15,129)	(83,425)	(724,303)	(989,515)
Change in Institutional Shares	(12,318)	(41,792)	(456,026)	(268,809)
A Shares
Issued	3,227	7,837	11,094	36,850
Reinvested	510	321	1,181	12,528
Redeemed	(26,741)	(4,817)	(59,941)	(33,213)
Change in A Shares	(23,004)	3,341	(47,666)	16,165
C Shares
Issued	2,457	—	1,401	1,381
Reinvested	—	—	70	2,863
Redeemed	(215)	—	(6,036)	(16,481)
Change in C Shares	2,242	—	(4,565)	(12,237)
Change in shares:	(32,387)	(80,708)	(655,552)	(157,757)

See notes to financial statements

Statements of Changes in Net Assets

Concluded

	World Energy Fund
	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
From Investment Activities:
Operations:
Net investment income	$261,421	$667,667
Net realized gains/(losses) from investment transactions	(2,049,599)	(7,740,435)
Change in unrealized appreciation/(depreciation) on investments	1,127,108	(7,371,021)
Change in net assets resulting from operations	(661,070)	(14,443,789)

Distributions to Shareholders:
Investor Shares	(60,236)	(68,358)
Institutional Shares	(221,980)	(424,612)
A Shares	(47,674)	(64,428)
C Shares	(40,650)	(29,005)
Change in net assets from shareholder distributions	(370,540)	(586,403)
Change in net assets from capital transactions	(5,821,210)	(22,632,860)
Change in net assets	(6,852,820)	(37,663,052)

Net Assets:
Beginning of period	20,414,914	58,077,966
End of period	$13,562,094	$20,414,914

Capital Transactions:
Investor Shares
Proceeds from shares issued	$1,029,595	$661,007
Dividends reinvested	59,162	67,407
Cost of shares redeemed	(1,073,046)	(3,680,283)
Change in net assets from Investor Shares	15,711	(2,951,869)
Institutional Shares
Proceeds from shares issued	1,283,182	5,042,691
Dividends reinvested	112,619	281,395
Cost of shares redeemed	(5,764,762)	(22,109,388)
Change in net assets from Institutional Shares	(4,368,961)	(16,785,302)
A Shares
Proceeds from shares issued	193,139	82,191
Dividends reinvested	47,502	64,192
Cost of shares redeemed	(745,041)	(2,313,662)
Change in net assets from A Shares	(504,400)	(2,167,279)
C Shares
Proceeds from shares issued	31,167	32,116
Dividends reinvested	40,505	28,922
Cost of shares redeemed	(1,035,232)	(789,448)
Change in net assets from C Shares	(963,560)	(728,410)
Change in net assets resulting from capital transactions:	$(5,821,210)	$(22,632,860)

Share Transactions:
Investor Shares
Issued	181,863	87,795
Reinvested	9,458	8,656
Redeemed	(166,011)	(476,439)
Change in Investor Shares	25,310	(379,988)
Institutional Shares
Issued	221,211	641,465
Reinvested	17,880	36,286
Redeemed	(885,407)	(2,979,832)
Change in Institutional Shares	(646,316)	(2,302,081)
A Shares
Issued	38,017	9,748
Reinvested	7,621	8,320
Redeemed	(112,968)	(311,502)
Change in A Shares	(67,330)	(293,434)
C Shares
Issued	4,883	3,863
Reinvested	6,364	3,931
Redeemed	(163,824)	(103,489)
Change in C Shares	(152,577)	(95,695)
Change in shares:	(840,913)	(3,071,198)

See notes to financial statements

Schedule of Portfolio Investments	U.S. Treasury Fund
August 31, 2020

Principal		Amortized
Amount	Security Description	Cost
U.S. Treasury Obligations (38.8%)
U.S. Treasury Notes
$80,000,000	0.14%, 10/20/20 (a)	$79,984,756
70,000,000	0.15% (USBMMY3M + 5 bps), 10/31/20	69,993,359
110,000,000	0.22% (USBMMY3M + 12 bps), 1/31/21	110,010,099
100,000,000	0.24% (USBMMY3M + 14 bps), 4/30/21	100,074,907
80,000,000	1.38%, 9/30/20	79,984,456
Total U.S. Treasury Obligations		440,047,577

Repurchase Agreements (36.6%)
10,000,000	Bank of Montreal, 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $10,000,014, Collateralized by U.S. Treasury Obligation, (2.13%), (2/15/41), fair value of $10,200,152)	10,000,000
10,000,000	Credit Agricole CIB, 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $10,000,014, Collateralized by U.S. Treasury Obligation, (1.38%), (2/15/44), fair value of $10,200,107)	10,000,000
120,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 0.07%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $120,000,233, Collateralized by U.S. Treasury Obligation, (0.63%), (5/15/30), fair value of $122,400,070)	120,000,000
120,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $120,000,167, Collateralized by various U.S. Treasury Obligations, (0.13%-3.63%), (4/15/22 - 2/15/44), fair value of $122,400,068)	120,000,000
10,000,000	Goldman Sachs & Co., 0.03%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $10,000,008, Collateralized by various U.S. Treasury Obligations, (0.00% - 6.88%), (11/3/20 - 8/15/25), fair value of $10,200,020)	10,000,000

Principal		Amortized
Amount	Security Description	Cost
Repurchase Agreements, continued:
$75,000,000	Mizuho Securities USA LLC, 0.06%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $75,000,125, Collateralized by various U.S. Treasury Obligations, (0.38% - 6.25%), (8/15/23 - 5/15/28), fair value of $76,500,091)	$75,000,000
55,000,000	Nomura Securities International, Inc., 0.07%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $55,000,107, Collateralized by U.S. Treasury Obligation, (0.00%), (11/15/28), fair value of $56,100,000)	55,000,000
15,000,000	RBC Dominion Securities, Inc., 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $15,000,021, Collateralized by various U.S. Treasury Obligations, (2.00% - 6.00%), (10/31/25 - 2/15/26), fair value of $15,300,127)	15,000,000
Total Repurchase Agreements		415,000,000

Investment Companies (24.5%)
91,000,000	BlackRock Liquidity Funds T-Fund, Institutional Class, 0.05% (b)	91,000,000
94,000,000	Goldman Sachs Financial Square Treasury Obligations Fund, 0.01% (b)	94,000,000
92,522,342	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.02% (b)	92,522,342
Total Investment Companies		277,522,342

Total Investments (Cost $1,132,569,919)(c) - 99.9%		1,132,569,919
Other assets in excess of liabilities — 0.1%		596,459
Net Assets - 100.0%		$1,133,166,378

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements

Schedule of Portfolio Investments	Government Securities Money Market Fund
August 31, 2020

Principal		Amortized
Amount	Security Description	Cost
U.S. Government Agency Securities (40.9%)
Federal Farm Credit Bank
$100,000,000	0.11% (SOFR + 4 bps), 8/4/21	$100,000,000
60,000,000	0.11% (SOFR + 4 bps), 8/20/21	59,995,580
49,890,000	0.16% (SOFR + 9 bps), 7/15/21	49,890,000
70,000,000	0.19% (SOFR + 12 bps), 6/11/21	69,997,245
		279,882,825
Federal Home Loan Bank
35,000,000	0.16% (SOFR + 9 bps), 9/11/20	35,000,000
80,000,000	0.17%, 12/23/20 (b)	79,956,935
80,000,000	0.20% (SOFR + 13 bps), 10/16/20	80,000,000
70,000,000	0.23% (SOFR + 16 bps), 5/7/21	70,026,566
70,000,000	0.30% (SOFR + 23 bps), 4/13/21	70,000,000
		334,983,501
Federal Home Loan Mortgage Corporation
50,000,000	0.10% (SOFR + 3 bps), 2/24/21	50,000,000
100,000,000	0.11% (SOFR + 4 bps), 9/10/20	100,000,000
		150,000,000
Federal National Mortgage Association
30,000,000	0.12% (SOFR + 5 bps), 3/4/21	30,000,000
40,000,000	0.19% (SOFR + 12 bps), 3/16/21	40,000,000
		70,000,000
Total U.S. Government Agency Securities		834,866,326

U.S. Treasury Obligations (8.8%)
U.S. Treasury Notes
80,000,000	0.22% (USBMMY3M + 12 bps), 1/31/21	80,001,554
100,000,000	1.38%, 9/30/20	99,980,952
Total U.S. Treasury Obligations		179,982,506

Repurchase Agreements (25.2%)
15,000,000	Bank of Montreal, 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $15,000,021, Collateralized by U.S. Treasury Obligation, (0.25%), (1/15/25), fair value of $15,300,078)	15,000,000
10,000,000	Credit Agricole CIB, 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $10,000,014, Collateralized by U.S. Treasury Obligation, (1.38%), (2/15/44), fair value of $10,200,107)	10,000,000
190,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 0.07%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $190,000,369, Collateralized by various U.S. Treasury Obligations, (0.63%), (3/31/27 - 5/15/30), fair value of $193,800,028)	190,000,000
115,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $115,000,160, Collateralized by various U.S. Treasury Obligations, (0.13%- 3.63%), (4/15/22 - 2/15/44), fair value of $117,300,057)	115,000,000

Principal		Amortized
Amount	Security Description	Cost
Repurchase Agreements, continued:
$10,000,000	Goldman Sachs & Co., 0.04%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $10,000,011, Collateralized by various U.S. Treasury and U.S. Government Agency Obligations, (0.00% - 6.63%), (8/15/23 - 5/15/38), fair value of $10,200,083)	$10,000,000
25,000,000	Mizuho Securities USA LLC, 0.06%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $25,000,042, Collateralized by U.S. Treasury Obligation, (2.50%), (2/15/45), fair value of $25,500,011)	25,000,000
95,000,000	Nomura Securities International, Inc., 0.07%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $95,000,185, Collateralized by various U.S. Treasury Obligations, (0.00% - 8.13%), (4/30/21 - 2/15/50), fair value of $96,900,094)	95,000,000
15,000,000	RBC Dominion Securities, Inc., 0.05%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $15,000,021, Collateralized by various U.S. Treasury and U.S. Government Agency Obligations, (0.00% - 3.00%), (5/15/22 - 6/20/50), fair value of $15,300,101)	15,000,000
40,000,000	Wells Fargo Securities LLC, 0.07%, 9/1/20, (Purchased on 8/31/20, proceeds at maturity $40,000,078, Collateralized by various U.S. Government Agency Obligations, (0.00% - 6.25%), (1/15/21 - 8/10/32), fair value of $40,800,483)	40,000,000
Total Repurchase Agreements		515,000,000

Investment Companies (25.1%)
165,000,000	BlackRock Liquidity Funds T-Fund, Institutional Class, 0.05% (c)	165,000,000
176,000,000	Federated Government Obligations Fund, Premier Class, 0.06% (c)	176,000,000
170,916,131	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.03% (c)	170,916,131
Total Investment Companies		511,916,131

Total Investments (Cost $2,041,764,963)(a) - 100.0%		2,041,764,963
Other assets in excess of liabilities — 0.0%^		591,462
Net Assets - 100.0%		$2,042,356,425

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
(b)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
^	Represents less than 0.05%.

SOFR	Secured Overnight Financing Rate
USBMMY3M	3 Month Treasury Bill Rate

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities (11.9%)
$1,764,848	AccessLex Institute, Series 2007-1, Class C, 0.64% (US0003M + 40 bps), 10/25/35, Callable 1/25/29 @ 100*	$1,508,507
1,240,164	Asset Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4, 0.48% (US0001M + 30 bps), 1/25/36, Callable 9/25/20 @ 100*	1,221,552
1,550,155	Bayview Financial Mortgage Pass-Through Trust, Series 2005-C, Class M3, 1.15% (US0001M + 65 bps), 6/28/44, Callable 9/28/20 @ 100*	1,541,302
550,482	Cazenovia Creek Funding II LLC, Series 2018- 1A, Class A, 3.56%, 7/15/30(a)	545,833
725	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34, Callable 9/25/20 @ 100*(b)	728
251	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32, Callable 9/25/20 @ 100*(b)(c)	251
2,334	Countrywide Home Equity Loan Trust, Series 2004-C, Class C, 0.38% (US0001M + 22 bps), 1/15/34, Callable 9/15/20 @ 100*	2,305
851,189	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.66%, 9/26/33, Callable 9/26/20 @ 100*(b)(c)	975,603
457,984	Fremont Home Loan Trust, Series 2004-3, Class 10A1, 2.05% (US0001M + 188 bps), 11/25/34, Callable 9/25/20 @ 100*	343,991
550,491	HSI Asset Securitization Corp. Trust, Series 2006-OPT4, Class 1A1, 0.35% (US0001M + 17 bps), 3/25/36, Callable 1/25/21 @ 100*	549,995
137	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)(c)	138
511,268	New Century Home Equity Loan Trust, Series 2005-A, Class A4W, 4.71%, 8/25/35, Callable 5/25/22 @ 100*(b)(c)	518,068
1,734,291	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, 2.95% (US0001M + 278 bps), 9/25/33, Callable 9/25/20 @ 100*	1,758,620
127,140	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32, Callable 9/25/20 @ 100*	131,727
951,691	Residential Asset Mortgage Products, Inc., Series 2005-RS3, Class M3, 0.90% (US0001M + 72 bps), 3/25/35, Callable 9/25/20 @ 100*	950,636
5,183	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.56%, 12/25/33, Callable 9/25/20 @ 100*(b)(c)	5,260
101,679	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.23%, 5/25/35, Callable 9/25/20 @ 100*(b)(c)	98,344
627,491	Structured Asset Securities Corp Mortgage Pass-Through Certificates, Series 2004- 6XS, Class A5A, 6.03%, 3/25/34, Callable 9/25/20 @ 100*(b)(c)	639,736
916,014	Sun Trust Student Loan Trust, Series 2006-1A, Class B, 0.52% (US0003M + 27 bps), 10/28/37, Callable 7/28/26 @ 100*(a)	804,595
Total Asset Backed Securities		11,597,191

Mortgage Backed Securities† (39.6%)
Alt-A - Adjustable Rate Mortgage Backed Securities (1.1%)
106,971	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 3.30%, 2/25/36, Callable 9/25/20 @ 100*(b)	88,781

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Adjustable Rate Mortgage Backed Securities, continued:
$11,024	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 3.91%, 7/25/35, Callable 9/25/20 @ 100*(b)	$8,928
17,841	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 2.48% (12MTA + 131 bps), 7/20/35, Callable 9/19/20 @ 100*	14,861
1,536	Deutsche Mortgage Securities, Inc., Series 2006-ABR, Class A1B1, 0.27% (US0001M + 10 bps), 10/25/36, Callable 9/25/20 @ 100*	1,133
7,348	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 5.32% (US0003M + 119 bps), 10/25/33, Callable 9/25/20 @ 100* (c)	7,389
5,219	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.00%, 10/25/36, Callable 9/25/20 @ 100*(b)	4,962
6,388	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.47%, 9/25/34, Callable 9/25/20 @ 100*(b)	6,189
25,064	Master Adjustable Rate Mortgage Trust, Series 2004-13, Class 2A1, 4.10%, 4/21/34, Callable 9/21/20 @ 100*(b)	24,892
808,899	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 3.83%, 8/25/35, Callable 9/25/20 @ 100*(b)	826,093
34,958	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 4.15%, 9/25/34, Callable 9/25/20 @ 100*(b)	34,422
22,103	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 4.48%, 1/25/36, Callable 9/25/20 @ 100*(b)	19,284
		1,036,934
Alt-A - Fixed Rate Mortgage Backed Securities (0.8%)
15,177	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35, Callable 4/25/21 @ 100*	13,326
23,187	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36, Callable 6/25/21 @ 100*	22,914
381	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19, Callable 9/25/20 @ 100*	387
17,888	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35, Callable 9/25/20 @ 100*	15,022
20,280	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36, Callable 11/25/20 @ 100*	13,686
21,178	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36, Callable 3/25/22 @ 100*	17,076
20,923	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37, Callable 6/25/21 @ 100*	15,987
142,790	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 6/25/21 @ 100*	90,549
72,809	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34, Callable 9/25/20 @ 100*	74,020
48,655	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36, Callable 9/25/20 @ 100*	34,310
138	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19, Callable 9/25/20 @ 100*	140

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$753	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20, Callable 9/25/27 @ 100*	$724
4,188	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/20 @ 100*	4,280
389,815	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34, Callable 9/25/20 @ 100*	400,457
21,627	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34, Callable 9/25/20 @ 100*	23,421
3,497	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34, Callable 9/25/20 @ 100*	3,622
1,640	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18, Callable 9/25/20 @ 100*	1,631
101	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19, Callable 9/25/20 @ 100*	101
5,589	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19, Callable 9/25/20 @ 100*	5,381
35,077	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36, Callable 9/25/20 @ 100*	33,592
44,353	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36, Callable 10/25/24 @ 100*	24,186
31,223	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37, Callable 3/25/21 @ 100*	25,005
14,814	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35, Callable 9/25/20 @ 100*	14,454
		834,271
Prime Adjustable Rate Mortgage Backed Securities (3.9%)
10,958	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.89%, 3/25/35, Callable 9/25/20 @ 100*(b)	10,917
6,337	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 3.65%, 5/25/35(b)	6,393
339,969	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.70%, 6/25/36, Callable 9/25/20 @ 100*(b)(c)	98,207
1,796,213	Banc of America Funding Trust, Series 2015-R4, Class 8A1, 0.35% (US0001M + 17 bps), 1/27/35, Callable 11/25/36 @ 100*(d)	1,778,915
9,027	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 3.24%, 9/25/33, Callable 9/25/20 @ 100*(b)	8,761
4,965	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 3.41%, 6/25/34, Callable 9/25/20 @ 100*(b)	4,809
8,663	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 3.69%, 2/25/36, Callable 9/25/20 @ 100*(b)	8,069
5,626	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 3.75%, 11/20/46, Callable 9/20/20 @ 100*(b)	5,314
6,393	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.41% (H15T1Y + 230 bps), 10/25/35, Callable 9/25/20 @ 100*	6,392

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$7,593	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 3.41%, 9/25/34, Callable 9/25/20 @ 100*(b)	$7,159
21,031	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 3.77%, 10/25/36, Callable 9/25/20 @ 100*(b)	20,474
4,599	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 3.96%, 1/25/35, Callable 9/25/20 @ 100*(b)	4,331
20,876	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.30%, 3/25/31, Callable 9/25/20 @ 100*(b)	20,876
14,834	Chase Mortgage Finance Corp., Series 2007- A2, Class 10A1, 3.11%, 7/25/37, Callable 5/25/25 @ 100*(b)	13,055
11,081	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 3.23%, 8/25/35(b)	10,919
176,900	Coast Savings & Loan Association, Series 1992-1, Class A, 2.77%, 7/25/22, Callable 9/25/20 @ 100*(b)	177,685
8,894	Countrywide Home Loans, Series 2004-12, Class 10A1, 3.01%, 8/25/34, Callable 9/25/20 @ 100*(b)	9,208
270	Countrywide Home Loans, Series 2003-42, Class 1A1, 3.99%, 9/25/33, Callable 9/25/20 @ 100*(b)	248
3,590	Countrywide Home Loans, Series 2003-60, Class 2A1, 3.99%, 2/25/34, Callable 9/25/20 @ 100*(b)	3,476
10,609	Countrywide Home Loans, Series 2003-58, Class 2A2, 4.12%, 2/19/34, Callable 9/19/20 @ 100*(b)	10,614
31,899	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 3.33%, 11/25/34, Callable 9/25/20 @ 100*(b)	32,664
37,521	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 3.75%, 11/25/32, Callable 9/25/20 @ 100*(b)	17,776
10,413	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 3.48%, 10/25/35, Callable 9/25/20 @ 100*(b)	10,092
55,647	GMAC Mortgage Corp. Loan Trust, Series 2005- AR6, Class 3A1, 3.79%, 11/19/35, Callable 9/19/20 @ 100*(b)	50,434
940,807	GSMSC Resecuritization Trust, Series 2015-5R, Class 1A, 0.32% (US0001M + 14 bps), 4/26/37(d)	938,634
13,594	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 3.84%, 11/25/35, Callable 9/25/20 @ 100*(b)	13,462
34,790	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 3.88%, 4/25/35, Callable 9/25/20 @ 100*(b)	33,683
8,727	Harborview Mortgage Loan Trust, Series 2005- 14, Class 3A1A, 3.68%, 12/19/35, Callable 9/19/20 @ 100*(b)	8,202
75,179	Harborview Mortgage Loan Trust, Series 2004- 10, Class 3A1B, 3.91%, 1/19/35, Callable 9/19/20 @ 100*(b)	76,077
10,486	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 3.11%, 9/25/36, Callable 3/25/22 @ 100*(b)	10,732

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$27,924	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.16%, 7/25/36, Callable 12/25/21 @ 100*(b)	$22,900
14,234	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.19%, 8/25/34, Callable 9/25/20 @ 100*(b)	14,200
27,939	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 3.24%, 8/25/34, Callable 9/25/20 @ 100*(b)	27,896
40,810	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.33%, 8/25/36, Callable 12/25/20 @ 100*(b)	30,280
2,457	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 3.26%, 8/25/36, Callable 11/25/20 @ 100*(b)	2,174
1,681	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 3.33%, 7/25/35, Callable 9/25/20 @ 100*(b)	1,646
11,016	Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 3.00%, 12/25/34, Callable 9/25/20 @ 100*(b)	10,928
9,461	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 3.38%, 7/25/34, Callable 6/25/23 @ 100*(b)	9,455
1,205	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 3.68%, 2/25/34, Callable 2/25/28 @ 100*(b)	1,197
8,427	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.99%, 8/25/34, Callable 10/25/21 @ 100*(b)	8,365
15,292	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 3.10%, 8/25/34, Callable 11/25/30 @ 100*(b)	15,132
32,967	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 3.39%, 12/25/34, Callable 9/25/20 @ 100*(b)	31,363
2,937	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 3.61%, 2/25/34, Callable 9/25/20 @ 100*(b)	2,838
57,385	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 4.30%, 4/25/34, Callable 9/25/20 @ 100*(b)	55,435
9,273	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 3.24%, 12/27/35, Callable 9/25/20 @ 100*(b)	9,422
19,382	Structured Asset Securities Corp., Series 2003- 24A, Class 1A3, 2.81%, 7/25/33, Callable 9/25/20 @ 100*(b)	19,070
40,942	Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1, 2.52%, 9/25/37, Callable 9/25/20 @ 100*(b)	40,907
5,968	Washington Mutual, Series 2004-AR3, Class A2, 3.66%, 6/25/34, Callable 9/25/20 @ 100*(b)	5,967
7,816	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 0.60% (US0001M + 42 bps), 7/25/44, Callable 9/25/20 @ 100*	7,593
1,792	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A1, 3.13%, 8/25/46, Callable 9/25/20 @ 100*(b)	1,683
64,450	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 3.26%, 11/25/36, Callable 9/25/20 @ 100*(b)	59,902

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$10,526	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 3.31%, 9/25/36, Callable 9/25/20 @ 100*(b)	$9,851
		3,785,782
Prime Fixed Mortgage Backed Securities (6.3%)
99,879	Agate Bay Mortgage Trust, Series 2015-7, Class A6, 3.00%, 10/25/45, Callable 10/25/22 @ 100*(b)(d)	100,259
1,289,936	Citigroup Mortgage Loan Trust, Inc., Series 2014-C, Class A, 3.25%, 2/25/54, Callable 6/25/33 @ 100*(b)(d)	1,300,355
17,189	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31, Callable 9/25/20 @ 100*	17,695
94,266	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34, Callable 10/25/20 @ 100*	101,878
16,280	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34, Callable 11/25/20 @ 100*	18,291
3,694	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19, Callable 9/25/20 @ 100*	3,669
89,660	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	93,419
31,457	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33, Callable 9/25/20 @ 100*	32,974
22,943	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33, Callable 9/25/20 @ 100*	23,794
53,820	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32, Callable 9/25/20 @ 100*	24,038
234,595	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32, Callable 9/25/20 @ 100*	247,915
62,066	Galton Funding Mortgage Trust, Series 2018- 1, Class A43, 3.50%, 11/25/57, Callable 2/25/23 @ 100*(b)(d)	62,606
50,972	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33, Callable 9/25/20 @ 100*	51,050
953	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20, Callable 9/25/35 @ 100*	777
25,146	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35, Callable 10/25/23 @ 100*	16,489
1,569,028	JPMorgan Mortgage Trust, Series 2017-2, Class A4, 3.00%, 5/25/47, Callable 5/25/23 @ 100*(b)(d)	1,618,729
570,753	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5, 3.50%, 8/25/47, Callable 6/25/22 @ 100*(b)(d)	572,937
12,341	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36, Callable 9/25/20 @ 100*	9,331
900,472	MFRA Trust, Series 2017-RPL1, Class A1, 2.59%, 2/25/57, Callable 9/25/27 @ 100*(b)(d)	909,059
2,403	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20, Callable 9/25/20 @ 100*	2,396

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$8,828	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35, Callable 9/25/20 @ 100*	$8,364
14,324	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32, Callable 9/25/20 @ 100*	15,038
391,763	Sequoia Mortgage Trust, Series 2018-CH1, Class A10, 4.00%, 2/25/48, Callable 8/25/23 @ 100*(b)(d)	394,906
373,836	Sequoia Mortgage Trust, Series 2018-CH2, Class A12, 4.00%, 6/25/48, Callable 9/25/23 @ 100*(b)(d)	375,189
91,766	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/20 @ 100*	96,121
		6,097,279
Subprime Mortgage Backed Securities (3.8%)
596,596	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.75%, 2/25/55, Callable 3/25/25 @ 100*(b)(d)	605,008
702,868	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, 10/25/56, Callable 12/25/29 @ 100*(b)(d)	722,671
1,357,705	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 4/25/57, Callable 3/25/33 @ 100*(b)(d)	1,396,653
912,458	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 1/25/31 @ 100*(b)(d)	947,865
		3,672,197
U.S. Government Agency Mortgage Backed Securities (23.7%)
346,321	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	343,243
193,241	Fannie Mae, Series 2012-31, Class PA, 2.00%, 4/25/41	197,638
503,447	Fannie Mae, Series 2012-51, Class EB, 2.00%, 1/25/40	511,987
441,656	Fannie Mae, Series 2012-96, Class PD, 2.00%, 7/25/41	449,436
293,733	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	300,568
206,894	Fannie Mae, Series 2013-68, Class LE, 2.00%, 4/25/43	210,237
165,134	Fannie Mae, Series 2011-126, Class ED, 2.25%, 4/25/40	166,933
171,552	Fannie Mae, Series 2013-73, Class 10A1, 2.25%, 6/25/42	177,005
211,850	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	215,911
26,766	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	27,028
1,732,000	Fannie Mae, Series 18-83, Class LC, 3.00%, 11/25/48	1,808,329
126,100	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	135,294
439,943	Fannie Mae, Series 2014-1, Class AB, 3.00%, 6/25/43	458,857
3,044	Fannie Mae, 3.05% (H15T1Y + 187 bps), 12/1/22, Pool #303247	3,061
41,278	Fannie Mae, 3.06% (H15T1Y + 229 bps), 2/1/30, Pool #556998	41,277
16,295	Fannie Mae, 3.33% (US0012M + 132 bps), 1/1/35, Pool #805386	16,863
2,427	Fannie Mae, 3.50% (H15T1Y + 216 bps), 6/1/32, Pool #725286	2,437

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$839,737	Fannie Mae, Series 2003-W14, Class 2A, 4.22%, 1/25/43, Callable 9/25/20 @ 100*(b)	$885,493
2,051,198	Fannie Mae, Series 2003-W12, Class 3A, 4.29%, 3/25/43, Callable 9/25/20 @ 100*(b)	2,204,617
672,269	Fannie Mae, Series 2003-W16, Class AF5, 4.55%, 11/25/33, Callable 9/25/20 @ 100*(b)(c)	749,700
2,725,000	Fannie Mae, Series 2004-W3, Class A7, 5.50%, 5/25/34, Callable 9/25/20 @ 100*	3,113,637
15,974	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32, Callable 9/25/20 @ 100*(b)(c)	17,540
655	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	672
10,177	Fannie Mae, Series 2001-W2, Class AF6, 6.59%, 10/25/31, Callable 9/25/20 @ 100*(b)(c)	10,872
9,051	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31, Callable 9/25/20 @ 100*(b)(c)	11,334
15	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	15
154	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	160
1,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	1,101
113,544	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	114,402
886,882	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	906,185
501,836	Freddie Mac, Series 4039, Class ME, 2.00%, 12/15/40(b)	509,893
198,844	Freddie Mac, Series 3982, Class MD, 2.00%, 5/15/39	203,575
308,921	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	318,440
377,537	Freddie Mac, Series 4030, Class DA, 2.00%, 2/15/41	385,337
426,224	Freddie Mac, Series 4079, Class WA, 2.00%, 8/15/40	428,369
794,604	Freddie Mac, Series 4272, Class YG, 2.00%, 11/15/26	814,492
268,314	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	274,800
51,395	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	52,430
407,340	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	419,335
505,330	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	522,751
4,179	Freddie Mac, Series 3752, Class JA, 2.75%, 4/15/40	4,178
3,676	Freddie Mac, 2.99% (US0006M + 154 bps), 4/1/36, Pool #1N0148	3,807
90,336	Freddie Mac, Series 4017, Class MA, 3.00%, 3/15/41	91,963
625,692	Freddie Mac, Series 4374, Class GA, 3.00%, 9/15/36	668,091
422,648	Freddie Mac, Series T-67, Class 1A1C, 3.40%, 3/25/36, Callable 9/25/20 @ 100*(b)	441,339
13,690	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	14,659
39,112	Freddie Mac, Series 3688, Class HQ, 6.00%, 11/15/21	39,574
44	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21, Callable 10/15/20 @ 100*	44
671	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23, Callable 10/15/20 @ 100*	704
751	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22, Callable 10/15/20 @ 100*	786

See notes to financial statements

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2020	Concluded

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$533	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22, Callable 10/15/20 @ 100*	$559
360,026	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	372,418
4,229,695	Government National Mortgage Assoc., Series 2013-176, Class BE, 2.69%, 3/16/46, Callable 6/16/22 @ 100*(b)	4,368,878
11,037	Government National Mortgage Assoc., 2.87% (H15T1Y + 150 bps), 5/20/34, Pool #80916	11,559
1,473	Government National Mortgage Assoc., 3.00% (H15T1Y + 150 bps), 1/20/23, Pool #8123	1,488
2,448	Government National Mortgage Assoc., 3.00% (H15T1Y + 150 bps), 1/20/25, Pool #8580	2,524
3,611	Government National Mortgage Assoc., 3.00% (H15T1Y + 150 bps), 1/20/25, Pool #8585	3,741
1,193	Government National Mortgage Assoc., 3.00% (H15T1Y + 150 bps), 3/20/26, Pool #8832	1,211
2,590	Government National Mortgage Assoc., 3.00% (H15T1Y + 150 bps), 3/20/29, Pool #80263	2,619
764	Government National Mortgage Assoc., 3.13% (H15T1Y + 150 bps), 12/20/21, Pool #8889	772
2,162	Government National Mortgage Assoc., 3.13% (H15T1Y + 150 bps), 12/20/27, Pool #80141	2,245
5,044	Government National Mortgage Assoc., 3.13% (H15T1Y + 150 bps), 11/20/29, Pool #876947	5,073
96	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	106
72	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	76
30	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	30
223	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	227
		23,049,925
Total Mortgage Backed Securities		38,476,388

Corporate Bonds (6.9%)
Banks (4.3%)
1,450,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100*	1,552,391
1,500,000	Mizuho Financial Group, Inc., 2.95%, 2/28/22	1,555,553
1,000,000	Mizuho Financial Group, Inc., 3.55%, 3/5/23	1,070,602
		4,178,546

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Capital Markets (0.0%^)
$2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (e)	$24,000

Tobacco (2.6%)
2,150,000	Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @100*	2,491,956
Total Corporate Bonds		6,694,502

Taxable Municipal Bonds (1.3%)
Georgia (1.3%)
1,175,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	1,298,540
Total Taxable Municipal Bonds		1,298,540

U.S. Government Agency Securities (25.1%)
Federal Farm Credit Banks
3,125,000	1.22%, 5/5/28, Callable 5/5/22 @ 100*	3,146,862
2,930,000	1.50%, 4/30/29, Callable 4/30/21 @ 100*	2,942,320
3,125,000	1.68%, 4/29/30, Callable 4/29/21 @ 100*	3,139,108
2,167,000	1.95%, 8/13/40, Callable 8/13/21 @ 100*	2,163,553
		11,391,843
Federal Home Loan Banks
3,300,000	1.90%, 3/18/37, Callable 3/18/22 @ 100*	3,314,012
2,800,000	2.00%, 5/4/35, Callable 5/4/21 @ 100*	2,760,654
3,800,000	2.07%, 4/2/32, Callable 10/2/20 @ 100*	3,802,911
3,125,000	2.32%, 4/16/35, Callable 4/16/21 @ 100*	3,160,006
		13,037,583
Total U.S. Government Agency Securities		24,429,426

U.S. Treasury Obligations (9.2%)
U.S. Treasury Notes
8,500,000	1.50%, 10/31/24	8,951,562
Total U.S. Treasury Obligations		8,951,562

Investment in Affiliates (6.6%)
6,439,763	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(f)	6,439,763
Total Investment in Affiliates		6,439,763

Total Investments (Cost $97,435,666)(g) - 100.6%		97,887,372
Liabilities in excess of other assets — (0.6)%		(632,609)
Net Assets - 100.0%		$97,254,763

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2020, illiquid securities were 1.4% of the Fund’s net assets.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2020.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2020.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Issuer has defaulted on the payment of interest.
(f)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(g)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average	US0001M	1 Month US Dollar LIBOR
GO	General Obligation	US0003M	3 Month US Dollar LIBOR
H15T1Y	1 Year Treasury Constant Maturity Rate	US0006M	6 Month US Dollar LIBOR
LIBOR	London Interbank Offered Rate	US0012M	12 Month US Dollar LIBOR
MTN	Medium Term Note

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities (8.4%)
$305,907	AccessLex Institute, Series 2007-1, Class C, 0.64% (US0003M + 40 bps), 10/25/35, Callable 1/25/29 @ 100*	$261,474
450,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class D, 2.74%, 12/8/22, Callable 5/8/21 @ 100*	456,903
20,977	Exeter Automobiles Receivables Trust, Series 2018-3A, Class B, 3.46%, 10/17/22, Callable 11/15/22 @ 100*(a)	20,999
300,000	Insite Issuer LLC, Series 2016-1A, Class A, 2.88%, 11/15/46, Callable 11/15/22 @ 100*(a)	306,577
289,156	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(a)	298,985
175,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 3/20/45, Callable 11/20/23 @ 100*(a)	177,939
343,435	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23, Callable 5/15/21 @ 100*	346,860
570,000	SLM Student Loan Trust, Series 2012-7, Class B, 1.98% (US0001M + 180 bps), 9/25/43, Callable 7/25/28 @ 100*	537,486
199,875	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43, Callable 3/15/22 @ 100*(a)	206,244
Total Asset Backed Securities		2,613,467

Mortgage Backed Securities† (20.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.9%)
272,960	Bear Stearns Alternative-A Trust, Series 2005-7, Class 11A1, 0.72% (US0001M + 54 bps), 8/25/35, Callable 9/25/20 @ 100*	273,512

Alt-A - Fixed Rate Mortgage Backed Securities (1.9%)
556	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20, Callable 9/25/20 @ 100*	521
60,370	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/20 @ 100*	54,707
3,972	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35, Callable 9/25/20 @ 100*	3,983
12,755	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34, Callable 9/25/20 @ 100*	13,249
75,152	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 6/25/21 @ 100*	47,657
59,585	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.03%, 6/25/36, Callable 4/25/22 @ 100*(b)	57,319
11,436	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34, Callable 9/25/20 @ 100*	11,870
3,768	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19, Callable 2/25/21 @ 100*	3,450
15,652	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34, Callable 9/25/20 @ 100*	16,247
158	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20, Callable 9/25/27 @ 100*	152
33,770	Master Alternative Loans Trust, Series 2004- 6, Class 10A1, 6.00%, 7/25/34, Callable 9/25/20 @ 100*	35,406

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$19,746	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/20 @ 100*	$20,942
8,006	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33, Callable 9/25/20 @ 100*	8,522
17,101	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34, Callable 9/25/20 @ 100*	17,928
29,324	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34, Callable 9/25/20 @ 100*	31,296
6,298	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35, Callable 9/25/20 @ 100*(b)(c)	6,426
1,736	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35, Callable 9/25/20 @ 100*(b)(c)	1,839
28,293	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 5.48%, 5/25/35, Callable 9/25/20 @ 100*(b)(c)	19,421
88,193	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36, Callable 1/25/22 @ 100*(b)	29,594
41,318	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 3.63%, 10/25/40, Callable 9/25/20 @ 100*(a)(b)	33,074
2	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	2
4,107	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21, Callable 9/25/20 @ 100*	3,955
12,154	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36, Callable 9/25/20 @ 100*	11,504
29,169	Residential Accredit Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36, Callable 6/25/21 @ 100*	20,773
44,503	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35, Callable 3/25/22 @ 100*	33,439
53,062	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36, Callable 5/25/21 @ 100*	44,209
49,779	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35, Callable 9/25/20 @ 100*	49,401
		576,886

Prime Adjustable Rate Mortgage Backed Securities (1.0%)
7,436	Bank of America Funding Corp., Series 2004-B, Class 5A1, 3.84%, 11/20/34, Callable 9/20/20 @ 100*(b)	7,142
6,003	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 3.63%, 11/25/34, Callable 9/25/20 @ 100*(b)	6,095
2,530	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 3.91%, 10/25/33, Callable 9/25/20 @ 100*(b)	2,591
4,941	Countrywide Home Loans, Series 2004-12, Class 10A1, 3.01%, 8/25/34, Callable 9/25/20 @ 100*(b)	5,115
11,332	Countrywide Home Loans, Series 2004-2, Class 2A1, 3.22%, 2/25/34, Callable 9/25/20 @ 100*(b)	10,521

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$16,273	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 3.04%, 4/25/37, Callable 9/25/20 @ 100*(b)	$14,154
220,101	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 3.39%, 9/25/35, Callable 9/25/20 @ 100*(b)	212,223
4,946	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 3.58% (US0003M + 101 bps), 4/25/36, Callable 11/25/21 @ 100*	4,809
23,221	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.61%, 10/25/36, Callable 1/25/21 @ 100*(b)	20,074
28,397	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 3.74%, 2/25/35, Callable 9/25/20 @ 100*(b)	27,364
		310,088

Prime Fixed Mortgage Backed Securities (2.9%)
5,608	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.56%, 9/25/35, Callable 9/25/20 @ 100*(b)(c)	5,394
15,357	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37, Callable 9/25/20 @ 100*	10,673
8,241	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	8,690
8,545	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34, Callable 1/25/23 @ 100*	9,360
4,098	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33, Callable 9/25/20 @ 100*	4,176
2,288	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24, Callable 9/25/20 @ 100*	2,274
8,809	Countrywide Home Loans, Series 2005-29, Class A1, 5.75%, 12/25/35, Callable 9/25/20 @ 100*	6,862
4,023	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 12/31/99, Callable 9/25/20 @ 100*	4,127
23,950	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33, Callable 9/25/20 @ 100*	25,135
8,246	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33, Callable 9/25/20 @ 100*	8,643
180,483	Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.50%, 12/25/49, Callable 2/25/23 @ 100*(a)(b)	183,145
85,258	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56, Callable 11/25/24 @ 100*(a)(b)	87,527
171,284	GSR Mortgage Loan Trust, Series 2004-13F, Class 2A1, 4.25%, 11/25/34, Callable 9/25/20 @ 100*	176,580
113	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19, Callable 9/25/20 @ 100*	113
851	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32, Callable 9/25/20 @ 100*	904
24,316	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34, Callable 11/25/25 @ 100*	25,930

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$1,928	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34, Callable 8/25/22 @ 100*	$2,052
49,927	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32, Callable 11/25/30 @ 100*	47,483
270,438	Sequoia Mortgage Trust, Series 2017-2, Class A4, 3.50%, 2/25/47, Callable 8/25/23 @ 100*(a)(b)	274,325
11,386	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/20 @ 100*	11,927
121	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30, Callable 9/28/20 @ 100*	125
1,187	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S11, Class 1A, 5.00%, 11/25/33, Callable 9/25/20 @ 100*	1,236
615	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 3/25/28 @ 100*	651
		897,332
Subprime Mortgage Backed Securities (1.0%)
90,589	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 5/25/33 @ 100*(a)(b)	94,375
198,548	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 2/25/27 @ 100*(a)(b)	210,068
		304,443
U.S. Government Agency Mortgage Backed Securities (12.8%)
150	Fannie Mae, Series 1992-45, Class F, 0.48% (T7Y), 4/25/22	149
43,290	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	42,905
45,156	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	45,424
249,197	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	256,636
194,564	Fannie Mae, Series 2012-8, Class KA, 2.00%, 6/25/41	199,767
48,955	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	50,095
84,740	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(b)	86,365
115,111	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	120,872
13,383	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	13,514
176,487	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	184,631
251,845	Fannie Mae, Series 2015-12, Class PC, 2.50%, 7/25/44	258,752
254,026	Fannie Mae, Series 2017-M5, Class A1, 2.74%, 4/25/29	275,076
1,617	Fannie Mae, 2.95% (US0012M + 162 bps), 9/1/33, Pool #739372	1,627
116,642	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	125,147
156,039	Fannie Mae, Series 2012-50, Class LG, 3.00%, 9/25/40	158,798
250,143	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	265,234
234,177	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	265,292

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,930	Fannie Mae, 3.86% (US0012M + 186 bps), 1/1/37, Pool #906675	$1,941
137	Fannie Mae, 6.00%, 4/1/35, Pool #735503	162
937	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	1,097
11,144	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 9/25/20 @ 100*	13,536
452	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31, Callable 9/25/20 @ 100*	554
741	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	770
131	Fannie Mae, Series G-32, Class L, 8.00%, 10/25/21	134
21	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	21
88	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	89
25	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	26
2	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	2
35	Freddie Mac, Series 1222, Class P, 0.15% (T10Y - 40 bps), 3/15/22, Callable 10/15/20 @ 100*	34
28,386	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	28,600
124,112	Freddie Mac, Series 4220, Class KC, 1.50%, 5/15/32	126,813
88,853	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	90,132
226,407	Freddie Mac, Series 4076, Class QC, 2.00%, 11/15/41	229,699
148,927	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	152,527
97,000	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	99,837
281,854	Freddie Mac, Series 3908, Class B, 2.50%, 6/15/39	297,908
91,802	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	94,967
129,760	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	138,492
99,985	Freddie Mac, Series 4332, Class NH, 3.00%, 9/15/43	102,836
13,026	Freddie Mac, 5.37% (H15T1Y + 228 bps), 8/1/34, Pool #755230	13,092
462	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21, Callable 10/15/20 @ 100*	470
97	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21, Callable 10/15/20 @ 100*	97
986	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22, Callable 10/15/20 @ 100*	1,024
985	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24, Callable 10/15/20 @ 100*	1,060
7	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21, Callable 10/15/20 @ 100*	7
1,240	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26, Callable 10/15/20 @ 100*	1,398
95	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21, Callable 10/15/20 @ 100*	97
1,178	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22, Callable 10/15/20 @ 100*	1,222
1,778	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22, Callable 10/15/20 @ 100*	1,860
15,357	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	15,505

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$77,148	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	$79,804
45,593	Government National Mortgage Assoc., Series 2010-69, Class MC, 2.50%, 4/20/40	46,214
25,809	Government National Mortgage Assoc., Series 2010-98, Class CH, 3.00%, 10/20/39	26,429
39,790	Government National Mortgage Assoc., Series 2010-98, Class MG, 3.00%, 8/20/39	40,848
5,050	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	5,068
64	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	71
727	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	730
398	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	429
52	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	57
92	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	99
1,338	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	1,457
3,623	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	4,002
		3,971,501
Total Mortgage Backed Securities		6,333,762

Corporate Bonds (27.9%)
Banks (2.8%)
510,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100*	546,013
290,000	Wells Fargo & Co., 3.00%, 10/23/26	319,402
		865,415
Beverages (2.9%)
300,000	Keurig Dr Pepper, Inc., 3.20%, 5/1/30, Callable 2/1/30 @ 100*	336,779
300,000	Keurig Dr Pepper, Inc., 3.55%, 5/25/21	307,050
240,000	PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100*	269,403
		913,232
Capital Markets (1.0%)
290,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100*	323,540
Consumer Finance (2.2%)
650,000	Toyota Motor Credit Corp., 1.35%, 8/25/23	666,984
Diversified Financial Services (2.3%)
350,000	BP Capital Markets America, Inc., 2.75%, 5/10/23	371,765
300,000	National Rural Utilities Cooperative Finance Corp., 3.25%, 11/1/25, Callable 8/1/25 @ 100*	335,827
		707,592
Electric Utilities (1.7%)
275,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100*	298,878
220,000	Georgia Power Co., 2.40%, 4/1/21, Callable 3/1/21 @ 100*	222,295
		521,173
Entertainment (1.8%)
215,000	Walt Disney Co. (The), 2.00%, 9/1/29, Callable 6/1/29 @ 100*	223,837
300,000	Walt Disney Co. (The), 3.35%, 3/24/25	334,026
		557,863
Equity Real Estate Investment Trusts (0.6%)
181,594	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (a)	185,452

See notes to financial statements

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2020	Concluded

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Food Products (3.5%)
$300,000	Archer-Daniels-Midland Co., 3.25%, 3/27/30, Callable 12/27/29 @ 100*	$344,996
350,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100*	394,451
300,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100*(a)	343,349
		1,082,796
Health Care Providers & Services (1.3%)
370,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100*	417,991
Hotels, Restaurants & Leisure (1.4%)
420,000	Royal Caribbean Cruises, Ltd., 2.65%, 11/28/20	418,950
Industrial Conglomerates (1.3%)
375,000	General Electric Co., 3.10%, 1/9/23	395,365
Insurance (2.0%)
300,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	317,113
300,000	New York Life Global Funding, 3.25%, 8/6/21 (a)	308,383
		625,496
Media (1.0%)
275,000	Comcast Corp., 3.30%, 2/1/27, Callable 11/1/26 @ 100*	310,399
Semiconductors & Semiconductor Equipment (0.8%)
225,000	Applied Materials, Inc., 1.75%, 6/1/30, Callable 3/1/30 @ 100*	233,508
Technology Hardware, Storage & Peripherals (1.3%)
350,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	398,332
Total Corporate Bonds		8,624,088

Taxable Municipal Bonds (14.6%)
Alabama (1.0%)
300,000	The Water Works Board City of Birmingham Revenue, 2.60%, 1/1/27	324,045
California (2.1%)
600,000	Riverside Unified School District, GO, 2.27%, 2/1/25	636,252
Mississippi (1.0%)
300,000	State of Mississippi, GO, Series A, 0.72%, 11/1/25	301,953
Missouri (0.5%)
165,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	165,670

Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
New York (2.1%)
$300,000	New York City Housing Development Corp. Revenue, Series L, 2.84%, 11/1/28, Continuously Callable @100	$320,421
300,000	New York City Transitional Finance Authority Revenue, 2.63%, 11/1/29	325,887
		646,308
Oregon (1.0%)
300,000	Washington & Multnomah Counties School District No 48J Beaverton, GO, 1.64%, 6/15/29, SCH BD GTY	305,022
Rhode Island (1.3%)
400,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	415,972
Texas (2.0%)
300,000	City of Houston TX Combined Utility System Revenue, Series D, 1.62%, 11/15/30	300,768
300,000	Midland County Fresh Water Supply District No. 1 Revenue, 2.37%, 9/15/26	317,214
		617,982
Utah (1.0%)
300,000	Utah Transit Authority Revenue, 2.04%, 12/15/31, Continuously Callable @100	298,473
Washington (1.0%)
300,000	Pierce County School District No 10 Tacoma, GO, 0.53%, 12/1/23, SCH BD GTY	298,662
Wisconsin (1.6%)
465,000	Public Financial Authority Wisconsin Revenue, 4.45%, 10/1/25, Insured by: AGC	489,854
Total Taxable Municipal Bonds		4,500,193

U.S. Treasury Obligations (18.9%)
U.S. Treasury Bills		999,917
1,000,000	0.10%, 10/1/20(d)
U.S. Treasury Notes
2,651,000	1.38%, 10/15/22	2,720,174
1,983,000	2.00%, 4/30/24	2,113,910
		4,834,084
Total U.S. Treasury Obligations		5,834,001
Investment in Affiliates (11.1%)
3,443,883	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(e)	3,443,883
Total Investment in Affiliates		3,443,883

Total Investments (Cost $30,504,335) (f) - 101.4%		31,349,394
Liabilities in excess of other assets — (1.4)%		(435,471)
Net Assets - 100.0%		$30,913,923

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2020.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2020.
(d)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGC	Assured Guaranty Corporation	T7Y	7 Year Treasury Constant Maturity Rate
GO	General Obligation	US0001M	1 Month US Dollar LIBOR
H15T1Y	1 Year Treasury Constant Maturity Rate	US0003M	3 Month US Dollar LIBOR
LIBOR	London Interbank Offered Rate	US0012M	12 Month US Dollar LIBOR
SCH BD GTY	School Board Guaranty
T10Y	10 Year Treasury Constant Maturity Rate

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities (5.2%)
$964,783	AccessLex Institute, Series 2007-1, Class C, 0.64% (US0003M + 40 bps), 10/25/35, Callable 1/25/29 @ 100*	$824,651
23,411	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34, Callable 9/25/20 @ 100*(a)(b)	24,104
69,924	Exeter Automobiles Receivables Trust, Series 2018-3A, Class B, 3.46%, 10/17/22, Callable 11/15/22 @ 100*(c)	69,998
1,000,000	Insite Issuer LLC, Series 2016-1A, Class A, 2.88%, 11/15/46, Callable 11/15/22 @ 100*(c)	1,021,923
642,024	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(c)	663,847
86	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27, Callable 9/25/20 @ 100*(a)	86
415,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 3/20/45, Callable 11/20/23 @ 100*(c)	421,970
935,750	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44, Callable 2/25/23 @ 100*(c)	999,049
39,899	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31, Callable 9/25/20 @ 100*(c)	39,314
371,270	UBS Commercial Mortgage Trust, Series 2018-C10, Class A1, 3.18%, 5/15/51	380,316
541,125	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43, Callable 3/15/22 @ 100*(c)	558,367
Total Asset Backed Securities		5,003,625

Mortgage Backed Securities† (20.3%)
Alt-A - Adjustable Rate Mortgage Backed Securities (1.0%)
880,594	Bear Stearns Alternative-A Trust, Series 2005-7, Class 11A1, 0.72% (US0001M + 54 bps), 8/25/35, Callable 9/25/20 @ 100*	882,376
68,078	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 3.49%, 11/25/36, Callable 10/25/32 @ 100*(a)	44,105
12,203	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36, Callable 2/25/21 @ 100*(a)(b)	12,104
		938,585

Alt-A - Fixed Rate Mortgage Backed Securities (0.9%)
12,406	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35, Callable 9/25/20 @ 100*	12,243
15,060	Bank of America Alternative Loan Trust, Series 2006-4, Class CB1, 6.50%, 5/25/46, Callable 9/25/20 @ 100*	15,287
36,222	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/20 @ 100*	32,824
24,505	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37, Callable 6/25/26 @ 100*	13,491
63,890	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35, Callable 9/25/20 @ 100*	60,254
16,303	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36, Callable 9/25/20 @ 100*	15,546
9,565	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34, Callable 9/25/20 @ 100*	9,930

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$26,983	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36, Callable 9/25/20 @ 100*	$19,323
190,101	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37, Callable 5/25/22 @ 100*	111,947
194,413	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36, Callable 6/25/21 @ 100*	123,743
9,902	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33, Callable 9/25/20 @ 100*	10,120
3,266	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25, Callable 2/25/21 @ 100*	3,232
24,382	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35, Callable 2/25/25 @ 100*	24,745
50,164	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/20 @ 100*	51,268
42,213	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34, Callable 9/25/20 @ 100*	44,258
19,746	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/20 @ 100*	20,942
22,138	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35, Callable 10/25/21 @ 100*	22,327
2,104	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33, Callable 9/25/20 @ 100*	2,193
10,792	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34, Callable 9/25/20 @ 100*	11,055
17,362	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36, Callable 9/25/20 @ 100*	16,434
217,388	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35, Callable 9/25/20 @ 100*	179,416
126,309	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36, Callable 2/25/24 @ 100*	79,849
		880,427
Prime Adjustable Rate Mortgage Backed Securities (0.2%)
204,052	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 2.99%, 8/25/35, Callable 9/25/20 @ 100*(a)	200,519
6,803	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 3.84%, 6/25/36, Callable 11/25/20 @ 100*(a)	5,724
21,016	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.84%, 4/25/29, Callable 9/25/20 @ 100*(a)	20,188
5,861	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 3.37%, 6/25/36, Callable 9/25/20 @ 100*(a)	4,726
		231,157
Prime Fixed Mortgage Backed Securities (2.5%)
2,936	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32, Callable 9/25/20 @ 100*	3,134
147,045	Chaseflex Trust, Series 2006-2, Class A5, 4.55%, 9/25/36, Callable 8/25/21 @ 100*(a)	146,318

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$22,412	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	$23,632
4,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/20 @ 100*	4,052
39,215	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35, Callable 9/25/20 @ 100*	39,988
5,868	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34, Callable 9/25/20 @ 100*	6,104
6,424	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34, Callable 9/25/20 @ 100*	6,775
84,527	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37, Callable 9/25/20 @ 100*	55,200
101,658	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35, Callable 9/25/20 @ 100*	50,918
419	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21, Callable 9/25/20 @ 100*	390
131,530	Deephaven Residential Mortgage Trust, Series 2018-2A, Class A1, 3.48%, 4/25/58, Callable 9/25/20 @ 100*(a)(c)	133,671
119	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	125
601,609	Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.50%, 12/25/49, Callable 2/25/23 @ 100*(a)(c)	610,483
2,048	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33, Callable 9/25/20 @ 100*(a)(b)	2,096
144,545	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5, 3.50%, 8/25/47, Callable 6/25/22 @ 100*(a)(c)	145,098
23,648	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 3.57%, 4/25/36, Callable 12/25/26 @ 100*(a)	20,873
26,090	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34, Callable 9/25/20 @ 100*	26,205
30,505	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34, Callable 11/25/25 @ 100*	32,531
6,695	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33, Callable 9/25/20 @ 100*	6,836
122,279	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32, Callable 9/25/20 @ 100*	123,330
85,846	Sequoia Mortgage Trust, Series 2018-6, Class A4, 4.00%, 7/25/48, Callable 4/25/22 @ 100*(a)(c)	86,267
36,823	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36, Callable 9/25/20 @ 100*	8,339
234,767	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35, Callable 9/25/20 @ 100*	235,094
7,411	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34, Callable 11/25/20 @ 100*	7,964

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$55,225	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 3/25/28 @ 100*	$8,438
516,878	WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/45, Callable 12/20/21 @ 100*(a)(c)	532,177
		2,366,038
Subprime Mortgage Backed Securities (1.5%)
556,599	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 1/25/31 @ 100*(a)(c)	578,197
241,570	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 5/25/33 @ 100*(a)(c)	251,668
562,551	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 2/25/27 @ 100*(a)(c)	595,192
		1,425,057
U.S. Government Agency Mortgage Backed Securities (14.2%)
197,164	Fannie Mae, Series 2010-102, Class PE, 2.00%, 9/25/40	202,652
75,260	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	75,706
373,699	Fannie Mae, Series 2012-111, Class EC, 2.00%, 12/25/41	384,175
589,101	Fannie Mae, Series 2012-30, Class BA, 2.00%, 6/25/41	606,687
639,379	Fannie Mae, Series 2012-83, Class AH, 2.00%, 11/25/41	654,563
264,359	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	270,511
246,127	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	255,300
894,091	Fannie Mae, Series 2020-54, Class TA, 2.00%, 5/25/43	914,860
326,146	Fannie Mae, Series 2012-30, Class CB, 2.25%, 10/25/41	336,832
105,925	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(a)	107,956
501,343	Fannie Mae, Series 2, Class JD, 2.50%, 2/25/50	522,548
192,356	Fannie Mae, Series 2010-100, Class LA, 2.50%, 7/25/40	201,984
323,441	Fannie Mae, Series 2012-111, Class QC, 2.50%, 5/25/42	338,163
26,766	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	27,028
132,365	Fannie Mae, Series 2014-61, Class P, 2.50%, 7/25/44	138,473
938,987	Fannie Mae, Series 2017-M5, Class A1, 2.74%, 4/25/29	1,016,799
126,100	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	135,294
576,868	Fannie Mae, Series 2014-33, Class PE, 3.00%, 4/25/43	606,204
139,844	Fannie Mae, Series 2014-72, Class KA, 3.00%, 10/25/44	147,603
502,036	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	532,323
796,201	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	901,994
926,278	Fannie Mae, Series 2018-M13, Class A1, 3.82%, 3/25/30(a)	1,086,929
11,459	Fannie Mae, 3.93% (H15T1Y + 231 bps), 12/1/27, Pool #422279	11,546
41,190	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	44,530

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$277	Fannie Mae, 5.00%, 8/1/33, Pool #730856	$317
158	Fannie Mae, 5.00%, 7/1/35, Pool #832198	181
225	Fannie Mae, 5.50%, 2/1/33, Pool #683351	263
131	Fannie Mae, 5.50%, 9/1/34, Pool #725773	154
2,082	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	2,342
3,873	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	4,084
1,393	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	1,441
32,707	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.92%, 8/25/42, Callable 9/25/20 @ 100*(a)	34,337
16,424	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32, Callable 9/25/20 @ 100*(a)(b)	17,611
62,449	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	62,921
177,707	Freddie Mac, Series 3936, Class LA, 2.00%, 6/15/40	180,264
95,757	Freddie Mac, Series 3997, Class AE, 2.00%, 4/15/40	96,874
185,353	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	191,064
161,666	Freddie Mac, Series 4461, Class EA, 2.00%, 7/15/37	166,394
610,603	Freddie Mac, Series 3913, Class PC, 2.50%, 3/15/41	628,584
176,571	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41, Callable 9/15/32 @ 100*	183,123
391,631	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	405,132
194,639	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	207,738
245,043	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	261,831
175,242	Freddie Mac, Series 3721, Class PE, 3.50%, 9/15/40	191,455
63,718	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	68,679
4,019	Freddie Mac, 3.62% (H15T1Y + 213 bps), 4/1/24, Pool #409624	4,036
1,044	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	1,112
214	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	239
1,625	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	1,840
1,008	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	1,189
11,604	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	13,160
504	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	549
1,244	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22, Callable 10/15/20 @ 100*	1,291
167,155	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	172,908
424,415	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	450,280
170,467	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(a)	183,173
586,126	Government National Mortgage Assoc., Series 2019-85, Class MP, 3.50%, 6/20/49	610,715
28,577	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	30,707
1,759	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	1,833

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$9,458	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	$10,656
3,393	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	3,616
6	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	6
		13,712,759
Total Mortgage Backed Securities		19,554,023

Corporate Bonds (33.3%)
Banks (4.9%)
1,940,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100*	2,076,992
1,100,000	JPMorgan Chase & Co., 2.52% (SOFR + 204 bps), 4/22/31, Callable 4/22/30 @ 100*	1,179,192
1,300,000	Wells Fargo & Co., 3.00%, 10/23/26	1,431,801
		4,687,985
Beverages (3.0%)
1,000,000	Keurig Dr Pepper, Inc., 3.20%, 5/1/30, Callable 2/1/30 @ 100*	1,122,598
745,000	Keurig Dr Pepper, Inc., 4.42%, 5/25/25, Callable 3/25/25 @ 100*	863,961
800,000	PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100*	898,010
		2,884,569
Capital Markets (1.5%)
1,300,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100*	1,450,352
Diversified Financial Services (1.6%)
600,000	BP Capital Markets America, Inc., 2.75%, 5/10/23	637,312
850,000	Korea Development Bank, 2.75%, 3/19/23	895,466
		1,532,778
Diversified Telecommunication Services (1.6%)
1,250,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100*	1,579,640
Electric Utilities (1.1%)
1,000,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100*	1,086,831
Entertainment (0.8%)
715,000	Walt Disney Co. (The), 2.00%, 9/1/29, Callable 6/1/29 @ 100*	744,387
Equity Real Estate Investment Trusts (0.3%)
272,392	JBG/Rockville NCI Campus LLC, Series 2010-A, 3.90%, 7/15/23 (c)	278,178
Food Products (5.2%)
1,025,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100*	1,155,179
1,059,000	Conagra Brands, Inc., 4.60%, 11/1/25, Callable 9/1/25 @ 100*	1,231,092
1,150,000	Conagra Brands, Inc., 4.85%, 11/1/28, Callable 8/1/28 @ 100*	1,405,792
320,000	Mars, Inc., 0.88%, 7/16/26, Callable 6/16/26 @ 100*(c)	318,741
825,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100*(c)	944,210
		5,055,014
Health Care Providers & Services (3.2%)
925,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100*	954,349
1,050,000	Partners Healthcare Syst, Inc., Series 2020, 3.19%, 7/1/49, Callable 1/1/49 @ 100*	1,135,466
890,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100*	1,005,437
		3,095,252
Hotels, Restaurants & Leisure (1.5%)
345,000	Royal Caribbean Cruises, 5.25%, 11/15/22	308,829

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Hotels, Restaurants & Leisure, continued:
$1,000,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100*	$1,093,081
		1,401,910
Industrial Conglomerates (1.2%)
1,120,000	General Electric Co., 3.10%, 1/9/23	1,180,824
Insurance (2.3%)
1,100,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (c)	1,162,747
1,000,000	New York Life Global Funding, 2.88%, 4/10/24 (c)	1,080,244
		2,242,991
IT Services (1.2%)
1,000,000	International Business Machines Corp., 3.50%, 5/15/29	1,160,685
Semiconductors & Semiconductor Equipment (1.1%)
700,000	Applied Materials, Inc., 1.75%, 6/1/30, Callable 3/1/30 @ 100*	726,468
325,000	Intel Corp., 3.25%, 11/15/49, Callable 5/15/49 @ 100*	363,829
		1,090,297
Specialty Retail (1.3%)
1,000,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100*	1,240,975
Technology Hardware, Storage & Peripherals (1.5%)
1,300,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	1,479,519
Total Corporate Bonds		32,192,187

Taxable Municipal Bonds (19.7%)
Georgia (2.2%)
1,955,000	State of Georgia, Build America Bonds, GO, Series H, 4.50%, 11/1/25	2,160,549
Kentucky (0.8%)
750,000	Lexington-Fayette Urban County Airport Board Corp. Revenue, 2.84%, 7/1/31	765,292
Michigan (1.1%)
1,000,000	Michigan State Housing Development Authority Revenue, Series B, 3.49%, 12/1/40, Continuously Callable @ 100	1,050,970
Missouri (0.2%)
235,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @ 100	235,954
New York (1.4%)
1,260,000	New York City Transitional Finance Authority Revenue, Series F-3, 3.21%, 5/1/29, Continuously Callable @ 100	1,391,821
Oklahoma (2.5%)
500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @ 100	551,380
1,650,000	University of Oklahoma Health Sciences Center General Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @ 100	1,885,125
		2,436,505

Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Oregon (2.1%)
$1,000,000	State of Oregon, GO, Series O, 1.60%, 8/1/31, Continuously Callable @ 100	$1,006,380
1,000,000	State of Oregon, GO, Series O, 1.70%, 8/1/32, Continuously Callable @ 100	1,008,200
		2,014,580
Pennsylvania (1.4%)
1,110,000	City of Bethlehem Lehigh and Northampton
	Countries, GO, Series C, 5.15%, 11/1/34, Pre-refunded 11/1/24 @ 100, AGM	1,307,314
Texas (5.6%)
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/26, PSF-GTD	1,206,580
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/27, PSF-GTD	1,233,630
740,000	Country of Galveston Texas, Build America Bonds, GO, 5.91%, 2/1/29	903,851
785,000	Texas Transportation Commission State Highway Fund Revenue, 5.18%, 4/1/30	1,017,454
1,000,000	Texas Transportation Commission, GO, 1.78%, 10/1/32	1,026,010
		5,387,525
Washington (2.4%)
1,200,000	County of King WA Sewer Revenue, Series B, 1.86%, 1/1/33, Continuously Callable @ 100	1,212,228
1,070,000	Pierce County School District No 10 Tacoma, GO, 1.90%, 12/1/33, SCH BD GTY	1,100,078
		2,312,306
Total Taxable Municipal Bonds		19,062,816

U.S. Treasury Obligations (19.9%)
U.S. Treasury Bonds
3,300,000	2.25%, 8/15/46	3,888,586
U.S. Treasury Notes
5,314,000	1.38%, 10/15/22	5,452,662
4,972,000	2.00%, 4/30/24	5,300,230
4,083,000	2.25%, 2/15/27	4,556,692
		15,309,584
Total U.S. Treasury Obligations		19,198,170

Investment Companies (1.1%)
7,710	iShares Iboxx $ Investment Grade Corporate Bond ETF	1,045,476
Total Investment Companies		1,045,476
Investment in Affiliates (2.7%)
2,590,008	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(d)	2,590,008
Total Investment in Affiliates		2,590,008

Total Investments (Cost $93,106,350)(e) - 102.2%		98,646,305
Liabilities in excess of other assets — (2.2)%		(2,091,322)
Net Assets - 100.0%		$96,554,983

See notes to financial statements

Schedule of Portfolio Investments	Bond Fund
August 31, 2020	Concluded

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2020.
(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2020.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corporation
ETF	Exchange Traded Fund
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
PSF-GTD	Public School Fund Guaranteed
SCH BD GTY	School Board Guaranty
SOFR	Secured Overnight Financing Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Asset Backed Securities (16.1%)
$282,511	ABFC Trust, Series 2005-AQ1, Class A6, 4.63%, 1/25/35, Callable 1/25/21 @ 100*(a)(b)	$292,073
398,106	Bayview Commercial Asset Trust, Series 2004- 3, Class A1, 0.73% (US0001M + 56 bps), 1/25/35, Callable 9/25/20 @ 100*(c)	389,885
29,621	Bayview Financial Mortgage Pass, Series 2005-D, Class AF4, 5.50%, 12/28/35, Callable 9/28/20 @ 100*(a)	29,271
41,831	Bayview Opportunity Master Fund Trust, Series 2017-RT1, Class A1, 3.00%, 3/28/57, Callable 4/28/22 @ 100*(a)(c)	42,741
272,093	Bear Stearns Structured Products Trust, Series 2007-EMX1, Class A2, 1.48% (US0001M + 130 bps), 3/25/37, Callable 2/25/26 @ 100*(c)	270,543
31,895	Centex Home Equity Loan Trust, Series 2002-A, Class AF6, 5.54%, 1/25/32, Callable 9/25/20 @ 100*	32,782
50,477	Centex Home Equity Loan Trust, Series 2005-A, Class AF5, 5.78%, 1/25/35, Callable 9/25/20 @ 100*(a)(b)	50,592
8,251	Countrywide Asset-Backed Certificates Trust, Series 2004-13, Class AF5B, 5.10%, 5/25/35, Callable 9/25/20 @ 100*(a)(b)	8,334
216,796	Credit-Based Asset Servicing And Securitization LLC, Series 2005-RP2, Class M2, 1.78% (US0001M + 160 bps), 9/25/35, Callable 7/25/21 @ 100*(c)	216,846
371,192	Credit-Based Asset Servicing And Securitization LLC, Series 2007-SP1, Class A4, 5.06%, 12/25/37, Callable 9/25/20 @ 100*(a)(b)(c)	379,797
63,346	CWABS Asset-Backed Certificates Trust, Series 2005-11, Class AF4, 5.21%, 3/25/34, Callable 10/25/20 @ 100*(a)	63,659
49,405	GSAA Home Equity Trust, Series 2005-1, Class M1, 5.30%, 11/25/34, Callable 9/25/20 @ 100*(a)(b)	50,496
339,399	GSAMP Trust, Series 2006-HE1, Class M1, 0.57% (US0001M + 39 bps), 1/25/36, Callable 9/25/20 @ 100*	336,448
352,400	MASTR Asset Backed Securities Trust, Series 2004-FRE1, Class M6, 2.28% (US0001M + 210 bps), 7/25/34, Callable 9/25/20 @ 100*	349,171
205,444	NovaStar Mortgage Funding Trust, Series 2003-4, Class A1, 0.92% (US0001M + 74 bps), 2/25/34, Callable 9/25/20 @ 100*	199,255
127,745	Quest Trust, Series 2005-X1, Class M2, 1.38% (US0001M + 120 bps), 3/25/35, Callable 9/25/20 @ 100*(c)	127,762
35,848	Residential Asset Mortgage, Series 2004-RS12, Class MI1, 5.68%, 12/25/34, Callable 9/25/20 @ 100*(a)(b)	37,123
49,423	Residential Asset Securities Corp., Series 2004-KS8, Class MI1, 5.34%, 9/25/34, Callable 9/25/20 @ 100*(a)	50,790
133,317	Saxon Asset Securities Trust, Series 2007-1, Class A2C, 0.33% (US0001M + 15 bps), 1/25/47, Callable 6/25/25 @ 100*	130,811
149,272	Specialty Underwriting & Residential Finance, Series 2003-BC4, Class A3B, 4.79%, 11/25/34, Callable 9/25/20 @ 100*(a)	153,873
Total Asset Backed Securities		3,212,252

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities† (27.7%)
Alt-A - Fixed Rate Mortgage Backed Securities (5.6%)
$26,396	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC3, Class A1, 5.75%, 6/25/34, Callable 9/25/20 @ 100*(a)(b)	$27,070
21,590	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.50%, 7/25/34, Callable 9/25/20 @ 100*	22,303
23,566	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.50%, 8/25/34, Callable 9/25/20 @ 100*	24,369
117,291	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.75%, 12/25/33, Callable 9/25/20 @ 100*	121,960
62,095	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 4A3, 6.00%, 8/25/34, Callable 9/25/20 @ 100*	63,488
44,101	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34, Callable 9/25/20 @ 100*	45,294
12,958	MASTR Alternative Loans Trust, Series 2004-11, Class 6A1, 5.50%, 10/25/34, Callable 1/25/22 @ 100*	13,494
127,173	MASTR Alternative Loans Trust, Series 2004-7, Class 1A1, 5.50%, 7/25/34, Callable 10/25/20 @ 100*	132,864
153,787	MASTR Alternative Loans Trust, Series 2003-3, Class 2A5, 6.00%, 5/25/33, Callable 9/25/20 @ 100*	160,840
48,526	MASTR Alternative Loans Trust, Series 2004-5, Class 2A1, 6.00%, 6/25/34, Callable 9/25/20 @ 100*	50,412
319,000	Residential Asset Securitization Trust, Series 2003-A7, Class A8, 5.00%, 7/25/33, Callable 9/25/20 @ 100*	331,995
89,000	Residential Asset Securitization Trust, Series 2003-A10, Class A2, 5.20%, 9/25/33, Callable 9/25/20 @ 100*	90,477
24,719	Structured Asset Securities Corp., Series 2004-4XS, Class A3A, 5.17%, 2/25/34, Callable 9/25/20 @ 100*(a)(b)	25,254
		1,109,820
Prime Adjustable Rate Mortgage Backed Securities (2.2%)
64,599	Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, 2.83%, 8/25/34, Callable 9/25/20 @ 100*(a)	63,426
119,831	Impac Secured Assets CMN Owner Trust, Series 2003-3, Class A1, 5.01%, 8/25/33, Callable 9/25/20 @ 100*(a)	123,627
40,713	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A, 3.10%, 7/25/34, Callable 9/25/20 @ 100*(a)	41,691
50,451	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 3.26%, 9/25/34, Callable 9/25/20 @ 100*(a)	50,665
149,884	Winwater Mortgage Loan Trust, Series 2014-1, Class A1, 3.86%, 6/20/44, Callable 2/20/22 @ 100*(a)(c)	155,657
		435,066
Prime Fixed Mortgage Backed Securities (8.7%)
167,522	Alternative Loan Trust, Series 2004-18CB, Class 4A1, 5.50%, 9/25/34, Callable 9/25/20 @ 100*	173,635
19,911	Banc of America Funding Trust, Series 2004-3, Class 1A9, 5.50%, 10/25/34, Callable 9/25/21 @ 100*	21,025

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$10,416	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A19, 5.75%, 6/25/36, Callable 9/25/20 @ 100*	$10,484
12,310	Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A3, 6.25%, 6/25/36, Callable 9/25/20 @ 100*	12,607
147,242	Countrywide Home Loans, Series 2005-6, Class 1A3, 5.15%, 4/25/35, Callable 9/25/20 @ 100*	153,351
38,000	Countrywide Home Loans, Series 2004-10, Class A4, 5.25%, 7/25/34, Callable 9/25/20 @ 100*	38,785
114,000	Countrywide Home Loans, Series 2004-4, Class A4, 5.25%, 5/25/34, Callable 9/25/20 @ 100*	116,893
53,000	Countrywide Home Loans, Series 2004-9, Class A5, 5.25%, 6/25/34, Callable 9/25/20 @ 100*	55,152
285,000	Countrywide Home Loans, Series 2005-5, Class A4, 5.40%, 3/25/35, Callable 9/25/20 @ 100*	297,229
156,629	Countrywide Home Loans, Series 2004-4, Class A9, 5.50%, 5/25/34, Callable 9/25/20 @ 100*	159,053
64,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/20 @ 100*	64,838
66,000	Countrywide Home Loans, Series 2004-8, Class 1A7, 5.75%, 7/25/34, Callable 9/25/20 @ 100*	67,637
98,788	Credit Suisse Mortgage Trust, Series 2013-IVR2, Class AD, 1.55%, 4/25/43, Callable 5/25/26 @ 100*(a)(c)	98,856
30,266	Flagstar Mortgage Trust, Series 2017-2, Class A5, 3.50%, 10/25/47, Callable 6/25/22 @ 100*(a)(c)	30,418
69,731	GMAC Mortgage Loan Trust, Series 2004-J2, Class A8, 5.75%, 6/25/34, Callable 9/25/20 @ 100*	70,625
137,250	GSR Mortgage Loan Trust, Series 2004-10F, Class 6A1, 5.00%, 9/25/34, Callable 9/25/20 @ 100*	139,624
31,779	JPMorgan Mortgage Trust, Series 2017-3, Class 1A6, 3.00%, 8/25/47, Callable 6/25/22 @ 100*(a)(c)	31,881
27,847	JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 7/25/23 @ 100*(a)(c)	28,025
76,848	Sequoia Mortgage Trust, Series 2013-4, Class A3, 1.55%, 4/25/43, Callable 4/25/24 @ 100*(a)	76,499
93,000	WaMu Mortgage Pass, Series 2004-RS1, Class A3, 5.50%, 11/25/33, Callable 9/25/20 @ 100*	96,087
		1,742,704
U.S. Government Agency Mortgage Backed Securities (11.2%)
106,202	Fannie Mae, Series 2013-56, Class GM, 2.00%, 8/25/41	109,690
100,113	Fannie Mae, Series 2003-W14, Class 2A, 4.22%, 1/25/43, Callable 9/25/20 @ 100*(a)	105,568
216,105	Fannie Mae, Series 2003-W13, Class AF5, 4.75%, 10/25/33, Callable 9/25/20 @ 100*(a)(b)	242,542
166,470	Fannie Mae, Series 2004-W3, Class A8, 5.50%, 5/25/34, Callable 9/25/20 @ 100*	190,810

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$266,000	Fannie Mae, Series 240, Class 11, 9.00%, 9/25/23	$292,980
305,371	Fannie Mae, Series 250, Class 11, 9.00%, 10/25/23	337,257
149,140	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32, Callable 9/25/20 @ 100*(a)(b)	159,921
178,000	Freddie Mac, 1.50%, 1/27/33, Callable 1/27/21 @ 100*	178,004
49,944	Freddie Mac, Series 4664, Class TC, 3.00%, 6/15/41	50,755
120,801	Freddie Mac, Series 2017-SC01, Class 2A, 3.50%, 12/25/46, Callable 1/25/27 @ 100*	126,010
422,286	Government National Mortgage Assoc., Series 2013-176, Class BE, 2.69%, 3/16/46, Callable 6/16/22 @ 100*(a)	436,181
		2,229,718
Total Mortgage Backed Securities		5,517,308

Corporate Bonds (4.8%)

Sovereign Bond (2.4%)

450,000	International Bank for Reconstruction & Development, 2.70%, 12/28/37, Callable 12/28/22 @ 100*	474,259
Tobacco (2.4%)
180,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100*	244,700
156,000	Philip Morris International, Inc., 6.38%, 5/16/38	234,527
		479,227
Total Corporate Bonds		953,486

U.S. Government Agency Securities (22.7%)

Federal Farm Credit Bank

150,000	2.00%, 5/14/40, Callable 5/14/25 @ 100*	154,243
520,000	2.02%, 7/2/40, Callable 7/2/21 @ 100*	523,425
400,000	2.12%, 6/4/40, Callable 6/4/21 @ 100*	400,234
230,000	2.13%, 5/21/40, Callable 5/21/21 @ 100*	232,522
955,000	2.35%, 4/16/35, Callable 4/16/21 @ 100*	948,317
		2,258,741
Federal Farm Credit Banks
1,004,000	1.95%, 8/13/40, Callable 8/13/21 @ 100*	1,002,403
Federal Home Loan Bank
375,000	1.78%, 5/4/35, Callable 5/4/23 @ 100*	370,287
220,000	1.92%, 6/4/37, Callable 6/4/21 @ 100*	219,999
220,000	1.95%, 6/3/36, Callable 12/3/20 @ 100*	220,031
160,000	2.30%, 5/11/45, Callable 5/11/21 @ 100*	158,923
		969,240
Federal Home Loan Banks
285,000	2.00%, 5/4/35, Callable 5/4/21 @ 100*	280,995
Total U.S. Government Agency Securities		4,511,379

U.S. Treasury Obligations (24.2%)

U.S. Treasury Bonds
2,000,000	1.13%, 5/15/40	1,970,625
2,100,000	1.25%, 5/15/50	1,995,000
		3,965,625
U.S. Treasury Notes
800,000	1.50%, 10/31/24	842,500
Total U.S. Treasury Obligations		4,808,125

Investment in Affiliates (10.3%)

2,048,668	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(d)	2,048,668
Total Investment in Affiliates		2,048,668

Total Investments (Cost $20,819,379)(e) - 105.8%		21,051,218
Liabilities in excess of other assets — (5.8)%		(1,145,283)
Net Assets-100.0%		$19,905,935

See notes to financial statements

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2020	Concluded

(a)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2020.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2020.

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.

(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mort-gagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

LIBOR	London Interbank Offered Rate
US0001M	1 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds (98.4%)
Alaska (3.7%)
$1,455,000	State of Alaska International Airports System Revenue, Series A, 0.10%, 10/1/30, Continuously Callable @100, LOC(a)	$1,455,000
Colorado (3.2%)
1,275,000	City of Colorado Springs, Colorado Variable Rate Demand Utilities System Improvement Revenue, Series C, 0.08%, 11/1/40, Continuously Callable @100, Barclays Bank(a)	1,275,000
Connecticut (2.4%)
700,000	State of Connecticut Special Tax Revenue, Series A, 5.00%, 9/1/20	700,075
225,000	State of Connecticut, GO, Series F, 5.00%, 11/15/20	227,169
		927,244
District of Columbia (3.4%)
1,325,000	Metropolitan Washington Airports Authority Revenue, Series D-1, 0.09%, 10/1/39, Continuously Callable @100, LOC(a)	1,325,000
Florida (3.5%)
1,400,000	Palm Beach County Revenue, 0.09%, 7/1/32, Callable 10/1/20 @ 100, Northern Trust Co.*(a)	1,400,000
Illinois (13.9%)
1,400,000	Channahon Illinois, Morris Hospital Revenue, 0.09%, 12/1/34, Continuously Callable @100, U.S. Bank NA(a)	1,400,000
340,000	Cook County School District No 162 Matteson, GO, Series B, 3.00%, 12/1/21, BAM	350,486
145,000	County of Du Page IL, GO, 4.00%, 7/1/21	149,570
1,245,000	Illinois State Finance Authority Revenue, Series C, 0.08%, 2/15/33, Continuously Callable @100, Northern Trust Co.(a)	1,245,000
200,000	Kankakee & Will Counties Community Unit School District No 5, GO, 5.00%, 12/1/21, BAM	211,122
250,000	Knox & Warren Counties Community Unit School District No 205 Galesburg, GO, Series B, 4.00%, 12/1/20	252,290
100,000	Sangamon Logan & Menard Counties Community Unit School Dist No 15 Williamsville, GO, 5.00%, 12/1/22, BAM	109,334
170,000	Sycamore Park District, GO, Series A, 2.00%, 12/15/20, BAM	170,855
1,400,000	Village of Brookfield IL Revenue, 0.11%, 6/1/38, Continuously Callable @100, Northern Trust Co.(a)	1,400,000
200,000	Village of Morton Grove Illinois, GO, 5.00%, 12/15/20	202,750
		5,491,407
Iowa (1.5%)
610,000	Iowa Finance Authority Revenue, Series S, 0.02%, 2/15/41, Continuously Callable @100, JPM(a)	610,000

Kansas (1.3%)
500,000	Riley County Unified School District No 383 Manhattan-Ogden, GO, 3.00%, 9/1/20	500,029

Kentucky (0.4%)
160,000	Trigg County School District Finance Corp. Revenue, 2.25%, 11/1/20, ST INTERCEPT	160,486

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Louisiana (3.7%)
$1,460,000	Louisiana Public Facilities Authority Revenue, Series B-3, 0.09%, 7/1/47, Continuously Callable @100, BNY(a)	$1,460,000

Minnesota (3.5%)
1,400,000	City of Minneapolis MN Revenue, Series B, 0.07%, 12/1/27, Callable 10/1/20 @ 100*(a)	1,400,000

Mississippi (5.5%)
800,000	County of Jackson MS Revenue, 0.03%, 6/1/23, Callable 10/1/20 @ 100*(a)	800,000
1,375,000	Mississippi Business Finance Corp. Revenue, Series G, 0.03%, 11/1/35, Callable 10/1/20 @ 100*(a)	1,375,000
		2,175,000
Missouri (4.4%)
915,000	County of Jackson MO Revenue, 5.00%, 12/1/20, ST APPROP CITY APPROP	924,132
800,000	Missouri Public Utilities Commission Revenue, 1.50%, 3/1/21, Continuously Callable @100	800,448
		1,724,580
Nevada (3.4%)
1,350,000	County of Clark Nevada Industrial Development Revenue, Series A, 0.10%, 12/1/39, Continuously Callable @100, Bank of America(a)	1,350,000
New Jersey (1.4%)
539,000	Township of Freehold New Jersey, GO, 1.50%, 10/15/20	539,660

New York (3.5%)
1,375,000	City of New York NY, GO, Series G-4, 0.08%, 4/1/42, Continuously Callable @100, LOC(a)	1,375,000

Ohio (11.4%)
215,000	American Municipal Power, Inc. Revenue, 2.25%, 1/22/21	216,640
500,000	American Municipal Power, Inc. Revenue, 3.00%, 4/28/21	508,605
400,000	City of Cuyahoga Falls Ohio, GO, 2.00%, 11/19/20	401,452
700,000	City of Vandalia Ohio, GO, 2.13%, 9/2/20	700,064
473,435	City of Willowick Ohio, GO, 2.00%, 2/18/21	476,830
485,000	County of Lake Ohio, GO, 2.00%, 10/15/20	485,984
215,000	Liberty Community Infrastructure Financing Authority, 4.00%, 12/1/20	216,785
500,000	Shelby City School District Revenue, 4.00%, 11/1/20	502,995
1,000,000	State of Ohio Revenue, 0.12%, 10/1/36, Callable 9/16/20 @ 100*(a)	1,000,000
		4,509,355
Oklahoma (0.3%)
115,000	Cleveland County Educational Facilities Authority Revenue, 4.00%, 9/1/20	115,009

Oregon (3.5%)
1,400,000	State of Oregon, GO, 0.09%, 12/1/36, Continuously Callable @100, Unicredit SpA(a)	1,400,000

Pennsylvania (3.3%)
1,300,000	Philadelphia Pennsylvania, GO, Series B, 0.07%, 8/1/31, Continuously Callable @100, Barclays Bank(a)	1,300,000

See notes to financial statements

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2020	Concluded

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Tennessee (2.1%)
$825,000	Clarksville Tennessee Public Building Authority Revenue, 0.05%, 11/1/35, Callable 10/1/20 @ 100, Bank of America*(a)	$825,000

Texas (13.2%)
1,370,000	Austin Texas Hotel Occupancy Tax Revenue, 0.11%, 11/15/29, Continuously Callable @100, JPM(a)	1,370,000
1,150,000	City of Houston Texas Airport System Revenue, 0.10%, 7/1/30, Continuously Callable @100, Barclays Bank(a)	1,150,000
200,000	Fort Bend County Municipal Utility District No 130, GO, 2.00%, 9/1/21, AGM	202,100
265,000	Fort Bend County Municipal Utility District No 130, GO, 2.00%, 9/1/22, AGM	270,279
215,000	Fort Bend County Municipal Utility District No 134D, GO, 4.00%, 9/1/20, AGM	215,017
380,000	Fort Bend County Municipal Utility District No 169, GO, 3.00%, 12/1/21, AGM	391,795
185,000	Galveston County Municipal Utility District No 14, GO, 1.75%, 10/1/20, BAM	185,199
170,000	Grand Mission Municipal Utility District No 1, GO, 3.00%, 9/1/22, AGM	178,226
365,000	Harris County Municipal Utility District No. 287, GO, 2.00%, 9/1/21	369,690
100,000	Remington Municipal Utility District No 1, GO, 3.00%, 9/1/20, AGM	100,005
125,000	Remington Municipal Utility District No 1, GO, 4.00%, 9/1/21, AGM	129,346

Shares or
Principal
Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$150,000	Spring West Municipal Utility District, GO, 3.00%, 9/1/21, AGM	$153,272
240,000	Sunfield Municipal Utility District No 1, GO, 4.00%, 9/1/20, AGM	240,019
275,000	Travis County Municipal Utility District No 18, GO, 2.00%, 9/1/20, BAM	275,008
		5,229,956
Wisconsin (2.1%)
135,000	City of Onalaska Wisconsin, GO, 3.00%, 10/1/20	135,307
675,000	County of Green Wisconsin, GO, Series A, 3.00%, 12/1/20	679,631
		814,938
Wyoming (3.8%)
1,500,000	County of Lincoln Wyoming Revenue, 0.03%, 10/1/44, Continuously Callable @100, Exxon Mobil Corp.(a)	1,500,000

Total Municipal Bonds		38,862,664

Investment in Affiliates (4.7%)
1,847,685	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(b)	1,847,685

Total Investment in Affiliates		1,847,685

Total Investments (Cost $40,687,649)(c) - 103.1%		40,710,349
Liabilities in excess of other assets — (3.1)%		(1,200,192)
Net Assets - 100.0%		$39,510,157

(a)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at August 31, 2020.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Company
BNY	Bank of New York Mellon
GO	General Obligation
JPM	J.P. Morgan Chase Bank
LOC	Letter of Credit

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020

Shares	Security Description	Value
Common Stocks (52.8%)
Aerospace & Defense (0.8%)
39	BWX Technologies, Inc.	$2,169
407	General Dynamics Corp.	60,785
52	HEICO Corp.	5,716
48	HEICO Corp., Class A	4,290
188	L3Harris Technologies, Inc.	33,979
325	Lockheed Martin Corp.	126,834
162	Northrop Grumman Corp.	55,503
407	Raytheon Technologies Corp.	24,827
23	Teledyne Technologies, Inc.(a)	7,213
50	The Boeing Co.	8,591
92	TransDigm Group, Inc.	45,970
182	Vectrus, Inc.(a)	7,901
		383,778
Air Freight & Logistics (0.2%)
482	United Parcel Service, Inc., Class B	78,865
Auto Components (0.3%)
1,690	BorgWarner, Inc.	68,597
1,257	Gentex Corp.	34,002
186	Lear Corp.	21,191
		123,790
Automobiles (0.2%)
185	Tesla, Inc.(a)	92,189
Banks (1.3%)
2,332	Bank of America Corp.	60,026
962	Citigroup, Inc.	49,177
423	East West Bancorp, Inc.	15,558
578	First Horizon National Corp.	5,520
2,325	JPMorgan Chase & Co.	232,942
3,672	KeyCorp.	45,239
567	People’s United Financial, Inc.	5,999
210	Preferred Bank/Los Angeles CA	7,854
116	SVB Financial Group(a)	29,624
246	The PNC Financial Services Group, Inc.	27,355
1,037	Truist Financial Corp.	40,246
1,604	U.S. Bancorp.	58,386
740	Wells Fargo & Co.	17,871
481	Western Alliance Bancorp.	16,979
		612,776
Beverages (1.0%)
200	Monster Beverage Corp.(a)	16,772
1,953	PepsiCo, Inc.	273,537
14	The Boston Beer Co, Inc., Class A(a)	12,348
3,822	The Coca-Cola Co.	189,304
		491,961
Biotechnology (1.5%)
1,143	AbbVie, Inc.	109,465
369	Alexion Pharmaceuticals, Inc.(a)	42,147
783	Amgen, Inc.	198,350
203	Biogen, Inc.(a)	58,391
182	BioSpecifics Technologies Corp.(a)	11,739
215	Eagle Pharmaceuticals, Inc.(a)	8,531
1,473	Exelixis, Inc.(a)	32,730
1,172	Gilead Sciences, Inc.	78,231
273	Incyte Corp.(a)	26,304
197	Ionis Pharmaceuticals, Inc.(a)	10,736
20	Moderna, Inc.(a)	1,298
175	Neurocrine Biosciences, Inc.(a)	20,373
78	Regeneron Pharmaceuticals, Inc.(a)	48,355
349	Vertex Pharmaceuticals, Inc.(a)	97,413
		744,063
Building Products (0.3%)
414	Allegion PLC	42,804
33	Armstrong World Industries, Inc.	2,433
455	Builders FirstSource, Inc.(a)	13,932
590	Carrier Global Corp.	17,612
136	CSW Industrials, Inc.	9,826
125	Lennox International, Inc.	35,041
186	Patrick Industries, Inc.	10,455
116	Simpson Manufacturing Co, Inc.	11,407
86	Trex Co, Inc.(a)	12,856
		156,366

Shares	Security Description	Value
Common Stocks, continued:
Capital Markets (1.9%)
228	Ameriprise Financial, Inc.	$35,750
128	BlackRock, Inc.	76,056
453	CME Group, Inc.	79,669
120	Cohen & Steers, Inc.	7,260
694	Evercore, Inc.	42,945
602	GAMCO Investors, Inc., Class A	7,597
141	Houlihan Lokey, Inc.	8,263
906	Intercontinental Exchange, Inc.	96,244
607	LPL Financial Holdings, Inc.	49,871
28	MarketAxess Holdings, Inc.	13,606
140	Moody’s Corp.	41,250
175	Morgan Stanley	9,146
30	Morningstar, Inc.	4,805
278	MSCI, Inc., Class A	103,769
513	Nasdaq, Inc.	68,958
158	PJT Partners, Inc., Class A	9,350
210	S&P Global, Inc.	76,948
240	SEI Investments Co.	12,566
164	Stifel Financial Corp.	8,316
158	StoneX Group, Inc.(a)	8,959
223	T. Rowe Price Group, Inc.	31,044
507	The Bank of New York Mellon Corp.	18,749
732	The Charles Schwab Corp.	26,008
559	The Goldman Sachs Group, Inc.	114,522
		951,651
Chemicals (0.6%)
504	AdvanSix, Inc.(a)	6,416
196	Air Products & Chemicals, Inc.	57,283
798	Axalta Coating Systems, Ltd.(a)	19,032
1,056	CF Industries Holdings, Inc.	34,457
64	Chase Corp.	6,245
1	Corteva, Inc.	29
1,269	Dow, Inc.	57,257
242	Ecolab, Inc.	47,693
153	Hawkins, Inc.	7,684
83	Innospec, Inc.	6,199
58	International Flavors & Fragrances, Inc.	7,180
555	Orion Engineered Carbons SA.	6,743
158	PPG Industries, Inc.	19,023
147	Westlake Chemical Corp.	8,720
		283,961
Commercial Services & Supplies (0.5%)
347	Cintas Corp.	115,634
4,233	Covanta Holding Corp.	39,960
384	IAA, Inc.(a)	20,091
840	Kimball International, Inc., Class B	9,416
666	Waste Management, Inc.	75,924
		261,025
Communications Equipment (0.5%)
201	Arista Networks, Inc.(a)	44,913
3,148	Cisco Systems, Inc.	132,909
297	Palo Alto Networks, Inc.(a)	76,451
		254,273
Construction & Engineering (0.1%)
542	Jacobs Engineering Group, Inc.	48,927
1,059	Sterling Construction Co, Inc.(a)	14,974
		63,901
Consumer Finance (0.3%)
430	Capital One Financial Corp.	29,683
38	Credit Acceptance Corp.(a)	14,698
586	Enova International, Inc.(a)	10,009
999	Onemain Holdings, Inc.	29,051
2,577	Synchrony Financial	63,935
121	World Acceptance Corp.(a)	11,010
		158,386
Containers & Packaging (0.4%)
1,091	Amcor PLC	12,066
253	AptarGroup, Inc.	29,953
707	Ball Corp.	56,822
1,117	Berry Global Group, Inc.(a)	57,570
490	Packaging Corp. of America	49,608

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Continued

Shares	Security Description	Value
Common Stocks, continued:
Containers & Packaging, continued:
145	UFP Technologies, Inc.(a)	$5,975
		211,994
Distributors (0.1%)
394	Core-Mark Holding Co, Inc.	13,167
145	Genuine Parts Co.	13,694
97	Pool Corp.	31,801
		58,662
Diversified Consumer Services (0.2%)
237	Bright Horizons Family Solutions, Inc.(a)	31,523
781	H&R Block, Inc.	11,325
422	K12, Inc.(a)	15,703
658	ServiceMaster Global Holdings, Inc.(a)	26,254
		84,805
Diversified Financial Services (0.3%)
378	Berkshire Hathaway, Inc., Class B(a)	82,419
2,114	Jefferies Financial Group, Inc.	37,079
781	Voya Financial, Inc.	40,542
		160,040
Diversified Telecommunication Services (0.8%)
3,707	AT&T, Inc.	110,505
4,910	Verizon Communications, Inc.	291,016
		401,521
Electric Utilities (0.8%)
245	Alliant Energy Corp.	13,267
326	American Electric Power Co., Inc.	25,698
260	Duke Energy Corp.	20,888
192	Exelon Corp.	7,087
540	NextEra Energy, Inc.	150,752
1,607	OGE Energy Corp.	51,199
465	Pinnacle West Capital Corp.	34,108
160	Portland General Electric Co.	6,104
2,074	PPL Corp.	57,304
530	Xcel Energy, Inc.	36,822
		403,229
Electrical Equipment (0.2%)
184	Acuity Brands, Inc.	20,109
403	Emerson Electric Co.	27,996
497	Regal-Beloit Corp.	49,134
87	Rockwell Automation, Inc.	20,056
		117,295
Electronic Equipment, Instruments & Components (0.6%)
419	Amphenol Corp., Class A	$46,006
995	CDW Corp.	113,082
1,676	Corning, Inc.	54,403
555	Keysight Technologies, Inc.(a)	54,679
773	Kimball Electronics, Inc.(a)	10,424
170	National Instruments Corp.	6,101
424	Sanmina Corp.(a)	11,999
		296,694
Energy Equipment & Services (0.1%)
307	Cactus, Inc., Class A	6,781
533	Matrix Service Co.(a)	4,925
699	Schlumberger NV	13,288
		24,994
Entertainment (0.6%)
275	Netflix, Inc.(a)	145,629
620	Rosetta Stone, Inc.(a)	18,836
58	Spotify Technology SA(a)	16,365
939	The Walt Disney Co.	123,826
		304,656
Equity Real Estate Investment Trusts (2.2%)
2,100	American Homes 4 Rent, Class A	60,144
358	American Tower Corp.	89,196
629	Apartment Investment & Management Co.	22,663
809	Corporate Office Properties Trust	19,934
947	Crown Castle International Corp.	154,598
1,757	CubeSmart	55,556
700	Digital Reality Trust, Inc.	108,955
1,859	Duke Realty Corp.	71,665
60	Equinix, Inc.	47,387

Shares	Security Description	Value
Common Stocks, continued:
Equity Real Estate Investment Trusts, continued:
615	Equity LifeStyle Properties, Inc.	$40,768
511	Equity Residential	28,846
683	Extra Space Storage, Inc.	72,774
2,949	Host Hotels & Resorts, Inc.	33,117
204	JBG SMITH Properties.	5,645
958	Lamar Advertising Co.	66,322
671	Lexington Realty Trust	7,629
60	Mid-America Apartment Communities, Inc.	7,027
1,728	Park Hotels & Resorts, Inc.	16,399
395	Prologis, Inc.	40,235
51	PS Business Parks, Inc.	6,436
289	Public Storage	61,384
612	RLJ Lodging Trust	5,777
158	Simon Property Group, Inc.	10,720
394	SL Green Realty Corp.	18,423
1,059	The GEO Group, Inc.	11,818
473	Welltower, Inc.	27,207
		1,090,625
Food & Staples Retailing (1.0%)
538	Costco Wholesale Corp.	187,041
176	Ingles Markets, Inc., Class A	7,111
267	Performance Food Group Co.(a)	9,748
320	Sysco Corp.	19,245
522	The Kroger Co.	18,625
720	Walgreens Boots Alliance, Inc.	27,374
1,632	Wal-Mart Stores, Inc.	226,603
		495,747
Food Products (0.8%)
417	General Mills, Inc.	26,667
1,143	Hormel Foods Corp.	58,270
594	Ingredion, Inc.	47,781
92	John B Sanfilippo & Son, Inc.	$7,327
612	Kellogg Co.	43,397
245	Lamb Weston Holdings, Inc.	15,398
50	Lancaster Colony Corp.	8,886
2,694	Mondelez International, Inc., Class A	157,384
101	The Hershey Co.	15,013
451	Tyson Foods, Inc., Class A	28,323
		408,446
Gas Utilities (0.1%)
101	Atmos Energy Corp.	10,082
92	ONE Gas, Inc.	6,819
1,152	UGI Corp.	39,778
		56,679
Health Care Equipment & Supplies (1.5%)
924	Abbott Laboratories	101,150
19	ABIOMED, Inc.(a)	5,845
116	Align Technology, Inc.(a)	34,450
721	Baxter International, Inc.	62,777
168	Becton Dickinson & Co.	40,785
271	Danaher Corp.	55,953
152	Dentsply Sirona, Inc.	6,820
7	DexCom, Inc.(a)	2,978
515	Edwards Lifesciences Corp.(a)	44,208
850	Hill-Rom Holdings, Inc.	79,722
1,008	Hologic, Inc.(a)	60,198
235	IDEXX Laboratories, Inc.(a)	91,899
458	Medtronic PLC	49,221
18	ResMed, Inc.	3,254
62	STERIS PLC	9,898
153	Teleflex, Inc.	60,121
35	The Cooper Cos., Inc.	11,003
532	Zynex, Inc.(a)	7,874
		728,156
Health Care Providers & Services (1.2%)
59	Amedisys, Inc.(a)	14,272
268	AMN Healthcare Services, Inc.(a)	14,429
381	Anthem, Inc.	107,259
120	Chemed Corp.	62,053
180	CVS Health Corp.	11,182

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Continued

Shares	Security Description	Value
Common Stocks, continued:
Health Care Providers & Services, continued:
41	HCA Healthcare, Inc.	$5,564
165	Magellan Health, Inc.(a)	12,451
172	Molina Healthcare, Inc.(a)	31,815
185	National Research Corp.	10,360
699	RadNet, Inc.(a)	10,080
711	Select Medical Holdings Corp.(a)	14,270
269	The Ensign Group, Inc.	15,747
914	UnitedHealth Group, Inc.	285,671
54	Universal Health Services, Inc., Class B	5,959
		601,112
Health Care Technology (0.3%)
533	Computer Programs & System, Inc.	14,583
484	Veeva Systems, Inc.(a)	136,619
		151,202
Hotels, Restaurants & Leisure (0.8%)
362	Darden Restaurants, Inc.	31,375
195	Dunkin’ Brands Group, Inc.	14,836
944	Hilton Worldwide Holdings, Inc.	85,300
123	Hyatt Hotels Corp., Class A	6,948
137	McDonald’s Corp.	29,252
2,090	Starbucks Corp.	176,542
246	Yum China Holdings, Inc.	14,197
110	Yum! Brands, Inc.	10,543
		368,993
Household Durables (0.1%)
356	Garmin, Ltd.	36,885
Household Products (1.1%)
214	Central Garden & Pet Co.(a)	8,708
551	Church & Dwight Co., Inc.	52,802
1,121	Colgate-Palmolive Co.	88,850
232	Kimberly-Clark Corp.	36,600
843	The Clorox Co.	188,411
1,123	The Procter & Gamble Co.	155,345
		530,716
Independent Power and Renewable Electricity Producers (0.0%^)
1,123	A ESCorp.	19,933
Industrial Conglomerates (0.6%)
1,195	3M Co.	194,809
61	Carlisle Cos., Inc.	7,988
330	Honeywell International, Inc.	54,632
34	Roper Technologies, Inc.	14,524
		271,953
Insurance (1.3%)
220	AON PLC, Class A	43,998
158	Athene Holdings, Ltd., Class A(a)	5,777
1,262	Brighthouse Financial, Inc.(a)	38,314
566	Brown & Brown, Inc.	26,262
93	Chubb, Ltd.	11,625
222	Cincinnati Financial Corp.	17,629
1,527	FNF Group	50,131
1,091	Heritage Insurance Holdings	14,238
173	Lincoln National Corp.	6,237
352	Marsh & McLennan Cos., Inc.	40,448
1,946	Prudential Financial, Inc.	131,880
469	The Allstate Corp.	43,617
286	The Hanover Insurance Group, Inc.	29,312
1,278	The Hartford Financial Services Group, Inc.	51,695
491	The Progressive Corp.	46,665
159	Travelers Companies, Inc.	18,450
446	Universal Insurance Holdings, Inc.	8,273
3,076	Unum Group	56,845
		641,396
Interactive Media & Services (2.8%)
205	Alphabet, Inc., Class A(a)	334,054
249	Alphabet, Inc., Class C(a)	406,911
236	Cargurus, Inc.(a)	5,754
2,085	Facebook, Inc., Class A(a)	611,322
458	Twitter, Inc.(a)	18,585
273	Yelp, Inc.(a)	6,312
		1,382,938

Shares	Security Description	Value
Common Stocks, continued:
Interactive Media & Services, continued:
Internet & Direct Marketing Retail (2.8%)
360	Amazon.com, Inc.(a)	$1,242,346
31	Booking Holdings, Inc.(a)	59,224
511	eBay, Inc.	27,992
186	Etsy, Inc.(a)	22,264
		1,351,826
IT Services (3.1%)
616	Accenture PLC, Class A	147,797
103	Akamai Technologies, Inc.(a)	11,992
499	Alliance Data Systems Corp.	22,510
337	Automatic Data Processing, Inc.	46,873
258	Booz Allen Hamilton Holding Corp.	22,719
81	Broadridge Financial Solutions, Inc.	11,129
236	CSG Systems International, Inc.	10,046
1,043	DXC Technology Co.	20,839
143	Fidelity National Information Services, Inc.	21,572
119	Fiserv, Inc.(a)	11,850
790	Hackett Group, Inc. (The)	9,962
761	International Business Machine Corp.	93,839
27	Jack Henry & Associates, Inc.	4,466
146	Leidos Holdings, Inc.	13,212
1,023	MasterCard, Inc., Class A	366,428
172	Okta, Inc.(a)	37,044
374	Paychex, Inc.	28,600
443	Paypal Holdings, Inc.(a)	90,434
446	The Western Union Co.	10,521
262	TTEC Holdings, Inc.	14,853
80	Twilio, Inc., Class A(a)	21,581
826	VeriSign, Inc.(a)	177,425
1,423	Visa, Inc., Class A	301,662
		1,497,354
Leisure Products (0.1%)
299	Hasbro, Inc.	23,603
258	YETI Holdings, Inc.(a)	13,256
		36,859
Life Sciences Tools & Services (1.2%)
1,598	Agilent Technologies, Inc.	160,471
32	Bio-Techne Corp.	8,175
172	Charles River Laboratories International, Inc.(a)	37,659
159	Illumina, Inc.(a)	56,798
284	Iqvia Holdings, Inc.(a)	46,505
96	Mettler-Toledo International, Inc.(a)	93,195
331	Thermo Fisher Scientific, Inc.	141,992
268	Waters Corp.(a)	57,958
		602,753
Machinery (1.1%)
1,785	Allison Transmission Holdings, Inc.	64,028
371	Caterpillar, Inc.	52,797
193	Deere & Co.	40,542
198	DMC Global, Inc.	7,015
110	Dover Corp.	12,082
959	Fortive Corp.	69,153
441	Graco, Inc.	25,587
1,472	Hillenbrand, Inc.	46,677
270	IDEX Corp.	48,662
335	Illinois Tool Works, Inc.	66,179
107	ITT, Inc.	6,721
467	Meritor, Inc.(a)	10,629
280	Otis Worldwide Corp.	17,612
233	PACCAR, Inc.	20,001
708	The Timken Co.	38,366
363	The Toro Co.	27,327
		553,378
Media (0.4%)
131	Altice USA, Inc., Class A(a)	3,613
1,974	Comcast Corp., Class A	88,455
301	Discovery, Inc., Class A(a)	6,642
1,596	Discovery, Inc., Class C(a)	31,872
107	GCI Liberty, Inc., Class A(a)	8,644
570	Gray Television, Inc.(a)	8,846

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Continued

Shares	Security Description	Value
Common Stocks, continued:
Media, continued:
510	Msg Networks, Inc., Class A(a)	$4,967
233	TechTarget, Inc.(a)	9,245
707	TEGNA, Inc.	8,852
		171,136
Metals & Mining (0.2%)
346	Commercial Metals Co.	7,221
395	Reliance Steel & Aluminum Co.	41,424
393	Schnitzer Steel Industries, Inc.	7,758
876	Steel Dynamics, Inc.	25,859
		82,262
Mortgage Real Estate Investment Trusts (0.1%)
1,242	AGNC Investment Corp.	17,525
952	New Residential Investment Corp.	7,368
		24,893
Multiline Retail (0.3%)
283	Dollar General Corp.	57,132
495	Target Corp.	74,849
		131,981
Multi-Utilities (0.3%)
125	Black Hills Corp.	7,010
398	Center Point Energy, Inc.	7,988
190	CMS Energy Corp.	11,493
442	MDU Resources Group, Inc.	10,440
124	NorthWestern Corp.	6,403
710	Public Service Enterprise Group, Inc.	37,091
439	WEC Energy Group, Inc.	41,301
		121,726
Oil, Gas & Consumable Fuels (0.5%)
913	Cabot Oil & Gas Corp.	17,320
575	Chevron Corp.	48,260
220	ConocoPhillips	8,336
545	CVR Energy, Inc.	9,096
540	Diamondback Energy, Inc.	21,038
1,013	Exxon Mobil Corp.	40,459
359	HollyFrontier Corp.	8,569
735	ONEOK, Inc.	20,198
453	Phillips 66	26,487
247	Pioneer Natural Resources Co.	25,671
417	Renewable Energy Group, Inc.(a)	13,940
222	World Fuel Services Corp.	5,861
		245,235
Personal Products (0.1%)
72	Medifast, Inc.	11,716
151	The Estee Lauder Cos., Inc., Class A	33,480
89	USANA Health Sciences, Inc.(a)	6,978
		52,174
Pharmaceuticals (2.3%)
1,544	Bristol-Myers Squibb Co.	96,037
904	Eli Lilly & Co.	134,144
763	Innoviva, Inc.(a)	8,935
1,927	Johnson & Johnson	295,621
2,696	Merck & Co., Inc.	229,888
6,573	Pfizer, Inc.	248,394
743	Zoetis, Inc.	118,954
		1,131,973
Professional Services (0.1%)
19	CoStar Group, Inc.(a)	16,123
311	Kforce, Inc.	10,680
134	ManpowerGroup, Inc.	9,824
240	Robert Half International, Inc.	12,768
87	Verisk Analytics, Inc., Class A	16,240
		65,635
Real Estate Management & Development (0.1%)
630	Exp World Holdings, Inc.(a)	28,022
472	Re/MAX Holdings, Inc.	16,586
452	The RMR Group, Inc., Class A	12,756
		57,364
Road & Rail (0.4%)
402	Old Dominion Freight Line, Inc.	81,276
604	Uber Technologies, Inc.(a)	20,313

Shares	Security Description	Value
Common Stocks, continued:
Road & Rail, continued:
471	Union Pacific Corp.	$90,639
		192,228
Semiconductors & Semiconductor Equipment (2.2%)
399	Advanced Micro Devices, Inc.(a)	36,237
462	Broadcom, Inc.	160,383
159	Cirrus Logic, Inc.(a)	9,634
225	Diodes, Inc.(a)	10,993
38	Entegris, Inc.	2,542
1,242	Intel Corp.	63,280
190	KLA-Tencor Corp.	38,977
245	Lam Research Corp.	82,403
513	Microchip Technology, Inc.	56,276
888	Micron Technology, Inc.(a)	40,413
164	NVIDIA Corp.	87,737
1,605	ON Semiconductor Corp.(a)	34,299
494	Qorvo, Inc.(a)	63,365
586	QUALCOMM, Inc.	69,793
447	Skyworks Solutions, Inc.	64,748
1,191	Texas Instruments, Inc.	169,301
601	Xilinx, Inc.	62,600
		1,052,981
Software (4.5%)
242	Adobe, Inc.(a)	124,240
204	Alarm.com Holdings, Inc.(a)	12,213
284	Aspen Technology, Inc.(a)	36,077
20	Atlassian Corp. PLC, Class A(a)	3,835
1,344	Cadence Design Systems, Inc.(a)	149,063
494	Citrix Systems, Inc.	71,729
239	DocuSign, Inc.(a)	53,297
129	Fair Isaac Corp.(a)	54,282
291	Fortinet, Inc.(a)	38,413
363	Intuit, Inc.	125,377
462	Manhattan Associates, Inc.(a)	44,930
5,495	Microsoft Corp.	1,239,287
1,821	Oracle Corp.	104,198
100	Qualys, Inc.(a)	10,614
84	RingCentral, Inc., Class A(a)	24,425
346	salesforce.com, Inc.(a)	94,337
16	ServiceNow, Inc.(a)	7,712
70	Splunk, Inc.(a)	15,353
24	Zoom Video Communications, Inc., Class A(a)	7,802
		2,217,184
Specialty Retail (1.7%)
139	Asbury Automotive Group, Inc.(a)	14,705
829	AutoNation, Inc.(a)	47,137
35	AutoZone, Inc.(a)	41,871
477	Best Buy Co., Inc.	52,904
73	Burlington Stores, Inc.(a)	14,376
514	Lowe’s Cos., Inc.	84,651
230	O’Reilly Automotive, Inc.(a)	107,095
712	Penske Automotive Group, Inc.	33,585
368	Ross Stores, Inc.	33,517
391	Shoe Carnival, Inc.	12,856
254	Sleep Number Corp.(a)	12,192
1,012	The Home Depot, Inc.	288,461
827	The TJX Cos., Inc.	$45,311
85	Ulta Beauty, Inc.(a)	19,735
60	Winmark Corp.	9,267
		817,663
Technology Hardware, Storage & Peripherals (2.8%)
10,660	Apple, Inc.	1,375,566
461	HP, Inc.	9,013
172	NetApp, Inc.	8,151
		1,392,730
Textiles, Apparel & Luxury Goods (0.4%)
41	Deckers Outdoor Corp.(a)	8,359
67	Lululemon Athletica, Inc.(a)	25,170
981	NIKE, Inc., Class B	109,764
174	Oxford Industries, Inc.	8,618

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Common Stocks, continued:
Textiles, Apparel & Luxury Goods, continued:
689	VF Corp.	$45,302
		197,213
Thrifts & Mortgage Finance (0.0%^)
691	New York Community Bancorp, Inc.	6,254
496	Radian Group, Inc.	7,658
		13,912
Tobacco (0.2%)
1,729	Altria Group, Inc.	75,626
338	Philip Morris International, Inc.	26,969
		102,595
Trading Companies & Distributors (0.3%)
557	Fastenal Co.	27,215
2,135	H&E Equipment Services, Inc.	43,255
1,260	HD Supply Holdings, Inc.(a)	49,972
213	MSC Industrial Direct Co., Inc., Class A	14,037
73	Watsco, Inc.	17,884
		152,363
Water Utilities (0.1%)
94	American States Water Co.	7,152
272	American Water Works Co., Inc.	38,444
1,000	Consolidated Water Co., Ltd.	12,030
751	Pure Cycle Corp.(a)	7,330
		64,956
Wireless Telecommunication Services (0.1%)
667	Telephone & Data Systems, Inc.	15,428
350	T-Mobile US, Inc.(a)	40,838
		56,266
Total Common Stocks		25,892,296

Asset Backed Securities (2.5%)
$188,250	AccessLex Institute, Series 2007-1, Class C, 0.64% (US0003M + 40 bps), 10/25/35, Callable 1/25/29 @ 100*	160,907
13,985	Exeter Automobiles Receivables Trust, Series 2018-3A, Class B, 3.46%, 10/17/22, Callable 11/15/22 @ 100*(b)	14,000
215,000	Insite Issuer LLC, Series 2016-1A, Class A, 2.88%, 11/15/46, Callable 11/15/22 @ 100*(b)	219,713
70,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 3/20/45, Callable 11/20/23 @ 100*(b)	71,176
133,954	Saxon Asset Securities Trust, Series 2003-3, Class A5, 4.56%, 12/25/33, Callable 9/25/20 @ 100*(c)(d)	136,490
210,000	SLM Student Loan Trust, Series 2012-7, Class B, 1.98% (US0001M + 180 bps), 9/25/43, Callable 7/25/28 @ 100*	$198,021
197,000	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44, Callable 2/25/23 @ 100*(b)	210,326
72,985	UBS Commercial Mortgage Trust, Series 2018-C10, Class A1, 3.18%, 5/15/51	74,763
146,250	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, 2/16/43, Callable 3/15/22 @ 100*(b)	150,910
Total Asset Backed Securities		1,236,306

Mortgage Backed Securities† (9.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.3%)
170,104	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 3.15%, 4/25/37, Callable 5/25/22 @ 100*(c)	145,341
1,492	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 5.32% (US0003M + 119 bps), 10/25/33, Callable 9/25/20 @ 100*(d)	1,500
		146,841

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities (1.1%)
$42,239	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35, Callable 9/25/20 @ 100*	$42,213
56,130	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37, Callable 3/25/22 @ 100*	56,187
22,029	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35, Callable 3/25/25 @ 100*	16,837
8,151	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36, Callable 9/25/20 @ 100*	7,773
10,210	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37, Callable 11/25/21 @ 100*	8,138
16,607	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34, Callable 9/25/20 @ 100*	17,056
69,285	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 5.03%, 6/25/36, Callable 4/25/22 @ 100*(c)	66,650
4,223	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34, Callable 9/25/20 @ 100*	4,428
23,367	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34, Callable 6/25/22 @ 100*	24,290
77,622	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34, Callable 9/25/20 @ 100*	79,741
22,888	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35, Callable 9/25/20 @ 100*(c)(d)	23,354
16,350	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 5.48%, 5/25/35, Callable 9/25/20 @ 100*(c)(d)	11,223
142,934	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36, Callable 1/25/22 @ 100*(c)	47,963
8,681	Residential Accredit Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36, Callable 9/25/20 @ 100*	8,217
57,970	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35, Callable 9/25/20 @ 100*	47,844
36,088	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36, Callable 2/25/24 @ 100*	22,814
33,344	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5, Class CB14, 5.50%, 7/25/35, Callable 9/25/20 @ 100*	32,668
		517,396
Prime Adjustable Rate Mortgage Backed Securities (0.0%^)
7,830	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.44%, 9/25/34, Callable 9/25/20 @ 100*(c)	7,399
7,568	Chase Mortgage Finance Corp., Series 2007-A2, Class 10A1, 3.11%, 7/25/37, Callable 5/25/25 @ 100*(c)	6,661
		14,060
Prime Fixed Mortgage Backed Securities (1.4%)
178,966	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.91%, 9/25/35, Callable 9/25/20 @ 100*(c)(d)	132,322

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Continued

Shares or
Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$17,877	Banc of America Funding Trust, Series 2006-4, Class A14, 6.00%, 7/25/36, Callable 3/25/30 @ 100*	$16,635
30,478	CHL Mortgage Pass-Through Trust 2005-22, Series 2005-22, Class 2A1, 3.46%, 11/25/35, Callable 9/25/20 @ 100*(c)	28,043
9,682	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 3.47%, 5/25/35, Callable 9/25/20 @ 100*(c)	9,755
80,661	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34, Callable 1/25/21 @ 100*	88,085
82,665	COLT Mortgage Loan Trust, Series 2018-2, Class A1, 3.47%, 7/27/48, Callable 9/25/20 @ 100*(b)(c)	82,683
23,529	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35, Callable 9/25/20 @ 100*	23,992
30,188	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37, Callable 9/25/20 @ 100*	19,714
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35, Callable 9/25/20 @ 100*	40,548
23,840	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36, Callable 9/25/20 @ 100*	10,466
129,346	Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.50%, 12/25/49, Callable 2/25/23 @ 100*(b)(c)	131,254
56,357	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56, Callable 11/25/24 @ 100*(b)(c)	57,857
13,606	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36, Callable 9/25/20 @ 100*	14,038
13,435	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31, Callable 10/25/25 @ 100*	14,182
		669,574
Subprime Mortgage Backed Securities (0.6%)
100,370	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 1/25/31 @ 100*(b)(c)	104,265
60,393	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 5/25/33 @ 100*(b)(c)	62,917
115,819	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 2/25/27 @ 100*(b)(c)	122,540
		289,722
U.S. Government Agency Mortgage Backed Securities (6.1%)
57,720	Fannie Mae, Series 2013-68, Class 10A1, 1.00%, 3/25/42	57,207
22,698	Fannie Mae, Series 2012-10, Class TA, 2.00%, 3/25/38	22,832
53,851	Fannie Mae, Series 2013-18, Class 10A1, 2.00%, 12/25/42	55,104
124,776	Fannie Mae, Series 2013-23, Class AB, 2.00%, 2/25/43	129,427
105,925	Fannie Mae, Series 2013-74, Class 10A1, 2.25%, 6/25/42(c)	107,956
145,773	Fannie Mae, Series 2011-146, Class HE, 2.50%, 10/25/41	151,968

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$6,691	Fannie Mae, Series 2012-2, Class 10A1, 2.50%, 5/25/41	$6,757
90,500	Fannie Mae, Series 2017-43, Class PA, 2.50%, 6/25/47	95,738
185,983	Fannie Mae, Series 2017-M5, Class A1, 2.74%, 4/25/29	201,395
87,435	Fannie Mae, Series 2010-99, Class JU, 3.00%, 8/25/40	92,552
32,155	Fannie Mae, Series 2011-118, Class 10A1, 3.00%, 11/25/41	34,500
82,989	Fannie Mae, Series 2015-46, Class MD, 3.00%, 5/25/43	84,853
97,958	Fannie Mae, Series 2015-59, Class LM, 3.00%, 7/25/45	103,868
81,667	Fannie Mae, Series 18-70, Class KA, 3.50%, 3/25/43	82,403
206,075	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 2/25/30	233,457
187,226	Fannie Mae, Series 2018-M13, Class A1, 3.82%, 3/25/30(c)	219,698
20,595	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	22,265
12,606	Fannie Mae, 4.50%, 4/1/35, Pool #814522	13,857
12,769	Fannie Mae, 5.50%, 10/1/35, Pool #838584	14,144
1,079	Fannie Mae, 6.00%, 5/1/35, Pool #357778	1,237
3,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	3,406
31,225	Freddie Mac, Series 4146, Class 10A1, 1.50%, 10/15/42	31,461
49,232	Freddie Mac, Series 4408, Class GA, 2.00%, 9/15/41	50,422
80,853	Freddie Mac, Series 4312, Class 10A1, 2.50%, 12/15/41	83,640
80,753	Freddie Mac, Series 4395, Class PA, 2.50%, 4/15/37	84,463
93,265	Freddie Mac, Series 4316, Class JY, 3.00%, 1/15/44	99,541
73,513	Freddie Mac, Series 4348, Class A, 3.00%, 6/15/39	78,549
98,183	Freddie Mac, Series 4486, Class PA, 3.00%, 3/15/44	101,083
144,566	Freddie Mac, Series 4668, Class KA, 3.00%, 1/15/55	153,872
105,306	Freddie Mac, Series 4683, Class PD, 3.00%, 4/15/46	107,760
8,825	Freddie Mac, 3.65% (H15T1Y + 172 bps), 6/1/28, Pool #605508	8,879
948	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	1,111
3,102	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	3,464
8,150	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22, Callable 10/15/20 @ 100*	8,561
9,453	Freddie Mac Pass-Through Certificates, Series KJ17, Class A1, 2.40%, 10/25/24	9,567
6,196	Government National Mortgage Assoc., Series 2013-104, Class DC, 2.00%, 4/20/40	6,256
70,719	Government National Mortgage Assoc., Series 2013-69, 2.00%, 9/20/42	73,154
205,835	Government National Mortgage Assoc., Series 2020-5, Class PE, 3.00%, 9/20/49	210,915
113,163	Government National Mortgage Assoc., Series 2019-85, Class MP, 3.50%, 6/20/49	117,910
649	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	715

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$36,768	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	$40,123
4,306	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	4,756
		3,010,826
Total Mortgage Backed Securities		4,648,419

Corporate Bonds (12.7%)
Banks (2.1%)
440,000	Bank of America Corp., 3.55% (US0003M + 78 bps), 3/5/24, Callable 3/5/23 @ 100*	471,070
$255,000	JPMorgan Chase & Co., 2.52% (SOFR + 204 bps), 4/22/31, Callable 4/22/30 @ 100*	273,358
250,000	Wells Fargo & Co., 3.00%, 10/23/26	275,347
		1,019,775
Beverages (0.8%)
200,000	Keurig Dr Pepper, Inc., 3.20%, 5/1/30, Callable 2/1/30 @ 100*	224,520
155,000	Keurig Dr Pepper, Inc., 4.42%, 5/25/25, Callable 3/25/25 @ 100*	179,750
		404,270
Capital Markets (0.6%)
250,000	Goldman Sachs Group, Inc., 3.50%, 11/16/26, Callable 11/16/25 @ 100*	278,914
Consumer Finance (0.4%)
200,000	Toyota Motor Credit Corp., 1.35%, 8/25/23	205,226
Diversified Financial Services (1.1%)
325,000	BP Capital Markets America, Inc., 2.75%, 5/10/23	345,210
160,000	National Rural Utilities Cooperative Finance Corp., 3.25%, 11/1/25, Callable 8/1/25 @ 100*	179,108
		524,318
Diversified Telecommunication Services (0.7%)
270,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100*	341,202
Electric Utilities (0.9%)
210,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100*	228,234
200,000	Southern California Edison Co., 3.50%, 10/1/23, Callable 7/1/23 @ 100*	215,264
		443,498
Entertainment (0.3%)
155,000	Walt Disney Co. (The), 2.00%, 9/1/29, Callable 6/1/29 @ 100*	161,371
Food Products (1.0%)
175,000	Campbell Soup Co., 3.95%, 3/15/25, Callable 1/15/25 @ 100*	197,226
250,000	Conagra Brands, Inc., 4.85%, 11/1/28, Callable 8/1/28 @ 100*	305,607
		502,833
Health Care Providers & Services (1.4%)
225,000	Advocate Health & Hospitals Corp., 2.21%, 6/15/30, Callable 3/15/30 @ 100*	232,307
215,000	Partners Healthcare Syst, Inc., Series 2020, 3.19%, 7/1/49, Callable 1/1/49 @ 100*	232,500
180,000	Sutter Health, 3.70%, 8/15/28, Callable 5/15/28 @ 100*	203,347
		668,154
Hotels, Restaurants & Leisure (0.6%)
85,000	Royal Caribbean Cruises, 5.25%, 11/15/22	76,088
190,000	Starbucks Corp., 3.75%, 12/1/47, Callable 6/1/47 @ 100*	207,686
		283,774
Industrial Conglomerates (0.5%)
230,000	General Electric Co., 3.10%, 1/9/23	242,491

Shares or
Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Insurance (0.4%)
$200,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (b)	$211,408
Media (0.4%)
185,000	Comcast Corp., 3.30%, 2/1/27, Callable 11/1/26 @ 100*	208,814
Semiconductors & Semiconductor Equipment (0.4%)
130,000	Applied Materials, Inc., 1.75%, 6/1/30, Callable 3/1/30 @ 100*	134,916
70,000	Intel Corp., 3.25%, 11/15/49, Callable 5/15/49 @ 100*	78,363

Specialty Retail (0.6%)		213,279
220,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100*	273,014
Technology Hardware, Storage & Peripherals (0.5%)
225,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100*	256,070
Total Corporate Bonds		6,238,411

Taxable Municipal Bonds (7.0%)
Illinois (0.3%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds Revenue, 6.29%, 1/1/21, Continuously Callable @100	150,582
Michigan (1.5%)
240,000	County of Jackson Michigan, GO, 3.73%, 12/1/30, Continuously Callable @100	265,519
210,000	Houghton-Portage Township School District, GO, Series B, 2.70%, 5/1/25, Insured by: Q-SBLF	228,211
200,000	Michigan State Housing Development Authority Revenue, Series B, 2.96%, 12/1/35, Continuously Callable @100	208,406
		702,136
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, GO, 7.50%, 10/1/39, Continuously Callable @100	100,406
New York (0.5%)
225,000	New York City Housing Development Corp. Revenue, Class L, 2.79%, 5/1/28, Continuously Callable @100	240,345
Ohio (0.7%)
330,000	County of Cuyahoga Ohio Revenue, 3.48%, 7/1/32, Continuously Callable @100	358,505

Rhode Island (0.5%)
225,000	Rhode Island Convention Center Authority Revenue, 3.15%, 5/15/25	233,984

Texas (2.0%)
360,000	County of Burnet Texas, GO, 4.20%, 3/1/34, Continuously Callable @100	393,768
200,000	Northwest Independent School District, GO, Series A, 5.00%, 2/15/27, PSF-GTD	246,308
350,000	Schertz-Cibolo-Universal City Independent School District, GO, 0.93%, 2/1/26, PSF-GTD	349,850
		989,926
Utah (0.5%)
250,000	Utah Transit Authority Revenue, 2.04%, 12/15/31, Continuously Callable @100	248,728

Washington (0.5%)
250,000	Pierce County School District No 10 Tacoma, GO, 1.73%, 12/1/31, SCH BD GTY	255,060

See notes to financial statements

Schedule of Portfolio Investments	Active Core Fund
August 31, 2020	Concluded

Shares or
Principal
Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Wisconsin (0.3%)
$140,000	Wisconsin State, Build America Bonds, GO, Series D, 5.10%, 5/1/41, Continuously Callable @100	$143,276
Total Taxable Municipal Bonds		3,422,948

U.S. Treasury Obligations (6.5%)
U.S. Treasury Bonds
638,000	2.25%, 8/15/46	751,793
U.S. Treasury Notes
1,192,000	1.38%, 10/15/22	1,223,104
597,000	2.00%, 4/30/24	636,411
504,000	2.25%, 2/15/27	562,472
		2,421,987
Total U.S. Treasury Obligations		3,173,780

Investment Companies (5.7%)
1,662	iShares Iboxx $ Investment Grade Corporate Bond ETF	225,367
17,502	iShares MSCI EAFE Index Fund ETF	1,137,280
21,570	iShares MSCI Emerging Markets Index Fund ETF	960,728
2,430	SPDR Gold Shares	449,137
Total Investment Companies		2,772,512

Shares or
Principal
Amount	Security Description	Value
Investment in Affiliates (3.1%)
$1,213,800	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(e)	$1,213,800
52,409	Cavanal Hill World Energy Fund, Institutional Shares	322,919
Total Investment in Affiliates		1,536,719

Total Investments (Cost $37,612,763)(f) - 99.8%		48,921,391
Other assets in excess of liabilities — 0.2%		126,762
Net Assets - 100.0%		$49,048,153

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2020.
(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2020.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ETF	Exchange Traded Fund
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
PSF-GTD	Public School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
SCH BD GTY	School Board Guaranty
SOFR	Secured Overnight Financing Rate
US0001M	1 Month US Dollar LIBOR
US0003M	3 Month US Dollar LIBOR

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund
August 31, 2020

Shares	Security Description	Value
Common Stocks (95.8%)
Aerospace & Defense (0.9%)
18	TransDigm Group, Inc.	$8,994
Auto Components (1.9%)
188	BorgWarner, Inc.	7,631
244	Gentex Corp.	6,600
36	Lear Corp.	4,102
		18,333
Banks (2.2%)
82	East West Bancorp, Inc.	3,016
713	KeyCorp	8,784
23	SVB Financial Group(a)	5,874
93	Western Alliance Bancorp	3,283
		20,957
Biotechnology (2.0%)
49	Alexion Pharmaceuticals, Inc.(a)	5,597
210	Exelixis, Inc.(a)	4,666
53	Incyte Corp.(a)	5,106
30	Neurocrine Biosciences, Inc.(a)	3,493
		18,862
Building Products (1.4%)
68	Allegion PLC	7,030
24	Lennox International, Inc.	6,728
		13,758
Capital Markets (3.4%)
92	LPL Financial Holdings, Inc.	7,559
39	MSCI, Inc., Class A	14,557
57	Nasdaq, Inc.	7,662
47	SEI Investments Co.	2,461
		32,239
Chemicals (0.4%)
155	Axalta Coating Systems, Ltd.(a)	3,697

Commercial Services & Supplies (2.3%)
55	Cintas Corp.	18,328
75	IAA, Inc.(a)	3,924
		22,252
Communications Equipment (0.9%)
39	Arista Networks, Inc.(a)	8,715

Consumer Finance (1.8%)
7	Credit Acceptance Corp.(a)	2,708
194	Onemain Holdings, Inc.	5,641
372	Synchrony Financial	9,229
		17,578
Containers & Packaging (2.2%)
30	AptarGroup, Inc.	3,551
148	Berry Global Group, Inc.(a)	7,628
95	Packaging Corp. of America	9,618
		20,797
Distributors (0.7%)
19	Pool Corp.	6,229

Diversified Consumer Services (1.0%)
31	Bright Horizons Family Solutions, Inc.(a)	4,123
128	ServiceMaster Global Holdings, Inc.(a)	5,107
		9,230
Diversified Financial Services (1.2%)
326	Jefferies Financial Group, Inc.	5,718
117	Voya Financial, Inc.	6,073
		11,791

Shares	Security Description	Value
Common Stocks, continued:
Electric Utilities (1.8%)
208	OGE Energy Corp.	$6,627
254	PPL Corp.	7,018
45	Xcel Energy, Inc.	3,126
		16,771
Electrical Equipment (1.4%)
36	Acuity Brands, Inc.	3,934
96	Regal-Beloit Corp.	9,491
		13,425
Electronic Equipment, Instruments & Components (1.4%)
115	CDW Corp.	13,070
Entertainment (0.3%)
11	Spotify Technology SA(a)	3,104
Equity Real Estate Investment Trusts (8.6%)
408	American Homes 4 Rent, Class A	11,685
70	Apartment Investment & Management Co.	2,522
157	Corporate Office Properties Trust	3,868
341	CubeSmart	10,782
303	Duke Realty Corp.	11,681
119	Equity LifeStyle Properties, Inc.	7,888
122	Extra Space Storage, Inc.	12,999
403	Host Hotels & Resorts, Inc.	4,526
55	Lamar Advertising Co.	3,808
336	Park Hotels & Resorts, Inc.	3,189
77	SL Green Realty Corp.	3,601
92	Welltower, Inc.	5,292
		81,841
Food Products (3.2%)
222	Hormel Foods Corp.	11,317
99	Ingredion, Inc.	7,964
36	Kellogg Co.	2,553
48	Lamb Weston Holdings, Inc.	3,017
88	Tyson Foods, Inc., Class A	5,526
		30,377
Gas Utilities (0.7%)
182	UGI Corp.	6,284
Health Care Equipment & Supplies (5.2%)
23	Align Technology, Inc.(a)	6,830
82	Hill-Rom Holdings, Inc.	7,691
190	Hologic, Inc.(a)	11,347
30	IDEXX Laboratories, Inc.(a)	11,732
30	Teleflex, Inc.	11,788
		49,388
Health Care Providers & Services (1.3%)
13	Chemed Corp.	6,722
33	Molina Healthcare, Inc.(a)	6,104
		12,826
Health Care Technology (1.9%)
65	Veeva Systems, Inc.(a)	18,348
Hotels, Restaurants & Leisure (2.7%)
70	Darden Restaurants, Inc.	6,067
38	Dunkin’ Brands Group, Inc.	2,891
183	Hilton Worldwide Holdings, Inc.	16,536
		25,494
Household Products (1.7%)
79	Church & Dwight Co., Inc.	7,571
39	The Clorox Co.	8,716
		16,287

See notes to financial statements

Schedule of Portfolio Investments	Mid Cap Core Equity Fund
August 31, 2020	Concluded

Shares	Security Description	Value
Common Stocks, continued:
Independent Power and Renewable Electricity Producers (0.4%)
218	AES Corp.	$3,869
Insurance (5.0%)
204	Brighthouse Financial, Inc.(a)	6,193
43	Cincinnati Financial Corp.	3,415
205	FNF Group	6,730
189	Prudential Financial, Inc.	12,808
40	The Hanover Insurance Group, Inc.	4,100
126	The Hartford Financial Services Group, Inc.	5,097
495	Unum Group	9,148
		47,491
Interactive Media & Services (0.4%)
89	Twitter, Inc.(a)	3,612
Internet & Direct Marketing Retail (0.4%)
36	Etsy, Inc.(a)	4,309
IT Services (3.6%)
97	Alliance Data Systems Corp.	4,376
203	DXC Technology Co.	4,056
18	Okta, Inc.(a)	3,877
15	Twilio, Inc., Class A(a)	4,046
84	VeriSign, Inc.(a)	18,043
		34,398
Leisure Products (0.5%)
58	Hasbro, Inc.	4,579
Life Sciences Tools & Services (4.3%)
199	Agilent Technologies, Inc.	19,984
23	Charles River Laboratories International, Inc.(a)	5,036
8	Mettler-Toledo International, Inc.(a)	7,766
38	Waters Corp.(a)	8,218
		41,004
Machinery (3.1%)
241	Allison Transmission Holdings, Inc.	8,645
86	Graco, Inc.	4,990
19	IDEX Corp.	3,424
138	The Timken Co.	7,478
70	The Toro Co.	5,270
		29,807
Media (0.6%)
310	Discovery, Inc., Class C(a)	6,191
Metals & Mining (1.1%)
50	Reliance Steel & Aluminum Co.	5,244
170	Steel Dynamics, Inc.	5,018
		10,262
Mortgage Real Estate Investment Trusts (0.4%)
241	AGNC Investment Corp.	3,401
Multi-Utilities (1.5%)
86	MDU Resources Group, Inc.	2,031
106	Public Service Enterprise Group, Inc.	5,537
69	WEC Energy Group, Inc.	6,492
		14,060
Oil, Gas & Consumable Fuels (0.8%)
177	Cabot Oil & Gas Corp.	3,358
143	ONEOK, Inc.	3,929
		7,287
Professional Services (0.3%)
47	Robert Half International, Inc.	2,500

Shares	Security Description	Value
Common Stocks, continued:
Road & Rail (1.7%)
78	Old Dominion Freight Line, Inc.	$15,770
Semiconductors & Semiconductor Equipment (5.1%)
37	KLA-Tencor Corp.	7,590
90	Microchip Technology, Inc.	9,873
312	ON Semiconductor Corp.(a)	6,667
70	Qorvo, Inc.(a)	8,979
57	Skyworks Solutions, Inc.	8,257
68	Xilinx, Inc.	7,083
		48,449
Software (7.4%)
55	Aspen Technology, Inc.(a)	6,987
183	Cadence Design Systems, Inc.(a)	20,296
66	Citrix Systems, Inc.	9,583
20	DocuSign, Inc.(a)	4,460
21	Fair Isaac Corp.(a)	8,837
57	Fortinet, Inc.(a)	7,524
58	Manhattan Associates, Inc.(a)	5,640
14	RingCentral, Inc., Class A(a)	4,071
14	Splunk, Inc.(a)	3,071
		70,469
Specialty Retail (4.2%)
161	AutoNation, Inc.(a)	9,155
7	AutoZone, Inc.(a)	8,374
14	Burlington Stores, Inc.(a)	2,757
20	O’Reilly Automotive, Inc.(a)	9,313
138	Penske Automotive Group, Inc.	6,509
17	Ulta Beauty, Inc.(a)	3,947
		40,055
Textiles, Apparel & Luxury Goods (0.5%)
13	Lululemon Athletica, Inc.(a)	4,884
Trading Companies & Distributors (1.3%)
148	HD Supply Holdings, Inc.(a)	5,869
41	MSC Industrial Direct Co., Inc., Class A	2,702
14	Watsco, Inc.	3,430
		12,001
Water Utilities (0.4%)
30	American Water Works Co., Inc.	4,240
Wireless Telecommunication Services (0.3%)
130	Telephone & Data Systems, Inc.	3,007
Total Common Stocks		912,292

Investment in Affiliates (3.9%)
37,581	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(b)	37,581
Total Investment in Affiliates		37,581

Total Investments (Cost $818,902)(c) - 99.7%		949,873
Other assets in excess of liabilities — 0.3%		2,202
Net Assets - 100.0%		$952,075

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Common Stocks (71.1%)
Auto Components (3.4%)
6,175	Aptiv PLC	$531,791
43,235	Veoneer, Inc.(a)	600,102
		1,131,893
Banks (2.2%)
7,500	JPMorgan Chase & Co.	751,425
Biotechnology (5.2%)
7,020	AbbVie, Inc.	672,305
8,055	Exact Sciences Corp.(a)	606,461
7,105	Moderna, Inc.(a)	461,044
		1,739,810
Commercial Services & Supplies (1.2%)
44,022	Covanta Holding Corp.	415,568
Communications Equipment (5.3%)
18,930	Acacia Communications, Inc.(a)	1,277,396
1,990	Palo Alto Networks, Inc.(a)	512,246
		1,789,642
Construction & Engineering (1.5%)
5,605	Jacobs Engineering Group, Inc.	505,963
Diversified Telecommunication Services (2.0%)
22,791	AT&T, Inc.	679,400
Electric Utilities (1.9%)
4,050	American Electric Power Co., Inc.	319,262
4,235	Pinnacle West Capital Corp.	310,637
		629,899
Electrical Equipment (1.2%)
24,740	Bloom Energy Corp., Class A(a)	387,428
Electronic Equipment, Instruments & Components (1.8%)
6,220	Keysight Technologies, Inc.(a)	612,794
Entertainment (2.4%)
6,225	The Walt Disney Co	820,891
Equity Real Estate Investment Trusts (1.4%)
6,845	Lamar Advertising Co.	473,879
Food & Staples Retailing (1.9%)
1,870	Costco Wholesale Corp.	650,124
Food Products (1.5%)
14,220	The Kraft Heinz Co.	498,269
Health Care Equipment & Supplies (1.3%)
1,855	Becton Dickinson & Co.	450,338
Health Care Technology (1.6%)
2,535	Teladoc Health, Inc.(a)	546,774
Hotels, Restaurants & Leisure (4.5%)
21,615	MGM Resorts International.	486,338
3,639	Monarch Casino & Resort, Inc.(a)	167,430
6,230	Starbucks Corp.	526,248
1,545	Vail Resorts, Inc.	336,300
		1,516,316
Interactive Media & Services (1.6%)
23,520	Snap, Inc., Class A(a)	531,317
Internet & Direct Marketing Retail (2.7%)
265	Amazon.com, Inc.(a)	914,504
IT Services (5.1%)
2,810	Accenture PLC, Class A	674,204
12,415	GoDaddy, Inc.(a)	1,038,887
		1,713,091
Leisure Products (1.6%)
25,940	Callaway Golf Co.	541,108
Machinery (3.6%)
9,330	Fortive Corp.	672,786
8,640	Otis Worldwide Corp.	543,456
		1,216,242

Shares or
Principal
Amount	Security Description	Value
Common Stocks, continued:
Multiline Retail (1.3%)
4,635	Dollar Tree, Inc.(a)	$446,212
Pharmaceuticals (1.6%)
143,221	MediWound, Ltd.(a)	525,621
Road & Rail (1.2%)
12,350	Uber Technologies, Inc.(a)	415,331
Semiconductors & Semiconductor Equipment (1.9%)
4,965	NXP Semiconductors NV	624,398
Software (4.2%)
4,350	Everbridge, Inc.(a)	646,454
2,800	salesforce.com, Inc.(a)	763,420
		1,409,874
Specialty Retail (3.1%)
4,965	Ross Stores, Inc.	452,212
8,650	Vroom, Inc.(a)	593,650
		1,045,862
Textiles, Apparel & Luxury Goods (1.6%)
8,085	VF Corp.	531,589
Trading Companies & Distributors (1.3%)
21,615	H&E Equipment Services, Inc.	437,920
Total Common Stocks		23,953,482

Convertible Preferred Stocks (1.8%)
Household Products (1.8%)
6,100	Energizer Holdings, Inc., Series A, 0.31%,	595,665
Total Convertible Preferred Stocks		595,665

Mortgage Backed Securities† (2.0%)
Prime Fixed Mortgage Backed Securities (2.0%)
$655,965	Onslow Bay Financial LLC, Series 2018-EXP2, 1A1, 4.00%, 7/25/58, Callable 4/25/25 @ 100*(b)(c)	667,000
Total Mortgage Backed Securities		667,000

Corporate Bonds (13.3%)
Airlines (1.9%)
622,000	Delta Air Lines, Inc., 7.38%, 1/15/26, Callable 12/15/25 @ 100*	647,425
Diversified Financial Services (2.6%)
858,000	BP Capital Markets America, Inc., 4.50%, 10/1/20	860,869
Machinery (2.7%)
792,000	Wabtec Corp., 4.70%, 9/15/28, Callable 6/15/28 @ 100*	910,735
Oil, Gas & Consumable Fuels (2.0%)
620,000	HollyFrontier Corp., 5.88%, 4/1/26, Callable 1/1/26 @ 100*	681,497
Semiconductors & Semiconductor Equipment (4.1%)
1,290,000	Marvell Technology Group, Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100*	1,392,453
Total Corporate Bonds		4,492,979

Investment Companies (5.8%)
17,315	iShares MSCI France ETF	506,637
19,165	iShares MSCI Italy ETF	493,307
5,205	SPDR Gold Shares	962,040
Total Investment Companies		1,961,984

See notes to financial statements

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2020	Concluded

Shares or
Principal
Amount	Security Description	Value
Investment in Affiliates (9.0%)
$2,970,000	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(d)	$2,970,000
47,026	Cavanal Hill U.S. Treasury Fund, Select Shares, 0.02%(d)	47,026
Total Investment in Affiliates		3,017,026

Total Investments (Cost 32,712,029)(e) - 103.0%		34,688,136
Liabilities in excess of other assets — (3.0)%		(984,615)
Net Assets - 100%		$33,703,521

(a)	Non-income producing security.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2020.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ETF	Exchange Traded Fund

See notes to financial statements

Schedule of Portfolio Investments	World Energy Fund
August 31, 2020

Shares or
Principal
Amount	Security Description	Value
Common Stocks (87.7%)
Auto Components (3.5%)
5,500	Aptiv PLC	$473,662
Chemicals (4.8%)
4,000	Albemarle Corp.	364,040
25,000	Umicore SA ADR	287,500
		651,540
Electric Utilities (0.8%)
42	ALLETE, Inc.	2,266
22	American Electric Power Co., Inc.	1,734
284	Duke Energy Corp.	22,817
31	Evergy, Inc.	1,650
62	Fortis, Inc.	2,482
198	NextEra Energy, Inc.	55,276
30	Otter Tail Corp.	1,165
25	Pinnacle West Capital Corp.	1,834
399	The Southern Co.	20,820
		110,044
Electrical Equipment (7.6%)
25,000	Bloom Energy Corp., Class A(a)	391,500
10,000	TPI Composites, Inc.(a)	307,100
6,500	Vestas Wind Systems A/S ADR	327,405
		1,026,005
Energy Equipment & Services (9.5%)
27,000	Baker Hughes Co.	385,560
25,948	Halliburton Co.	419,839
343	Helmerich & Payne, Inc.	5,653
20,629	Schlumberger NV	392,157
7,084	Tenaris SA ADR	82,599
		1,285,808
Gas Utilities (0.1%)
45	Atmos Energy Corp.	4,492
20	Chesapeake Utilities Corp.	1,636
49	National Fuel & Gas Co.	2,236
30	Northwest Natural Holding Co.	1,533
27	Southwest Gas Holdings, Inc.	1,698
		11,595
Independent Power and Renewable Electricity Producers (0.1%)
169	AES Corp.	3,000
152	Atlantica Yield PLC	4,565
107	NRG Energy, Inc.	3,682
63	Ormat Technologies, Inc.	3,835
70	Sunnova Energy International, Inc.(a)	1,660
124	Vistra Corp.	2,384
		19,126
Machinery (1.8%)
6,000	Nikola Corp.(a)	244,860
Multi-Utilities (1.1%)
19	Consolidated Edison, Inc.	1,355
729	Dominion Resources, Inc.	57,183
32	DTE Energy Co.	3,797
259	MDU Resources Group, Inc.	6,118
869	National Grid PLC ADR	49,081
275	Sempra Energy	34,004
27	WEC Energy Group, Inc.	2,540
		154,078
Oil, Gas & Consumable Fuels (44.7%)
15,270	BP PLC ADR	319,601
2,520	Chevron Corp.	211,503
12,000	Cimarex Energy Co.	333,360
65	CNOOC, Ltd. ADR	7,355
8,161	ConocoPhillips	309,220

Shares or
Principal
Amount	Security Description	Value
Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
8,500	Diamondback Energy, Inc.	$331,160
11,250	Enbridge, Inc.	360,225
7,084	EOG Resources, Inc.	321,188
3,766	Exxon Mobil Corp.	150,414
10,000	HollyFrontier Corp.	238,700
1,191	Kinder Morgan, Inc.	16,460
19,680	Marathon Petroleum Corp.	697,852
10,233	ONEOK, Inc.	281,203
30,000	Parsley Energy, Inc., Class A	322,500
6,786	Pembina Pipeline Corp.	167,886
3,805	Phillips 66	222,478
3,000	Pioneer Natural Resources Co.	311,790
920	Royal Dutch Shell PLC ADR, Class A	27,306
7,557	TC Energy Corp.	352,610
12,170	TOTAL SA ADR	481,567
11,435	Valero Energy Corp.	601,367
		6,065,745
Semiconductors & Semiconductor Equipment (11.5%)
6,000	First Solar, Inc.(a)	459,540
16,000	Infineon Technologies AG ADR	443,680
3,125	Maxeon Solar Technologies, Ltd.(a)	64,938
2,500	NXP Semiconductors NV	314,400
25,000	SunPower Corp.(a)	279,750
		1,562,308
Water Utilities (2.2%)
237	American States Water Co.	18,031
1,142	American Water Works Co., Inc.	161,410
2,597	Essential Utilities, Inc.	110,372
24	Middlesex Water Co.	1,539
35	SJW Group	2,189
		293,541
Total Common Stocks		11,898,312

Corporate Bonds (9.4%)
Diversified Financial Services (4.1%)
$275,000	BP Capital Markets America, Inc., 3.19%, 4/6/25, Callable 3/6/25 @ 100*	303,026
250,000	Total Capital International SA, 2.75%, 6/19/21	254,994
		558,020
Oil, Gas & Consumable Fuels (5.3%)
250,000	Callon Petroleum Co., 6.13%, 10/1/24, Callable 10/13/20 @ 103*	81,641
200,000	Equinor ASA, 3.15%, 1/23/22	207,799
200,000	Shell International Finance BV, 2.00%, 11/7/24, Callable 10/7/24 @ 100*	211,617
200,000	Suncor Energy, Inc., 3.60%, 12/1/24, Callable 9/1/24 @ 100*	220,526
		721,583
Total Corporate Bonds		1,279,603

Investment in Affiliates (2.4%)
330,331	Cavanal Hill Government Securities Money Market Fund, Select Shares, 0.01%(b)	330,331
Total Investment in Affiliates		330,331

Total Investments (Cost 12,244,413)(c) - 99.5%		13,508,246
Other assets in excess of liabilities — 0.5%		53,848
Net Assets - 100%		$13,562,094

See notes to financial statements

Schedule of Portfolio Investments	World Energy Fund
August 31, 2020	Concluded

The Advisor has determined that 50.2% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2020.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt

See notes to financial statements

Notes to Financial Statements

August 31, 2020

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2020, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust. The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Institutional Shares and Select Shares. In addition, the U.S. Treasury Fund is authorized to issue an unlimited number of Service Shares and the Government Securities Money Market Fund is authorized to issue an unlimited number of Premier Shares. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

The following is a summary categorization, as of August 31, 2020, of each Fund’s investments in the fair value hierarchy:

		LEVEL 2 -	LEVEL 3 -
	LEVEL 1 -	Other Significant	Significant
Fund	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
U.S. Treasury Fund
U.S. Treasury Obligations	$—	$440,047,577	$—	$440,047,577
Repurchase Agreements	—	415,000,000	—	415,000,000
Investment Companies	277,522,342	—	—	277,522,342
Total Investments	277,522,342	855,047,577	—	1,132,569,919

Government Securities Money Market
U.S. Government Agency Securities	—	834,866,326	—	834,866,326
U.S. Treasury Obligations	—	179,982,506	—	179,982,506
Repurchase Agreements	—	515,000,000	—	515,000,000
Investment Companies	511,916,131	—	—	511,916,131
Total Investments	511,916,131	1,529,848,832	—	2,041,764,963

Notes to Financial Statements

August 31, 2020

		LEVEL 2 -	LEVEL 3 -
	LEVEL 1 -	Other Significant	Significant
Fund	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Limited Duration Fund
Asset Backed Securities	$—	$11,597,191	$—	$11,597,191
Mortgage Backed Securities[1]	—	38,476,388	—	38,476,388
Corporate Bonds[2]	—	6,694,502	—	6,694,502
Taxable Municipal Bonds[3]	—	1,298,540	—	1,298,540
U.S. Goverment Agency Securities	—	24,429,426	—	24,429,426
U.S. Treasury Obligations	—	8,951,562	—	8,951,562
Investment in Affiliates	6,439,763	—	—	6,439,763
Total Investments	6,439,763	91,447,609	—	97,887,372

Moderate Duration Fund
Asset Backed Securities	—	2,613,467	—	2,613,467
Mortgage Backed Securities[1]	—	6,333,762	—	6,333,762
Corporate Bonds[2]	—	8,624,088	—	8,624,088
Taxable Municipal Bonds[3]	—	4,500,193	—	4,500,193
U.S. Treasury Obligations	—	5,834,001	—	5,834,001
Investment in Affiliates	3,443,883	—	—	3,443,883
Total Investments	3,443,883	27,905,511	—	31,349,394

Bond Fund
Asset Backed Securities	—	5,003,625	—	5,003,625
Mortgage Backed Securities[1]	—	19,554,023	—	19,554,023
Corporate Bonds[2]	—	32,192,187	—	32,192,187
Taxable Municipal Bonds[3]	—	19,062,816	—	19,062,816
U.S. Treasury Obligations	—	19,198,170	—	19,198,170
Investment Companies	1,045,476	—	—	1,045,476
Investment in Affiliates	2,590,008	—	—	2,590,008
Total Investments	3,635,484	95,010,821	—	98,646,305

Strategic Enhanced Yield Fund
Asset Backed Securities	—	3,212,252	—	3,212,252
Mortgage Backed Securities[1]	—	5,517,308	—	5,517,308
Corporate Bonds[2]	—	953,486	—	953,486
U.S. Government Agency Securities	—	4,511,379	—	4,511,379
U.S. Treasury Obligations	—	4,808,125	—	4,808,125
Investment in Affiliates	2,048,668	—	—	2,048,668
Total Investments	2,048,668	19,002,550	—	21,051,218

Ultra Short Tax-Free Income Fund
Municipal Bonds[3]	—	38,862,664	—	38,862,664
Investment in Affiliates	1,847,685	—	—	1,847,685
Total Investments	1,847,685	38,862,664	—	40,710,349

Active Core Fund
Common Stocks[2]	25,892,296	—	—	25,892,296
Asset Backed Securities	—	1,236,306	—	1,236,306
Mortgage Backed Securities[1]	—	4,648,419	—	4,648,419
Corporate Bonds[2]	—	6,238,411	—	6,238,411
Taxable Municipal Bonds[3]	—	3,422,948	—	3,422,948
U.S. Treasury Obligations	—	3,173,780	—	3,173,780
Investment Companies	2,772,512	—	—	2,772,512
Investment in Affiliates	1,536,719	—	—	1,536,719
Total Investments	30,201,527	18,719,864	—	48,921,391

Mid Cap Core Equity Fund
Common Stocks[2]	912,292	—	—	912,292
Investment in Affiliates	37,581	—	—	37,581
Total Investments	949,873	—	—	949,873

Notes to Financial Statements

August 31, 2020

		LEVEL 2 -	LEVEL 3 -
	LEVEL 1 -	Other Significant	Significant
Fund	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Opportunistic Fund
Common Stocks[2]	$23,953,482	$—	$—	$23,953,482
Convertible Preferred Stocks	595,665	—	—	595,665
Mortgage Backed Securities[1]	—	667,000	—	667,000
Corporate Bonds[2]	—	4,492,979	—	4,492,979
Investment Companies	1,961,984	—	—	1,961,984
Investment in Affiliates	3,017,026	—	—	3,017,026
Total Investments	29,528,157	5,159,979	—	34,688,136

World Energy Fund
Common Stocks[2]	11,898,312	—	—	11,898,312
Corporate Bonds[2]	—	1,279,603	—	1,279,603
Investment in Affiliates	330,331	—	—	330,331
Total Investments	12,228,643	1,279,603	—	13,508,246

1	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.
2	Please see the Schedule of Portfolio Investments for Industry classification.
3	Please see the Schedule of Portfolio Investments for State classification.

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on Nasdaq, which will be valued at the Nasdaq Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded options and exchange-traded notes are valued at the closing price from the exchange, and are typically categorized as Level 1 in the fair value hierarchy. There were no exchange-traded options or exchange-traded notes traded during the year ending August 31, 2020.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Funds did not engage in short sales during the year ending August 31, 2020.

Notes to Financial Statements

August 31, 2020

Purchased Call Options:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Funds did not engage in purchased options activity during the year ending August 31, 2020.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, when the Funds become aware of such dividends declared. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Real Estate Investment Trusts:

Some of the Variable Net Asset Value Funds may invest in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2020 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Limited Duration Fund:
Cazenovia Creek Funding II LLC, Series 2018-1A, A, 3.56%, 7/15/30	08/22/18	$550,427	$550,482	$545,833
Sun Trust Student Loan Trust, Series 2006-1A, B, 0.52%, 10/28/37	05/26/17 and 4/11/18	840,748	916,014	804,595

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Notes to Financial Statements

August 31, 2020

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Ultra Short Tax-Free Income Fund. Distributions from net investment income are declared and paid quarterly for the Active Core Fund, Mid Cap Core Equity Fund, Opportunistic Fund, and World Energy Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Fees and Transactions with Related and Other Parties:

The Adviser, a wholly-owned subsidiary of BOKF, NA (“BOKF”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

	Annual Advisory Fee
	(as a percentage of net	Annual Expense
Fund	assets)	Limitations*
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%	0.49%
Bond Fund	0.20%
Strategic Enhanced Yield Fund	0.50%	0.76%
Ultra Short Tax-Free Income Fund	0.15%	0.35%
Active Core Fund	0.35%
Mid Cap Core Equity Fund	0.55%	0.81%
Opportunistic Fund	0.85%	1.00%
World Energy Fund	0.60%	0.90%

*	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed the percentage of average daily net assets, plus class-specific fees, through December 31, 2020.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Annual Administration Fee
(as a percentage of net
Fund	assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%
Strategic Enhanced Yield Fund	0.08%
Ultra Short Tax-Free Income Fund	0.08%
Active Core Fund	0.08%
Mid Cap Core Equity Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2020, Citi was paid $732,379 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives additional fees for its services as fund accountant and CCO which are paid by the Funds.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred.

Notes to Financial Statements

August 31, 2020

FIS Investor Services, LLC (“FIS”) serves as transfer agent to the Trust and receives a fee for its services as transfer agent.

Certain officers of the Trust are affiliated with Citi, the Adviser, the distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Cavanal Hill Distributors, Inc. (“CHD”), an affiliate of the Adviser, provides distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse CHD a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by CHD to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2020, BOKF received $3,377,496 under the agreement. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares and 0.45% of such fee paid by the Premier Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through December 31, 2020.

The Funds have entered into shareholder servicing agreements with BOKF, a broker-dealer affiliate and various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier Shares and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2020, BOKF received net shareholder servicing fees of $4,244,885. For shareholder purchases made through BOKF, BOKF has contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2020. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statements of Operations.

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Government Securities Money Market Fund, Select Shares) for the year ending August 31, 2020 is noted below:

				Net	Net Change
				Realized	in Unrealized
	Fair Value			Gains/	Appreciation/	Fair Value	Shares as of	Dividend
Fund	8/31/19	Purchases	Sales	(Losses)	(Depreciation)	8/31/20	8/31/20	Income
Limited Duration Fund	$5,044,235	$115,339,166	$(113,943,638)	$—	$—	$6,439,763	6,439,763	$62,755
Moderate Duration Fund	1,055,296	21,622,337	(19,233,750)	—	—	3,443,883	3,443,883	9,039
Bond Fund	1,405,699	73,419,191	(72,234,882)	—	—	2,590,008	2,590,008	25,350
Strategic Enhanced Yield Fund	766,036	20,517,485	(19,234,853)	—	—	2,048,668	2,048,668	8,277
Ultra Short Tax-Free Income Fund	123,186	34,954,410	(33,229,911)	—	—	1,847,685	1,847,685	5,022
Active Core Fund	2,249,789	16,113,380	(17,149,369)	—	—	1,213,800	1,213,800	13,986
Mid Cap Core Equity Fund	51,148	341,518	(355,085)	—	—	37,581	37,581	372
Opportunistic Fund	5,329,540	32,508,499	(34,868,039)	—	—	2,970,000	2,970,000	33,181
World Energy Fund	531,505	9,797,733	(9,998,907)	—	—	330,331	330,331	4,118
	$16,556,434	$324,613,719	$(320,248,434)	$—	$—	$20,921,719	20,921,719	$162,100

A summary of the Opportunistic Fund’s investment in an affiliated money market fund for the year ending August 31, 2020 is noted below:

				Net	Net Change
				Realized	in Unrealized
	Fair Value			Gains/	Appreciation/	Fair Value	Shares as of	Dividend
Fund	8/31/19	Purchases	Sales	(Losses)	(Depreciation)	8/31/20	8/31/20	Income
U.S. Treasury Fund, Institutional Shares	$5,329,000	$—	$(5,329,000)	$—	$—	$—	—	$5,187
U.S. Treasury Fund, Select Shares	—	14,036,599	(13,989,573)	—	—	47,026	47,026	5,257
	$5,329,000	$14,036,599	$(19,318,573)	$—	$—	$47,026	47,026	$10,444

A summary of the Active Core Fund’s investment in an affiliated fund for the year ending August 31, 2020 is noted below:

				Net	Net Change
				Realized	in Unrealized
	Fair Value			Gains/	Appreciation/	Fair Value	Shares as of	Dividend
Fund	8/31/19	Purchases	Sales	(Losses)	(Depreciation)	8/31/20	8/31/20	Income
World Energy Fund, Institutional Shares	493,296	$—	$(151,201)	$(47,530)	$28,354	$322,919	52,409	$10,504
	$493,296	$—	$(151,201)	$(47,530)	$28,354	$322,919	52,409	$10,504

Notes to Financial Statements

August 31, 2020

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2020 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$21,982,852	$43,248,172
Moderate Duration Fund	13,710,242	8,836,249
Bond Fund	38,430,969	24,627,260
Strategic Enhanced Yield Fund	5,623,798	2,313,449
Ultra Short Tax-Free Income Fund	44,150,832	25,689,000
Active Core Fund	24,734,879	21,493,013
Mid Cap Core Equity Fund	903,361	1,286,216
Opportunistic Fund	72,776,213	69,826,967
World Energy Fund	30,018,233	35,617,427

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2020 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$71,947,980	$69,176,267
Moderate Duration Fund	10,068,789	13,174,686
Bond Fund	22,472,635	37,428,728
Strategic Enhanced Yield Fund	16,707,085	9,127,425
Active Core Fund	4,362,839	8,414,653
Opportunistic Fund	—	2,165,006

5.	Credit Risk and Other Risk Considerations:

The Ultra Short Tax-Free Income Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Active Core Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

Mid Cap Core Equity Fund invests primarily in a diversified portfolio of common stocks of Mid Cap U.S. companies which may be subject to higher price volatility and lower trade volumes; as such, the fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by world events relating to political developments, energy conservation, commodity prices, and tax and government regulations. The Fund is also subject to foreign investment risk which is associated with higher transaction costs, delayed settlements, currency controls or adverse economic and political developments. Foreign securities may be affected by incomplete or inaccurate financial information on companies. There is a risk of loss attributable to social upheavals, unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. These risks are more significant in emerging markets.

The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. COVID-19 and the response to it has had, and likely will continue to have, a significant economic impact, as financial markets across the globe are experiencing severe distress. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The full impact of the coronavirus outbreak is difficult to predict. Long-term negative impacts to the worldwide economy, individual countries, the financial markets, market sectors and market participants could be significant. The underlying assumptions and expectations of the Funds could become outdated or inaccurate unexpectedly. These conditions could adversely affect Fund investment valuation, liquidity and performance in unforeseen and significant ways.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Notes to Financial Statements

August 31, 2020

At August 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation) were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
Fund	Securities	Appreciation	Depreciation	(Depreciation)
Limited Duration Fund	$97,429,961	$2,251,576	$(1,794,165)	$457,411
Moderate Duration Fund	30,470,093	998,357	(119,056)	879,301
Bond Fund	93,467,542	5,868,126	(689,363)	5,178,763
Strategic Enhanced Yield Fund	20,820,712	265,080	(34,574)	230,506
Ultra Short Tax-Free Income Fund	40,687,649	22,744	(44)	22,700
Active Core Fund	37,789,812	12,067,022	(935,443)	11,131,579
Mid Cap Core Equity Fund	846,167	163,898	(60,192)	103,706
Opportunistic Fund	32,836,589	2,897,150	(1,045,603)	1,851,547
World Energy Fund	13,818,644	2,144,803	(2,455,201)	(310,398)

The tax characteristics of distributions paid to shareholders during the latest tax fiscal years ended August 31, 2020 and 2019 were as follows:

	Distributions Paid From:
	Net				Total
	Investment	Net Long-	Total Taxable	Tax-Exempt	Distributions
2020	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$8,983,294	$781	$8,984,075	$—	$8,984,075
Government Securities Money Market Fund	17,477,016	89	17,477,105	—	17,477,105
Limited Duration Fund	2,569,656	—	2,569,656	—	2,569,656
Moderate Duration Fund	601,754	—	601,754	—	601,754
Bond Fund	2,262,323	—	2,262,323	—	2,262,323
Strategic Enhanced Yield Fund	393,891	12,483	406,374	—	406,374
Ultra Short Tax-Free Income Fund	8,431	—	8,431	233,197	241,628
Active Core Fund	756,474	1,925,788	2,682,262	—	2,682,262
Mid Cap Core Equity Fund	6,964	50,167	57,131	—	57,131
Opportunistic Fund	384,667	—	384,667	—	384,667
World Energy Fund	370,540	—	370,540	—	370,540

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
	Net				Total
	Investment	Net Long-	Total Taxable	Tax-Exempt	Distributions
2019	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$20,975,068	$—	$20,975,068	$—	$20,975,068
Government Securities Money Market Fund	33,698,534	—	33,698,534	—	33,698,534
Limited Duration Fund	2,662,026	—	2,662,026	—	2,662,026
Moderate Duration Fund	687,948	—	687,948	—	687,948
Bond Fund	2,628,976	—	2,628,976	—	2,628,976
Strategic Enhanced Yield Fund	133,968	—	133,968	—	133,968
Ultra Short Tax-Free Income Fund	18,068	—	18,068	157,976	176,044
Active Core Fund	817,820	2,669,352	3,487,172	—	3,487,172
Mid Cap Core Equity Fund	9,453	52,843	62,296	—	62,296
Opportunistic Fund	1,740,711	1,929,164	3,669,875	—	3,669,875
World Energy Fund	586,403	—	586,403	—	586,403

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Notes to Financial Statements

August 31, 2020

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed						Total
	Ordinary	Undistributed			Accumulated	Unrealized	Accumulated
	Income/Tax	Long-Term	Accumulated	Distributions	Capital and Other	Appreciation	Earnings/
Fund	Exempt Income	Capital Gains	Earnings	Payable	Losses*	(Depreciation)**	(Deficit)
U.S. Treasury Fund	$12,723	$—	$12,723	$(10,798)	$—	$—	$1,925
Government Securities Money Market Fund	38,897	—	38,897	(35,450)	—	—	3,447
Limited Duration Fund	191,526	—	191,526	(139,049)	(4,605,725)	457,411	(4,095,837)
Moderate Duration Fund	81,033	—	81,033	(37,620)	(5,510,076)	879,301	(4,587,362)
Bond Fund	190,189	—	190,189	(158,692)	(2,978,928)	5,178,763	2,231,332
Strategic Enhanced Yield Fund	468,910	7,094	476,004	(24,650)	—	230,506	681,860
Ultra Short Tax-Free Income Fund	8,958	—	8,958	(5,984)	(114)	22,700	25,560
Active Core Fund	126,842	1,763,538	1,890,380	—	—	11,131,579	13,021,959
Mid Cap Core Equity Fund	23,626	69,440	93,066	—	—	103,706	196,772
Opportunistic Fund	34,462	—	34,462	—	(2,168,719)	1,851,547	(282,710)
World Energy Fund	37,382	—	37,382	—	(23,117,935)	(310,398)	(23,390,951)

*	See below for post-October losses and capital loss carryforwards.
**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

At August 31, 2020, the following Funds had capital loss carryforwards as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset.

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
Limited Duration Fund	$–	$4,605,725	$4,605,725
Moderate Duration Fund	1,002,566	4,507,510	5,510,076
Bond Fund	1,262,808	1,716,120	2,978,928
Ultra Short Tax-Free Income Fund	114	–	114
Opportunistic Fund	2,168,719	–	2,168,719
World Energy Fund	22,322,693	795,242	23,117,935

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

During the year ended August 31, 2020, the following Funds had utilized capital loss carryforwards to offset capital gains:

Fund	Amount
U.S. Treasury Fund	$284
Government Securities Money Market Fund	6
Limited Duration Fund	1,792,393
Bond Fund	1,463,234
Moderate Duration Fund	10,586
Opportunistic Fund	1,540,148

7.	Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for purchased non-contingently callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of September 1, 2019. The adoption did not have a significant impact on the amortized cost of investments and had no impact on the Funds’ net assets or overall results from operations.

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) —Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides the Funds with optional guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications, such as those within the scope of Topic 310 on receivables, to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. The Funds will consider this optional guidance prospectively, if applicable.

Notes to Financial Statements

August 31, 2020

8.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Based on this evaluation, no additional disclosures and/or adjustments were required as of August 31, 2020, except as noted below:

On October 1, 2020, the Board approved the commencement of a new Fund within the Trust; the Hedged Income Fund is expected to commence on or about December 28, 2020. On October 13, 2020, the Board approved a name change for Mid Cap Core Equity Fund; the Fund will be renamed Mid Cap Diverse Leadership Fund on or about December 28, 2020.

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Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
	Net Asset	Net		Dividends	from Net
	Value,	Investment	Total from	from Net	Realized	Total
	Beginning of	Income	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Activities	Income	Investments	Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2020	$1.000	$0.010	$0.010	$(0.010)	$—	$(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Service Shares
Year Ended August 31, 2020	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.011	0.011	(0.011)	—	(0.011)
Year Ended August 31, 2017	1.000	0.003	0.003	(0.003)	—	(0.003)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Institutional Shares
Year Ended August 31, 2020	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Select Shares
Year Ended August 31, 2020	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
December 26, 2017(e) through August 31, 2018	1.000	0.010	0.010	(0.010)	—	(0.010)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. The effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.16%, 0.03%, and 0.01% for Administrative Shares, Service Shares, and Institutional Shares, respectively.
(e)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
			Ratio of Net		Ratio of Net
Net Asset			Expenses to		Investment Income	Ratio of Gross
Value, End of	Total	Net Assets End	Average Net		(Loss) to Average	Expenses to Average
Period	Return(a)	of Period (000s)	Assets		Net Assets	Net Assets(c)

$1.000	0.55%	$988,206	0.51	%(d)	0.57%	0.67%
1.000	1.63%	864,882	0.69%		1.62%	0.69%
1.000	0.79%	957,502	0.67%		0.77%	0.67%
1.000	0.08%	1,057,228	0.53%		0.08%	0.73%
1.000	0.01%	1,310,795	0.22%		0.01%	0.79%

1.000	0.71%	24,566	0.34	%(d)	0.78%	0.67%
1.000	1.93%	79,927	0.39%		1.93%	0.69%
1.000	1.09%	33,720	0.37%		1.11%	0.67%
1.000	0.25%	30,662	0.37%		0.22%	0.73%
1.000	0.01%	44,780	0.23%		—%	0.79%

1.000	0.81%	82,420	0.24	%(d)	0.82%	0.42%
1.000	2.05%	94,055	0.27%		2.04%	0.44%
1.000	1.21%	97,238	0.25%		1.13%	0.42%
1.000	0.35%	209,469	0.27%		0.35%	0.48%
1.000	0.03%	219,856	0.21%		0.02%	0.54%

1.000	0.88%	37,975	0.17%		0.94%	0.42%
1.000	2.14%	58,826	0.19%		2.13%	0.44%
1.000	0.99%	51,839	0.17%		1.46%	0.42%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
	Net Asset	Net		Dividends	from Net
	Value,	Investment	Total from	from Net	Realized	Total
	Beginning of	Income	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Activities	Income	Investments	Distributions
Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2020	$1.000	$0.010	$0.010	$(0.010)	—	$(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.009	0.009	(0.009)	—	(0.009)
Year Ended August 31, 2017	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Institutional Shares
Year Ended August 31, 2020	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—
Select Shares
Year Ended August 31, 2020	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.013	0.013	(0.013)	—	(0.013)
September 15, 2016(e) through August 31, 2017	1.000	0.005	0.005	(0.005)	—	(0.005)
Premier Shares
Year Ended August 31, 2020	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2019	1.000	0.020	0.020	(0.020)	—	(0.020)
Year Ended August 31, 2018	1.000	0.012	0.012	(0.012)	—	(0.012)
Year Ended August 31, 2017	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2016	1.000	—	—	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. The effect of such voluntary waivers was a reduction in the ratio of net expenses to average net assets equivalent to 0.11% and 0.01% for Administrative Shares and Institutional Shares, respectively. The reduction in the ratio of net expenses to average net assets for Select Shares and Premier Shares was less than 0.005%.
(e)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
			Ratio of Net		Ratio of Net
Net Asset			Expenses to		Investment Income	Ratio of Gross
Value, End of	Total	Net Assets End	Average Net		(Loss) to Average	Expenses to Average
Period	Return(a)	of Period (000s)	Assets		Net Assets	Net Assets(c)

$1.000	0.62%	$608,177	0.44	%(d)	0.58%	0.68%
1.000	1.77%	489,932	0.56%		1.77%	0.69%
1.000	0.91%	538,798	0.57%		0.88%	0.70%
1.000	0.14%	686,821	0.49%		0.13%	0.72%
1.000	0.01%	945,475	0.27%		0.01%	0.80%

1.000	0.82%	165,610	0.25	%(d)	0.76%	0.43%
1.000	2.06%	94,595	0.27%		2.05%	0.44%
1.000	1.20%	102,020	0.28%		1.13%	0.45%
1.000	0.38%	181,637	0.27%		0.32%	0.47%
1.000	0.05%	756,948	0.24%		0.04%	0.55%

1.000	0.89%	947,249	0.18	%(d)	0.84%	0.43%
1.000	2.14%	988,003	0.19%		2.13%	0.44%
1.000	1.28%	800,991	0.20%		1.30%	0.45%
1.000	0.45%	640,260	0.19%		0.48%	0.47%

1.000	0.84%	321,321	0.23	%(d)	0.75%	0.93%
1.000	2.09%	233,659	0.24%		2.08%	0.94%
1.000	1.23%	105,598	0.25%		1.26%	0.95%
1.000	0.41%	72,292	0.24%		0.43%	0.97%
1.000	0.07%	15,874	0.22%		0.06%	1.05%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
			Net Realized
			and			Distributions
	Net Asset	Net	Unrealized		Dividends	from Net
	Value,	Investment	Gains	Total from	from Net	Realized	Total
	Beginning of	Income	(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Investments	Activities	Income	Investments	Distributions
Limited Duration Fund
Investor Shares
Year Ended August 31, 2020	$9.62	$0.17	$0.17	$0.34	$(0.17)	$—	$(0.17)
Year Ended August 31, 2019	9.41	0.21	0.21	0.42	(0.21)	—	(0.21)
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01	(0.21)	—	(0.21)
Year Ended August 31, 2017	9.60	0.08	0.05	0.13	(0.12)	—	(0.12)
Year Ended August 31, 2016	9.60	0.08	0.03	0.11	(0.11)	—	(0.11)
Institutional Shares
Year Ended August 31, 2020	9.62	0.19	0.18	0.37	(0.20)	—	(0.20)
Year Ended August 31, 2019	9.40	0.23	0.23	0.46	(0.24)	—	(0.24)
Year Ended August 31, 2018	9.60	0.19	(0.16)	0.03	(0.23)	—	(0.23)
Year Ended August 31, 2017	9.59	0.11	0.05	0.16	(0.15)	—	(0.15)
Year Ended August 31, 2016	9.59	0.11	0.03	0.14	(0.14)	—	(0.14)
A Shares
Year Ended August 31, 2020	9.62	0.17	0.18	0.35	(0.17)	—	(0.17)
Year Ended August 31, 2019	9.41	0.21	0.21	0.42	(0.21)	—	(0.21)
Year Ended August 31, 2018	9.61	0.16	(0.15)	0.01	(0.21)	—	(0.21)
Year Ended August 31, 2017	9.60	0.09	0.05	0.14	(0.13)	—	(0.13)
Year Ended August 31, 2016	9.60	0.08	0.04	0.12	(0.12)	—	(0.12)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
				Ratio of Net
				Investment	Ratio of
			Ratio of Net	Income	Gross
Net Asset	Total Return	Net Assets	Expenses to	(Loss) to	Expenses to
Value, End	(Excludes Sales	End of Period	Average Net	Average Net	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Assets	Assets(c)	Turnover(d)

$9.79	3.62%	$3,941	0.69%	1.76%	0.94%	89%
9.62	4.56%	4,126	0.74%	2.19%	0.98%	34%
9.41	0.07%	8,642	0.80%	1.63%	0.99%	70%
9.61	1.37%	15,691	0.74%	0.89%	1.08%	69%
9.60	1.19%	36,878	0.69%	0.87%	1.29%	80%

9.79	3.87%	92,362	0.44%	1.98%	0.69%	89%
9.62	4.94%	114,269	0.48%	2.45%	0.73%	34%
9.40	0.37%	87,618	0.49%	1.99%	0.74%	70%
9.60	1.68%	82,109	0.43%	1.22%	0.83%	69%
9.59	1.48%	89,098	0.39%	1.16%	1.04%	80%

9.80	3.73%	952	0.68%	1.72%	0.79%	89%
9.62	4.57%	585	0.72%	2.20%	0.83%	34%
9.41	0.13%	588	0.74%	1.65%	0.84%	70%
9.61	1.43%	1,238	0.68%	0.97%	0.93%	69%
9.60	1.23%	1,635	0.64%	0.96%	1.14%	80%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
			Net Realized
			and			Distributions
	Net Asset	Net	Unrealized		Dividends	from Net
	Value,	Investment	Gains	Total from	from Net	Realized	Total
	Beginning of	Income	(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Investments	Activities	Income	Investments	Distributions
Moderate Duration Fund
Investor Shares
Year Ended August 31, 2020	$10.64	$0.19	$0.17	$0.36	$(0.19)	$—	$(0.19)
Year Ended August 31, 2019	10.31	0.24	0.32	0.56	(0.23)	—	(0.23)
Year Ended August 31, 2018	10.48	0.16	(0.17)	(0.01)	(0.16)	—	(0.16)
Year Ended August 31, 2017	10.60	0.09	(0.02)	0.07	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.53	0.14	0.08	0.22	(0.15)	—	(0.15)
Institutional Shares
Year Ended August 31, 2020	10.65	0.22	0.16	0.38	(0.21)	—	(0.21)
Year Ended August 31, 2019	10.31	0.26	0.34	0.60	(0.26)	—	(0.26)
Year Ended August 31, 2018	10.48	0.19	(0.17)	0.02	(0.19)	—	(0.19)
Year Ended August 31, 2017	10.60	0.12	(0.02)	0.10	(0.22)	—	(0.22)
Year Ended August 31, 2016	10.53	0.17	0.08	0.25	(0.18)	—	(0.18)
A Shares
Year Ended August 31, 2020	10.65	0.19	0.17	0.36	(0.19)	—	(0.19)
Year Ended August 31, 2019	10.31	0.24	0.33	0.57	(0.23)	—	(0.23)
Year Ended August 31, 2018	10.48	0.16	(0.16)	—	(0.17)	—	(0.17)
Year Ended August 31, 2017	10.58	0.10	(0.01)	0.09	(0.19)	—	(0.19)
Year Ended August 31, 2016	10.52	0.15	0.06	0.21	(0.15)	—	(0.15)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
					Ratio of Net	Ratio of
	Total Return		Ratio of Net		Investment	Gross
Net Asset	(Excludes	Net Assets	Expenses to		Income (Loss)	Expenses to
Value, End	Sales	End of Period	Average Net		to Average Net	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets		Assets	Assets(c)	Turnover(d)

$10.81	3.40%	$3,835	0.74%		1.79%	1.29%	83%
10.64	5.54%	4,271	0.83	%(e)	2.26%	1.26%	25%
10.31	(0.07)%	5,102	1.14%		1.49%	1.35%	28%
10.48	0.69%	10,375	0.89%		0.93%	1.24%	87%
10.60	2.09%	14,176	0.79%		1.24%	1.34%	129%

10.82	3.66%	26,765	0.49%		2.02%	1.04%	83%
10.65	5.90%	23,463	0.58	%(e)	2.51%	1.01%	25%
10.31	0.22%	24,883	0.85%		1.78%	1.10%	28%
10.48	0.99%	34,078	0.60%		1.22%	0.99%	87%
10.60	2.39%	52,057	0.49%		1.52%	1.09%	129%

10.82	3.40%	314	0.74%		1.79%	1.14%	83%
10.65	5.63%	381	0.85	%(e)	2.24%	1.11%	25%
10.31	(0.03)%	634	1.10%		1.53%	1.20%	28%
10.48	0.92%	983	0.85%		0.93%	1.09%	87%
10.58	2.03%	2,123	0.74%		1.30%	1.19%	129%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
			Net Realized
			and			Distributions
	Net Asset	Net	Unrealized		Dividends	from Net
	Value,	Investment	Gains	Total from	from Net	Realized	Total
	Beginning of	Income	(Losses) on	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	Investments	Activities	Income	Investments	Distributions
Bond Fund
Investor Shares
Year Ended August 31, 2020	$9.82	$0.19	$0.30	$0.49	$(0.19)	$—	$(0.19)
Year Ended August 31, 2019	9.22	0.21	0.60	0.81	(0.21)	—	(0.21)
Year Ended August 31, 2018	9.55	0.18	(0.31)	(0.13)	(0.20)	—	(0.20)
Year Ended August 31, 2017	9.77	0.09	(0.15)	(0.06)	(0.14)	(0.02)	(0.16)
Year Ended August 31, 2016	9.56	0.15	0.24	0.39	(0.18)	—	(0.18)
Institutional Shares
Year Ended August 31, 2020	9.80	0.21	0.31	0.52	(0.22)	—	(0.22)
Year Ended August 31, 2019	9.20	0.23	0.61	0.84	(0.24)	—	(0.24)
Year Ended August 31, 2018	9.52	0.20	(0.29)	(0.09)	(0.23)	—	(0.23)
Year Ended August 31, 2017	9.75	0.12	(0.16)	(0.04)	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2016	9.54	0.18	0.23	0.41	(0.20)	—	(0.20)
A Shares
Year Ended August 31, 2020	9.82	0.19	0.30	0.49	(0.19)	—	(0.19)
Year Ended August 31, 2019	9.21	0.21	0.62	0.83	(0.22)	—	(0.22)
Year Ended August 31, 2018	9.54	0.18	(0.31)	(0.13)	(0.20)	—	(0.20)
Year Ended August 31, 2017	9.75	0.09	(0.13)	(0.04)	(0.15)	(0.02)	(0.17)
Year Ended August 31, 2016	9.55	0.15	0.23	0.38	(0.18)	—	(0.18)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
				Ratio of Net	Ratio of
	Total Return		Ratio of Net	Investment	Gross
Net Asset	(Excludes	Net Assets	Expenses to	Income (Loss)	Expenses to
Value, End	Sales	End of Period	Average Net	to Average Net	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Assets	Assets(c)	Turnover(d)

$10.12	5.07%	$2,383	0.73%	1.86%	0.98%	65%
9.82	8.96%	1,862	0.77%	2.24%	0.99%	33%
9.22	(1.33)%	5,641	0.76%	1.91%	0.99%	29%
9.55	(0.57)%	7,305	0.71%	1.01%	1.06%	79%
9.77	4.11%	11,279	0.68%	1.52%	1.26%	107%

10.10	5.34%	94,112	0.48%	2.14%	0.73%	65%
9.80	9.28%	101,925	0.49%	2.51%	0.74%	33%
9.20	(0.97)%	96,022	0.49%	2.17%	0.74%	29%
9.52	(0.41)%	119,604	0.44%	1.28%	0.81%	79%
9.75	4.39%	155,660	0.41%	1.79%	1.01%	107%

10.12	5.07%	60	0.73%	1.91%	0.83%	65%
9.82	9.11%	136	0.74%	2.27%	0.84%	33%
9.21	(1.32)%	126	0.74%	1.92%	0.84%	29%
9.54	(0.45)%	176	0.69%	1.03%	0.91%	79%
9.75	4.02%	277	0.66%	1.62%	1.11%	107%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:				Less Dividends From:
							Distributions
	Net Asset	Net		Net Realized		Dividends	from Net
	Value,	Investment		and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Income		Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	(Loss)		on Investments	Activities	Income	Investments	Distributions
Strategic Enhanced Yield Fund
Investor Shares
Year Ended August 31, 2020	$10.70	$0.19	(f)	$0.28	$0.47	$(0.20)	$(0.15)	$(0.35)
Year Ended August 31, 2019	10.10	0.29	(f)	0.60	0.89	(0.29)	—	(0.29)
December 26, 2017(e) through August 31, 2018	10.00	0.21	(f)	(0.01)	0.20	(0.10)	—	(0.10)
Institutional Shares
Year Ended August 31, 2020	10.56	0.21	(f)	0.27	0.48	(0.22)	(0.15)	(0.37)
Year Ended August 31, 2019	9.97	0.31	(f)	0.59	0.90	(0.31)	—	(0.31)
December 26, 2017(e) through August 31, 2018	10.00	0.21	(f)	(0.02)	0.19	(0.22)	—	(0.22)
A Shares
Year Ended August 31, 2020	10.56	0.20	(f)	0.25	0.45	(0.19)	(0.15)	(0.34)
Year Ended August 31, 2019	9.96	0.28	(f)	0.60	0.88	(0.28)	—	(0.28)
December 26, 2017(e) through August 31, 2018	10.00	0.19	(f)	(0.03)	0.16	(0.20)	—	(0.20)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Commencement of operations.
(f)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
		Net		Ratio of Net
	Total Return	Assets	Ratio of Net	Investment	Ratio of Gross
Net Asset	(Excludes	End of	Expenses to	Income (Loss)	Expenses to
Value, End	Sales	Period	Average Net	to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Net Assets	Assets(c)	Turnover(d)

$10.82	4.47%	$2,178	1.01%	1.82%	2.05%	96%
10.70	8.96%	1,546	1.01%	2.79%	3.16%	59%

10.10	2.05%	4	1.01%	3.01%	13.65%	20%

10.67	4.66%	17,335	0.76%	2.00%	1.77%	96%
10.56	9.21%	6,370	0.76%	3.02%	3.23%	59%

9.97	1.87%	984	0.76%	3.11%	13.40%	20%

10.67	4.41%	393	1.01%	1.94%	1.97%	96%
10.56	9.05%	468	1.01%	2.82%	4.02%	59%

9.96	1.60%	390	1.01%	2.87%	13.50%	20%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
						Distributions
	Net Asset	Net	Net Realized		Dividends	from Net
	Value,	Investment	and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	on Investments	Activities	Income	Investments	Distributions
Ultra Short Tax-Free Income Fund
Investor Shares
Year Ended August 31, 2020	$10.00	$0.06	$—	$0.06	$(0.06)	$—	$(0.06)
Year Ended August 31, 2019	9.98	0.11	0.02	0.13	(0.11)	—	(0.11)
December 26, 2017(f) through August 31, 2018	10.00	0.03	(0.02)	0.01	(0.03)	—	(0.03)
Institutional Shares
Year Ended August 31, 2020	10.01	0.09	—	0.09	(0.09)	—	(0.09)
Year Ended August 31, 2019	10.00	0.14	0.01	0.15	(0.14)	—	(0.14)
December 26, 2017(f) through August 31, 2018	10.00	0.07	—	0.07	(0.07)	—	(0.07)
A Shares
Year Ended August 31, 2020	10.01	0.06	—	0.06	(0.06)	—	(0.06)
Year Ended August 31, 2019	10.01	0.03	0.01	0.04	(0.04)	—	(0.04)
December 26, 2017(f) through August 31, 2018	10.00	—	0.01	0.01	—	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the expense limitation agreement in effect as of December 26, 2018 and the higher limit in effect prior to that date.
(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
		Net			Ratio of Net
	Total Return	Assets	Ratio of Net		Investment	Ratio of Gross
Net Asset	(Excludes	End of	Expenses to		Income (Loss)	Expenses to
Value, End	Sales	Period	Average Net		to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets		Net Assets	Assets(c)	Turnover(d)

$10.00	0.64%	$539	0.60%		0.53%	1.16%	129%
10.00	1.35%	175	0.66	%(e)	1.12%	1.59%	135%

9.98	0.14%	71	0.81%		0.71%	2.36%	155%

10.01	0.89%	38,955	0.35%		0.81%	0.92%	129%
10.01	1.50%	20,529	0.41	%(e)	1.38%	1.34%	135%

10.00	0.65%	11,595	0.56%		0.96%	2.11%	155%

10.01	0.64%	17	0.60%		0.65%	1.04%	129%
10.01	0.36%	21	0.66	%(e)	1.07%	1.44%	135%

10.01	0.10%	—	0.81%		0.71%	2.21%	155%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:			Less Dividends From:
						Distributions
	Net Asset	Net	Net Realized		Dividends	from Net
	Value,	Investment	and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	(Loss)	on Investments	Activities	Income	Investments	Distributions
Active Core Fund
Investor Shares
Year Ended August 31, 2020	$13.49	$0.17	$1.30	$1.47	$(0.19)	$(0.56)	$(0.75)
Year Ended August 31, 2019	14.04	0.19	0.21	0.40	(0.19)	(0.76)	(0.95)
Year Ended August 31, 2018	13.72	0.18	0.95	1.13	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2017	13.35	0.17	0.76	0.93	(0.17)	(0.39)	(0.56)
Year Ended August 31, 2016	13.38	0.23	0.58	0.81	(0.22)	(0.62)	(0.84)
Institutional Shares
Year Ended August 31, 2020	13.54	0.20	1.30	1.50	(0.22)	(0.56)	(0.78)
Year Ended August 31, 2019	14.08	0.23	0.22	0.45	(0.23)	(0.76)	(0.99)
Year Ended August 31, 2018	13.76	0.22	0.94	1.16	(0.22)	(0.62)	(0.84)
Year Ended August 31, 2017	13.39	0.20	0.77	0.97	(0.21)	(0.39)	(0.60)
Year Ended August 31, 2016	13.39	0.23	0.61	0.84	(0.22)	(0.62)	(0.84)
A Shares
Year Ended August 31, 2020	13.45	0.16	1.30	1.46	(0.18)	(0.56)	(0.74)
Year Ended August 31, 2019	13.98	0.16	0.23	0.39	(0.16)	(0.76)	(0.92)
Year Ended August 31, 2018	13.67	0.18	0.94	1.12	(0.19)	(0.62)	(0.81)
Year Ended August 31, 2017	13.31	0.17	0.76	0.93	(0.18)	(0.39)	(0.57)
Year Ended August 31, 2016	13.32	0.20	0.60	0.80	(0.19)	(0.62)	(0.81)
C Shares
Year Ended August 31, 2020	13.43	0.08	1.28	1.36	(0.10)	(0.56)	(0.66)
Year Ended August 31, 2019	13.98	0.09	0.21	0.30	(0.09)	(0.76)	(0.85)
Year Ended August 31, 2018	13.65	0.07	0.96	1.03	(0.08)	(0.62)	(0.70)
Year Ended August 31, 2017	13.31	0.08	0.74	0.82	(0.09)	(0.39)	(0.48)
Year Ended August 31, 2016	13.31	0.10	0.61	0.71	(0.09)	(0.62)	(0.71)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year, except for Portfolio Turnover.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
		Net		Ratio of Net
	Total Return	Assets	Ratio of Net	Investment	Ratio of Gross
Net Asset	(Excludes	End of	Expenses to	Income (Loss)	Expenses to
Value, End	Sales	Period	Average Net	to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Net Assets	Assets(c)	Turnover(d)

$14.21	11.29%	$5,006	1.10%	1.26%	1.35%	65%
13.49	3.67%	4,632	1.10%	1.44%	1.36%	41%
14.04	8.46%	5,340	1.07%	1.32%	1.32%	37%
13.72	7.24%	5,275	0.98%	1.28%	1.37%	55%
13.35	6.36%	7,921	0.88%	1.52%	1.52%	69%

14.26	11.54%	43,347	0.85%	1.51%	1.10%	65%
13.54	4.00%	42,574	0.85%	1.69%	1.11%	41%
14.08	8.70%	46,738	0.81%	1.57%	1.07%	37%
13.76	7.50%	46,101	0.73%	1.52%	1.12%	55%
13.39	6.62%	53,077	0.62%	1.79%	1.27%	69%

14.17	11.26%	627	1.12%	1.24%	1.20%	65%
13.45	3.59%	767	1.17%	1.38%	1.21%	41%
13.98	8.41%	1,496	1.17%	1.22%	1.17%	37%
13.67	7.20%	1,518	0.98%	1.28%	1.22%	55%
13.31	6.33%	1,391	0.87%	1.57%	1.37%	69%

14.13	10.42%	67	1.85%	0.48%	2.10%	65%
13.43	2.87%	54	1.85%	0.69%	2.11%	41%
13.98	7.70%	73	1.84%	0.54%	2.07%	37%
13.65	6.32%	75	1.73%	0.57%	2.12%	55%
13.31	5.61%	67	1.62%	0.78%	2.27%	69%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:				Less Dividends From:
							Distributions
	Net Asset	Net		Net Realized		Dividends	from Net
	Value,	Investment		and Unrealized	Total from	from Net	Realized	Total
	Beginning of	Income		Gains (Losses)	Investment	Investment	Gains from	Dividends and
	Period	(Loss)		on Investments	Activities	Income	Investments	Distributions
Mid Cap Core Equity Fund
Investor Shares
Year Ended August 31, 2020	$11.24	$0.06	(e)	$0.58	$0.64	$(0.05)	$(0.43)	$(0.48)
Year Ended August 31, 2019	11.90	0.03	(e)	(0.29)	(0.26)	(0.03)	(0.37)	(0.40)
Year Ended August 31, 2018	10.33	0.05	(e)	1.57	1.62	(0.05)	—	(0.05)
December 30, 2016(f) through August 31, 2017	10.00	0.07		0.32	0.39	(0.06)	—	(0.06)
Institutional Shares
Year Ended August 31, 2020	11.25	0.08	(e)	0.60	0.68	(0.09)	(0.43)	(0.52)
Year Ended August 31, 2019	11.92	0.06	(e)	(0.29)	(0.23)	(0.07)	(0.37)	(0.44)
Year Ended August 31, 2018	10.36	0.08	(e)	1.57	1.65	(0.09)	—	(0.09)
December 30, 2016(f) through August 31, 2017	10.00	0.04		0.34	0.38	(0.02)	—	(0.02)
A Shares
Year Ended August 31, 2020	11.31	0.06	(e)	0.58	0.64	(0.06)	(0.43)	(0.49)
Year Ended August 31, 2019	11.97	0.03	(e)	(0.28)	(0.25)	(0.04)	(0.37)	(0.41)
Year Ended August 31, 2018	10.39	0.05	(e)	1.58	1.63	(0.05)	—	(0.05)
December 30, 2016(f) through August 31, 2017	10.00	0.02		0.37	0.39	—	—	—
C Shares
Year Ended August 31, 2020	11.06	(0.03	)(e)	0.60	0.57	—	(0.43)	(0.43)
Year Ended August 31, 2019	11.68	—	(e)	(0.25)	(0.25)	—	(0.37)	(0.37)
Year Ended August 31, 2018	10.28	—	(e)	1.40	1.40	—	—	—
December 30, 2016(f) through August 31, 2017	10.00	0.02		0.26	0.28	—	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	Calculated using average shares.

(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
		Net		Ratio of Net
	Total Return	Assets	Ratio of Net	Investment	Ratio of Gross
Net Asset	(Excludes	End of	Expenses to	Income (Loss)	Expenses to
Value, End	Sales	Period	Average Net	to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets	Net Assets	Assets(c)	Turnover(d)

$11.40	5.73%	$124	1.06%	0.51%	13.27%	90%
11.24	(1.59)%	114	1.06%	0.27%	8.26%	106%
11.90	15.67%	624	1.06%	0.45%	5.32%	74%

10.33	3.84%	185	1.06%	0.72%	16.40%	45%

11.41	6.05%	680	0.81%	0.76%	13.02%	90%
11.25	(1.32)%	809	0.81%	0.53%	9.22%	106%
11.92	15.97%	1,355	0.81%	0.73%	7.35%	74%

10.36	3.84%	1,610	0.81%	0.81%	9.65%	45%

11.46	5.62%	123	1.06%	0.51%	13.12%	90%
11.31	(1.50)%	382	1.06%	0.28%	10.07%	106%
11.97	15.68%	364	1.06%	0.46%	6.24%	74%

10.39	3.90%	62	1.06%	0.45%	14.98%	45%

11.20	5.12%	25	1.81%	(0.24)%	14.02%	90%
11.06	(1.51)%	—	1.81%	—%	2.06%	106%
11.68	13.62%	—	1.81%	—%	27.23%	74%

10.28	2.80%	253	1.81%	3.73%	25.73%	45%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:				Less Dividends From:
							Distributions
	Net Asset	Net		Net Realized		Dividends	from Net
	Value,	Investment		and Unrealized	Total from	from Net	Realized	Total
	Beginning	Income		Gains (Losses)	Investment	Investment	Gains from	Dividends and
	of Period	(Loss)		on Investments	Activities	Income	Investments	Distributions
Opportunistic Fund
Investor Shares
Year Ended August 31, 2020	$12.83	$0.11		$0.96	$1.07	$(0.12)	$—	$(0.12)
Year Ended August 31, 2019	15.43	0.13		(1.65)	(1.52)	(0.15)	(0.93)	(1.08)
Year Ended August 31, 2018	14.90	0.04	(f)	1.28	1.32	(0.04)	(0.75)	(0.79)
Year Ended August 31, 2017	12.86	(0.02)		2.08	2.06	(0.02)	—	(0.02)
Year Ended August 31, 2016	13.66	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
Institutional Shares
Year Ended August 31, 2020	12.98	0.13		0.99	1.12	(0.15)	—	(0.15)
Year Ended August 31, 2019	15.61	0.17		(1.68)	(1.51)	(0.19)	(0.93)	(1.12)
Year Ended August 31, 2018	15.05	0.08	(f)	1.30	1.38	(0.07)	(0.75)	(0.82)
Year Ended August 31, 2017	12.99	0.03		2.08	2.11	(0.05)	—	(0.05)
Year Ended August 31, 2016	13.78	0.06		(0.47)	(0.41)	(0.04)	(0.34)	(0.38)
A Shares
Year Ended August 31, 2020	12.88	0.10		0.96	1.06	(0.11)	—	(0.11)
Year Ended August 31, 2019	15.48	0.13		(1.65)	(1.52)	(0.15)	(0.93)	(1.08)
Year Ended August 31, 2018	14.95	0.04	(f)	1.28	1.32	(0.04)	(0.75)	(0.79)
Year Ended August 31, 2017	12.90	(0.01)		2.07	2.06	(0.01)	—	(0.01)
Year Ended August 31, 2016	13.70	0.03		(0.47)	(0.44)	(0.02)	(0.34)	(0.36)
C Shares
Year Ended August 31, 2020	12.51	0.02		0.92	0.94	(0.03)	—	(0.03)
Year Ended August 31, 2019	15.07	0.02		(1.60)	(1.58)	(0.05)	(0.93)	(0.98)
Year Ended August 31, 2018	14.65	(0.08	)(f)	1.25	1.17	—	(0.75)	(0.75)
Year Ended August 31, 2017	12.73	(0.02)		1.94	1.92	—	—	—
Year Ended August 31, 2016	13.60	0.01		(0.54)	(0.53)	—	(0.34)	(0.34)

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

(f)	Calculated using average shares.

Amounts designated as “-” are 0 or have been rounded to 0.

			Ratios/Supplemental Data:(b)
					Ratio of Net
	Total Return		Ratio of Net		Investment	Ratio of Gross
Net Asset	(Excludes	Net Assets	Expenses to		Income (Loss)	Expenses to
Value, End	Sales	End of Period	Average Net		to Average	Average Net	Portfolio
of Period	Charge)(a)	(000s)	Assets		Net Assets	Assets(c)	Turnover(d)

$13.78	8.46%	$1,319	1.25%		0.83%	2.01%	240%
12.83	(9.28)%	3,118	1.37	%(e)	0.97%	1.89%	183%
15.43	9.08%	2,097	1.64%		0.25%	1.85%	157%
14.90	15.99%	3,009	1.60%		(0.10)%	1.81%	227%
12.86	(3.33)%	2,451	1.45%		0.22%	1.66%	266%

13.95	8.74%	30,697	1.00%		1.03%	1.77%	240%
12.98	(9.10)%	34,492	1.13	%(e)	1.22%	1.64%	183%
15.61	9.45%	45,659	1.35%		0.55%	1.60%	157%
15.05	16.27%	38,266	1.31%		0.18%	1.56%	227%
12.99	(3.03)%	33,056	1.16%		0.45%	1.41%	266%

13.83	8.37%	1,380	1.25%		0.79%	1.87%	240%
12.88	(9.24)%	1,898	1.37	%(e)	0.98%	1.74%	183%
15.48	9.09%	2,032	1.63%		0.26%	1.70%	157%
14.95	15.96%	2,321	1.56%		(0.06)%	1.66%	227%
12.90	(3.29)%	2,275	1.41%		0.17%	1.51%	266%

13.42	7.58%	307	2.00%		0.03%	2.77%	240%
12.51	(9.95)%	343	2.15	%(e)	0.19%	2.64%	183%
15.07	8.22%	598	2.41%		(0.52)%	2.60%	157%
14.65	15.08%	573	2.34%		(0.84)%	2.56%	227%
12.73	(3.99)%	442	2.18%		(0.55)%	2.41%	266%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From
		Operations:				Less Dividends From:
							Distributions
	Net Asset	Net		Net Realized		Dividends	from Net
	Value,	Investment		and Unrealized	Total from	from Net	Realized
	Beginning	Income		Gains (Losses)	Investment	Investment	Gains from	Return of
	of Period	(Loss)		on Investments	Activities	Income	Investments	Capital
World Energy Fund
Investor Shares
Year Ended August 31, 2020	$6.71	$0.10		$(0.51)	$(0.41)	$(0.14)	$—	$—
Year Ended August 31, 2019	9.49	0.15		(2.82)	(2.67)	(0.11)	—	—
Year Ended August 31, 2018	8.06	0.06	(f)	1.41	1.47	(0.04)	—	—
Year Ended August 31, 2017	8.63	0.08		(0.58)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.58	0.10		0.04	0.14	(0.09)	—	—
Institutional Shares
Year Ended August 31, 2020	6.72	0.13		(0.53)	(0.40)	(0.16)	—	—
Year Ended August 31, 2019	9.51	0.17		(2.83)	(2.66)	(0.13)	—	—
Year Ended August 31, 2018	8.07	0.09	(f)	1.42	1.51	(0.07)	—	—
Year Ended August 31, 2017	8.65	0.11		(0.59)	(0.48)	(0.08)	—	(0.02)
Year Ended August 31, 2016	8.59	0.12		0.05	0.17	(0.11)	—	—
A Shares
Year Ended August 31, 2020	6.70	0.11		(0.52)	(0.41)	(0.14)	—	—
Year Ended August 31, 2019	9.49	0.15		(2.83)	(2.68)	(0.11)	—	—
Year Ended August 31, 2018	8.06	0.07	(f)	1.41	1.48	(0.05)	—	—
Year Ended August 31, 2017	8.63	0.09		(0.59)	(0.50)	(0.06)	—	(0.01)
Year Ended August 31, 2016	8.59	0.10		0.03	0.13	(0.09)	—	—
C Shares
Year Ended August 31, 2020	6.64	0.05		(0.51)	(0.46)	(0.08)	—	—
Year Ended August 31, 2019	9.39	0.09		(2.79)	(2.70)	(0.05)	—	—
Year Ended August 31, 2018	8.00	—	(f)	1.40	1.40	(0.01)	—	—
Year Ended August 31, 2017	8.57	0.02		(0.58)	(0.56)	(0.01)	—	—
Year Ended August 31, 2016	8.53	0.05		0.03	0.08	(0.04)	—	—

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year, except for Portfolio Turnover.

(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

(f)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

				Ratios/Supplemental Data:(b)
						Ratio of Net
		Total Return		Ratio of Net		Investment	Ratio of Gross
Total	Net Asset	(Excludes	Net Assets	Expenses to		Income (Loss)	Expenses to
Dividends and	Value, End	Sales	End of Period	Average Net		to Average	Average Net	Portfolio
Distributions	of Period	Charge)(a)	(000s)	Assets		Net Assets	Assets(c)	Turnover(d)

$(0.14)	$6.16	(6.19)%	$2,984	1.15%		1.68%	2.18%	191%
(0.11)	6.71	(28.27)%	3,079	1.25	%(e)	1.56%	1.68%	145%
(0.04)	9.49	18.27%	7,964	1.39%		0.66%	1.56%	130%
(0.07)	8.06	(5.87)%	9,316	1.33%		0.90%	1.53%	103%
(0.09)	8.63	1.66%	10,177	1.29%		1.22%	1.55%	150%

(0.16)	6.16	(5.91)%	6,254	0.90%		1.82%	1.89%	191%
(0.13)	6.72	(28.12)%	11,163	0.97	%(e)	1.88%	1.43%	145%
(0.07)	9.51	18.71%	37,696	1.12%		0.97%	1.31%	130%
(0.10)	8.07	(5.69)%	25,809	1.01%		1.24%	1.28%	103%
(0.11)	8.65	2.09%	26,214	0.96%		1.48%	1.30%	150%

(0.14)	6.15	(6.13)%	1,867	1.15%		1.66%	2.02%	191%
(0.11)	6.70	(28.35)%	2,485	1.21	%(e)	1.67%	1.53%	145%
(0.05)	9.49	18.37%	6,302	1.34%		0.72%	1.41%	130%
(0.07)	8.06	(5.84)%	6,836	1.26%		0.96%	1.38%	103%
(0.09)	8.63	1.59%	8,644	1.22%		1.26%	1.40%	150%

(0.08)	6.10	(6.89)%	2,458	1.90%		0.87%	2.91%	191%
(0.05)	6.64	(28.82)%	3,688	1.95	%(e)	0.97%	2.43%	145%
(0.01)	9.39	17.51%	6,115	2.11%		(0.05)%	2.31%	130%
(0.01)	8.00	(6.59)%	6,131	2.01%		0.23%	2.28%	103%
(0.04)	8.57	0.99%	7,726	1.97%		0.52%	2.30%	150%

Report of Independent Registered Public Accounting Firm

August 31, 2020

To the Shareholders and Board of Trustees of

Cavanal Hill Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in the Appendix (collectively the “Funds”) including the schedules of portfolio investments, as of August 31, 2020, the related statements of operations, the statements of changes in net assets, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Cavanal Hill Funds investment companies since 1990.

Columbus, Ohio

October 23, 2020

Appendix

Fund	Financial Statement	Period

U.S Treasury Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Government Securities Money Market Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Limited Duration Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Moderate Duration Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Bond Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Strategic Enhanced Yield Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Two years ended August 31, 2020 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Ultra Short Tax-Free Income Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Two years ended ended August 31, 2020 and for the period December 26, 2017 (commencement of operations) through August 31, 2018.

Active Core Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Mid Cap Core Equity Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Three years ended August 31, 2020 and for the period December 30, 2016 (commencement of operations) through August 31, 2017.

Opportunistic Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

World Energy Fund
	Statement of Operations	Year ended August 31, 2020.
	Statements of Changes in Net Assets	Two years ended August 31, 2020.
	Financial Highlights	Five years ended August 31, 2020.

Additional Fund Information (Unaudited)

August 31, 2020

Other Federal Income Tax Information:

For the year ended August 31, 2020, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2020 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2020, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Active Core Fund	51.41%
Mid Cap Core Equity Fund	43.93%
Opportunistic Fund	98.17%
World Energy Fund	91.08%

For the year ended August 31, 2020, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Active Core Fund	53.62%
Mid Cap Core Equity Fund	44.20%
Opportunistic Fund	98.65%
World Energy Fund	100.00%

The Ultra Short Tax-Free Income Fund designated $233,197 of its income distributions as tax-exempt distributions for the year ended August 31, 2020.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2020:

Fund*	Amount
U.S. Treasury Fund	$781
Government Securities Money Market Fund	89
Strategic Enhanced Yield Fund	12,483
Active Core Fund	1,925,788
Mid Cap Core Equity Fund	50,167

*	Long-term capital gain distributions are subject to a federal tax rate of 20%.

For the year ended August 31, 2020, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Strategic Enhanced Yield Fund	$135,080

For the year ended August 31, 2020, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$8,579,989
Government Securities Money Market Fund	14,921,146
Limited Duration Fund	2,430,714
Moderate Duration Fund	531,594
Bond Fund	2,076,195
Strategic Enhanced Yield Fund	258,553
Ultra Short Tax-Free Income Fund	3,218
Active Core Fund	383,502
Mid Cap Core Equity Fund	136
Opportunistic Fund	144,295
World Energy Fund	26,731

Additional Fund Information (Unaudited)	Continued

August 31, 2020

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (the “Adviser”) was formally considered and approved by the Board of Trustees at a meeting held on July 31, 2020. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds for advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement, as so amended, was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Adviser’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds. All share classes of the U.S. Treasury Fund were in the third quartile for the one, three, five and ten-year periods ending May 31, 2020, with the exception of the three, five and ten-year performance of the Institutional share class and the one-year performance of the Select share class, which were in the second quartile. All share classes of the Government Securities Fund were in the second quartile for the one, three, five and ten-year periods ending May 31, 2020, with the exception of the one, three, and five-year periods for the Administrative share class, which was in the third quartile. Performance for each of the Limited Duration Fund share classes was in the first quartile for the one, three, five and ten-year periods ending May 31, 2020, with the exception of the five-year period for the No Load Investor and A share classes, which were in the second quartile. All share classes of the Moderate Duration Fund were in the third quartile for the one-period ending May 31, 2020. The No Load Investor and A share classes were in the third quartile for three and five-year periods, while the Institutional share class was in the second quartile for the same periods. The No Load Investor and Institutional share classes were in the first quartile for the ten-year period. The Moderation Duration Fund is of shorter duration compared to its peers, which hindered performance. All share classes of the Bond Fund were in the third quartile for the one, and three -year periods ending May 31, 2020. The Institutional share class was in the first quartile for the ten-year period. The one-year performance of the Ultra Short Tax-Free Income Fund was in the third quartile for all share classes as of May 31, 2020. The investment mix of variable rate demand notes and fixed rate paper negatively impacted performance when rates fell sharply at the end of the period, as the shorter duration versus the peer group proved detrimental. The Strategic Enhanced Yield Fund first year performance was in the top quartile for all share classes as of May 31, 2020. All share classes of the Ultra Short Tax Free Income were in the third quartile for the one-year period ending May 31, 2020. All share classes of the Opportunistic Fund were in the third quartile for the one and three-year periods ending May 31, 2020, with the Institutional and A share classes finishing in the second quartile for the five-year period. The No Load Investor, Institutional, and A share classes of the Active Core were in the first quartile for the one and three-year periods ending May 31, 2020, with the C share class finishing in the second quartile for the same periods. Lipper does not have a Lipper energy category, thus the World Energy Fund’s performance is compared to the Morningstar energy category. All share classes of the World Energy Fund finished in the second quartile for the one-year period ending May 31, 2020, and all share classes finished in the third quartile for the three and five year periods. All share classes of the Mid Cap Core Equity share classes finished in the second quartile for the one and five-year ending May 31, 2020. Over the years, the Funds have received numerous Lipper Fund Awards in recognition of outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Funds was within an acceptable range.

Additional Fund Information (Unaudited)	Continued

August 31, 2020

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. The investment advisory fees, net of waivers and expenses, with respect to the Funds, were equal to or below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Additional Fund Information (Unaudited)	Continued

August 31, 2020

OPERATION AND IMPLEMENTATION OF THE LIQUIDITY RISK MANAGEMENT PROGRAM

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Cavanal Hill Funds (the “Trust”) adopted and implemented a liquidity risk management program (the “Program”) for each series (“Fund”) of the Trust, exclusive of the money market funds, which is reasonably designed to assess and manage the Funds’ liquidity risk. Liquidity risk is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the Program and the designation of the Cavanal Hill Liquidity Risk Management Oversight Committee as the Administrator of the Program, subject to the oversight of the Board. The Cavanal Hill Liquidity Risk Management Oversight Committee includes investment, compliance and administration representatives.

The Administrator provided its annual report (“Liquidity Report”) assessing the adequacy and effectiveness of the implementation of the Program to the Board on June 1, 2020. The Liquidity Report addressed the key components of the Program, including (i) the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions (including market volatility related to COVID-19), (ii) short-term and long-term cash flow projections, (iii) any liquidity events or applicable highly liquid investment minimums and (iv) classification of portfolio holdings into one of four liquidity categories. The Administrator also reported on filings of Forms N-PORT and N-Liquid with the SEC, including confirmation that none of the Funds exceeded the 15% illiquid security limit.

As reflected in the Liquidity Report, the Program is operating as intended and is an effective tool in implementing the requirements of the Liquidity Rule. Each Fund’s liquidity risk continues to be appropriate in light of the Fund’s investment objective and strategies. No changes to the Program were recommended.

Additional Fund Information (Unaudited)	Continued

August 31, 2020

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	38.8%
Repurchase Agreements	36.6%
Investment Companies	24.5%
Liabilities in excess of other assets	0.1%
Total	100%

Government Securities Money Market Fund:

Percentage of
Security Allocation	Net Assets
U.S. Government Agency Securities	40.9%
U.S. Treasury Obligations	8.8%
Repurchase Agreements	25.2%
Investment Companies	25.1%
Total	100%

Limited Duration Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	11.9%
Mortgage Backed Securities	39.6%
Corporate Bonds	6.9%
Taxable Municipal Bonds	1.3%
U.S. Government Agency Securities	25.1%
U.S. Treasury Obligations	9.2%
Investment in Affiliates	6.6%
Liabilities in excess of other assets	(0.6)%
Total	100%

Moderate Duration Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	8.4%
Mortgage Backed Securities	20.5%
Corporate Bonds	27.9%
Taxable Municipal Bonds	14.6%
U.S. Treasury Obligations	18.9%
Investment in Affiliates	11.1%
Liabilities in excess of other assets	(1.4)%
Total	100%

Bond Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	5.2%
Mortgage Backed Securities	20.3%
Corporate Bonds	33.3%
Taxable Municipal Bonds	19.7%
U.S. Treasury Obligations	19.9%
Investment Companies	1.1%
Investment in Affiliates	2.7%
Liabilities in excess of other assets	(2.2)%
Total	100%

Strategic Enhanced Yield Fund:

Percentage of
Security Allocation	Net Assets
Asset Backed Securities	16.1%
Mortgage Backed Securities	27.7%
Corporate Bonds	4.8%
U.S. Government Agency Securities	22.7%
U.S. Treasury Obligations	24.2%
Investment in Affiliates	10.3%
Liabilities in excess of other assets	(5.8)%
Total	100%

Ultra Short Tax-Free Income Fund:

Percentage of
Security Allocation	Net Assets
Municipal Bonds	98.4%
Investment in Affiliates	4.7%
Liabilities in excess of other assets	(3.1)%
Total	100%

Active Core Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	52.8%
Asset Backed Securities	2.5%
Mortgage Backed Securities	9.5%
Corporate Bonds	12.7%
Taxable Municipal Bonds	7.0%
U.S. Treasury Obligations	6.5%
Investment Companies	5.7%
Investment in Affiliates	3.1%
Other assets in excess of liabilities	0.2%
Total	100%

Mid Cap Core Equity Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	95.8%
Investment in Affiliates	3.9%
Other assets in excess of liabilities	0.3%
Total	100%

Opportunistic Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	71.1%
Convertible Preferred Stocks	1.8%
Mortgage Backed Securities	2.0%
Corporate Bonds	13.3%
Investment Companies	5.8%
Investment in Affiliates	9.0%
Liabilities in excess of other assets	(3.0)%
Total	100%

World Energy Fund:

Percentage of
Security Allocation	Net Assets
Common Stocks	87.7%
Corporate Bonds	9.4%
Investment in Affiliates	2.4%
Other assets in excess of liabilities	0.5%
Total	100%

Additional Fund Information (Unaudited)	Continued

August 31, 2020

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held By Trustee
Officers
Bill King (1959)	President, Assistant Secretary	Indefinite, 5/20 — Present	From 2016 to present, President and CEO of Cavanal Hill Distributors, Inc. Since 2013, national sales manager of Cavanal Hill Investment Management, Inc.	N/A	N/A

Joel B. Engle (1965)	Treasurer	Indefinite, 1/17 — Present	From 2007 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

Charles Booth (1960)	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 5/15 — Present	From 2007 to present, Director of Citi Fund Services Ohio, Inc., CCO Services. From 1988 to present, Account Manager, Manager of Financial Administration, SVP of Compliance of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Vice President and Secretary	Indefinite 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF, NA.	N/A	N/A

For interested officers, Mr. King and Ms. Briggs, positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management and BOK Financial Private Wealth, Inc., and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

Additional Fund Information (Unaudited)	Continued

August 31, 2020

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustee During The Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	11	N/A

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company; Shareholder, McAfee & Taft	11	N/A

Interested Trustees:
Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF; from 1991 to present, CEO, BOK Financial Securities, Inc.	11	None

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the parent of Cavanal Hill Distributors, Inc. (“CHD”) and the indirect parent of Cavanal Hill Investment Management, Inc. (“CHIM”). Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management, Inc. and BOK Financial Private Wealth, and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

Additional Fund Information (Unaudited)	Continued

August 31, 2020

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2019 through August 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period 3/1/20 - 8/31/20	Expense Ratio During Period* 3/1/20 - 8/31/20
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,000.30	$1.61	0.32%
Service Shares	1,000.00	1,000.40	1.51	0.30%
Institutional Shares	1,000.00	1,000.70	1.16	0.23%
Select Shares	1,000.00	1,001.10	0.86	0.17%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,000.40	1.66	0.33%
Institutional Shares	1,000.00	1,000.80	1.16	0.23%
Select Shares	1,000.00	1,001.20	0.86	0.17%
Premier Shares	1,000.00	1,001.00	1.06	0.21%
Limited Duration Fund
Investor Shares	1,000.00	1,012.80	3.39	0.67%
Institutional Shares	1,000.00	1,015.10	2.18	0.43%
A Shares	1,000.00	1,013.80	3.39	0.67%
Moderate Duration Fund
Investor Shares	1,000.00	1,011.30	3.74	0.74%
Institutional Shares	1,000.00	1,013.50	2.48	0.49%
A Shares	1,000.00	1,012.20	3.74	0.74%
Bond Fund
Investor Shares	1,000.00	1,021.00	3.71	0.73%
Institutional Shares	1,000.00	1,023.30	2.44	0.48%
A Shares	1,000.00	1,022.00	3.71	0.73%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,022.50	5.13	1.01%
Institutional Shares	1,000.00	1,023.10	3.86	0.76%
A Shares	1,000.00	1,022.80	5.14	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,002.30	3.02	0.60%
Institutional Shares	1,000.00	1,003.50	1.76	0.35%
A Shares	1,000.00	1,002.30	3.02	0.60%
Active Core Fund
Investor Shares	1,000.00	1,103.40	5.87	1.11%
Institutional Shares	1,000.00	1,105.30	4.55	0.86%
A Shares	1,000.00	1,103.00	5.87	1.11%
C Shares	1,000.00	1,099.50	9.76	1.85%
Mid Cap Core Equity Fund
Investor Shares	1,000.00	1,107.60	5.62	1.06%
Institutional Shares	1,000.00	1,110.30	4.30	0.81%
A Shares	1,000.00	1,108.20	5.62	1.06%
C Shares	1,000.00	1,106.70	9.58	1.81%
Opportunistic Fund
Investor Shares	1,000.00	1,107.90	6.62	1.25%
Institutional Shares	1,000.00	1,109.90	5.30	1.00%
A Shares	1,000.00	1,107.80	6.62	1.25%
C Shares	1,000.00	1,103.90	10.58	2.00%
World Energy Fund
Investor Shares	1,000.00	989.20	5.75	1.15%
Institutional Shares	1,000.00	990.30	4.50	0.90%
A Shares	1,000.00	989.90	5.75	1.15%
C Shares	1,000.00	986.30	9.49	1.90%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Additional Fund Information (Unaudited)	Concluded

August 31, 2020

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expense may not be used to estimate actual ending account balance or expense you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Expenses Paid During Period 3/1/20 - 8/31/20	Expense Ratio During Period* 3/1/20 - 8/31/20
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,023.53	$1.63	0.32%
Service Shares	1,000.00	1,023.63	1.53	0.30%
Institutional Shares	1,000.00	1,023.98	1.17	0.23%
Select Shares	1,000.00	1,024.28	0.87	0.17%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,023.48	1.68	0.33%
Institutional Shares	1,000.00	1,023.98	1.17	0.23%
Select Shares	1,000.00	1,024.28	0.87	0.17%
Premier Shares	1,000.00	1,024.08	1.07	0.21%
Limited Duration Fund
Investor Shares	1,000.00	1,021.77	3.40	0.67%
Institutional Shares	1,000.00	1,022.97	2.19	0.43%
A Shares	1,000.00	1,021.77	3.40	0.67%
Moderate Duration Fund
Investor Shares	1,000.00	1,021.42	3.76	0.74%
Institutional Shares	1,000.00	1,022.67	2.49	0.49%
A Shares	1,000.00	1,021.42	3.76	0.74%
Bond Fund
Investor Shares	1,000.00	1,021.47	3.71	0.73%
Institutional Shares	1,000.00	1,022.72	2.44	0.48%
A Shares	1,000.00	1,021.47	3.71	0.73%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,020.06	5.13	1.01%
Institutional Shares	1,000.00	1,021.32	3.86	0.76%
A Shares	1,000.00	1,020.06	5.13	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,022.12	3.05	0.60%
Institutional Shares	1,000.00	1,023.38	1.78	0.35%
A Shares	1,000.00	1,022.12	3.05	0.60%
Active Core Fund
Investor Shares	1,000.00	1,019.56	5.63	1.11%
Institutional Shares	1,000.00	1,020.81	4.37	0.86%
A Shares	1,000.00	1,019.56	5.63	1.11%
C Shares	1,000.00	1,015.84	9.37	1.85%
Mid Cap Core Equity Fund
Investor Shares	1,000.00	1,019.81	5.38	1.06%
Institutional Shares	1,000.00	1,021.06	4.12	0.81%
A Shares	1,000.00	1,019.81	5.38	1.06%
C Shares	1,000.00	1,016.04	9.17	1.81%
Opportunistic Fund
Investor Shares	1,000.00	1,018.85	6.34	1.25%
Institutional Shares	1,000.00	1,020.11	5.08	1.00%
A Shares	1,000.00	1,018.85	6.34	1.25%
C Shares	1,000.00	1,015.08	10.13	2.00%
World Energy Fund
Investor Shares	1,000.00	1,019.36	5.84	1.15%
Institutional Shares	1,000.00	1,020.61	4.57	0.90%
A Shares	1,000.00	1,019.36	5.84	1.15%
C Shares	1,000.00	1,015.58	9.63	1.90%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Ann-08/20

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees*	$160,900	$157,900
(b) Audit-Related Fees**	$39,000	$38,000
(c) Tax Fees***	$48,600	$47,635
(d) All Other Fees	$-	$-

*The fees relate to the audit of the registrant’s annual financial statements and the review of the annual post-effective registration statements paid to KPMG LLP.

**Related to three security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

***Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

4(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

4(e)(2)

2020 – 100%

2019 – 100%

4(f) Not Applicable

4(g)

2020 – $87,600

2019 – $85,635

4(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1).	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)           Cavanal Hill Funds

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date     October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date     October 26, 2020

By (Signature and Title)*	/s/ Joel B. Engle
Joel B. Engle, Treasurer (Principal Financial Officer)

Date     October 26, 2020